As filed with the Securities and Exchange Commission on April 28, 2006

                                                     Registration Nos. 033-05033
                                                                       811-04642
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       PRE-EFFECTIVE AMENDMENT NO.                                           [ ]

       POST-EFFECTIVE AMENDMENT NO. 53                                       |X|

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       AMENDMENT NO. 55                                                      |X|


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ---------------

                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 ---------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                          VARIABLE PRODUCTS OPERATIONS
                         PHOENIX LIFE INSURANCE COMPANY
                                  800/541-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ---------------

                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 ---------------

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
|X| on May 1, 2006 pursuant to paragraph (b), or

[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ( ) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 ---------------

================================================================================

                                     PART A

                                   PROSPECTUS

                        PHOENIX'S VARIABLE PRODUCT FUNDS


                                      2006

                          THE PHOENIX EDGE SERIES FUND






                                 [PHOENIX LOGO]

                          THE PHOENIX EDGE SERIES FUND


PROSPECTUS                                                           MAY 1, 2006


    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    Shares of the Fund are not directly offered to the public and are currently offered through certain separate investment accounts ("separate accounts") to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company (Phoenix), PHL Variable Insurance Company (PHL Variable), and Phoenix Life and Annuity Company (PLAC) (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be available through a particular contract.


[diamond]  Phoenix Capital Growth Series
           (fka, Phoenix-Engemann Capital Growth Series)
[diamond]  Phoenix Mid-Cap Growth Series
           (fka, Phoenix-Seneca Mid-Cap Growth Series)
[diamond]  Phoenix Strategic Theme Series
           (fka, Phoenix-Seneca Strategic Theme Series)

[diamond]  Phoenix-Aberdeen International Series
[diamond]  Phoenix-AIM Growth Series
[diamond]  Phoenix-Alger Small-Cap Growth Series
[diamond] Phoenix-Alliance/Bernstein Enhanced Index Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Growth and Income Series
[diamond]  Phoenix-Engemann Small-Cap Growth Series
[diamond] Phoenix-Engemann Strategic Allocation Series [diamond] Phoenix-Goodwin Money Market Series
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Goodwin Multi-Sector Short Term Bond Series [diamond] Phoenix-Kayne Rising Dividends Series
[diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Northern Dow 30 Series
[diamond]  Phoenix-Northern Nasdaq-100 Index(R) Series

[diamond]  Phoenix-S&P Dynamic Asset Allocation Series: Moderate*
[diamond] Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth* [diamond] Phoenix-S&P Dynamic Asset Allocation Series: Growth*
[diamond] Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth* [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond]  Phoenix-Sanford Bernstein Small-Cap Value Series
[diamond]  Phoenix-Van Kampen Comstock Series
           (fka, Phoenix-Engemann Value Equity Series)

* "S&P," "S&P500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in this prospectus collectively as the "Phoenix-S&P Series."

    We are offering this fund only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.


    An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:
                                     [envelope]   PHOENIX LIFE INSURANCE COMPANY
                                                  PO Box 8027
                                                  Boston, MA 02266-8027

                                    [telephone]   TEL. 800/541-0171


                                                  The Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS

Heading                                                            Page
--------------------------------------------------------------------------------


GUIDE TO THE PROSPECTUS...........................................   3
THE SERIES:
Phoenix Capital Growth Series ....................................   4
Phoenix Mid-Cap Growth Series ....................................   7
Phoenix Strategic Theme Series....................................  10
Phoenix-Aberdeen International Series.............................  13
Phoenix-AIM Growth Series.........................................  16
Phoenix-Alger Small-Cap Growth Series.............................  19
Phoenix-Alliance/Bernstein Enhanced Index Series..................  22
Phoenix-Duff & Phelps Real Estate Securities Series ..............  25
Phoenix-Engemann Growth and Income Series.........................  28
Phoenix-Engemann Small-Cap Growth Series .........................  31
Phoenix-Engemann Strategic Allocation Series......................  34
Phoenix-Goodwin Money Market Series ..............................  37
Phoenix-Goodwin Multi-Sector Fixed Income Series..................  40
Phoenix-Goodwin Multi-Sector Short Term Bond Series...............  43
Phoenix-Kayne Rising Dividends Series.............................  46
Phoenix-Kayne Small-Cap Quality Value Series......................  49
Phoenix-Lazard International Equity Select Series.................  52
Phoenix-Northern Dow 30 Series....................................  55
Phoenix-Northern Nasdaq-100 Index(R) Series.......................  58
Phoenix-S&P Dynamic Asset Allocation Series: Moderate ............  61
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth......  64
Phoenix-S&P Dynamic Asset Allocation Series: Growth...............  67
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth....  70
Phoenix-Sanford Bernstein Mid-Cap Value Series....................  73
Phoenix-Sanford Bernstein Small-Cap Value Series..................  76
Phoenix-Van Kampen Comstock Series................................  79
MORE ABOUT INVESTMENT STRATEGIES..................................  82
INVESTMENT STRATEGIES FOR THE PHOENIX-S&P SERIES..................  83
MORE ABOUT THE PHOENIX-S&P SERIES.................................  84
DESCRIPTION OF PRINCIPAL RISKS (EXCEPT THE PHOENIX-S&P SERIES)....  86
DESCRIPTION OF PRINCIPAL RISKS FOR THE PHOENIX-S&P SERIES.........  91
MANAGEMENT OF THE FUND............................................  93
The Advisors......................................................  93
Legal Proceedings about Company Subsidiaries......................  94
The Subadvisors...................................................  95
Fees and Expenses Paid by the Fund................................ 100
MORE ABOUT THE FUND............................................... 101
Organization of the Fund.......................................... 101
Shares of Beneficial Interest..................................... 101
Taxes............................................................. 101
Disruptive Trading and Market Timing.............................. 102
INVESTING IN THE FUND............................................. 103
Sales Charge and Surrender Charges................................ 103
Determination of Net Asset Value.................................. 103
Fair Valuation ................................................... 104
Disclaimers....................................................... 105


2  The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------

    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.


    This prospectus discusses the multiple series of the Fund. Each series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc.
(PIC), Phoenix Variable Advisors, Inc. (PVA), Engemann Asset Management (Engemann), and Duff & Phelps Investment Management Co.(DPIM) are the investment advisors to the series. For most of the series, the advisors have retained subadvisors to provide day-to-day portfolio management.


    We are providing this guide to the prospectus to help you understand the information provided for each series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES
    In the first section of the prospectus following this guide, you will find a description of each series. This description includes the series' investment objectives, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT ANY SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of each series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for each series unless the series is new.

MORE ABOUT INVESTMENT STRATEGIES
    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information (SAI).


INVESTMENT STRATEGIES FOR THE PHOENIX-S&P SERIES
    In this section of the prospectus, you will find information about the investment objectives and principal investment strategies that the underlying funds may use.

MORE ABOUT THE PHOENIX-S&P SERIES
DISTRIBUTION PLAN
    In this section of the prospectus you will find information on the Distribution Plan with regard to shares of the Phoenix-S&P Series.

UNDERLYING FUNDS
    In this section of the prospectus, you will find a list of the universe of underlying funds that the Phoenix-S&P Series may invest in.

DESCRIPTION OF PRINCIPAL RISKS (EXCEPT THE PHOENIX-S&P SERIES) AND DESCRIPTION OF THE PHOENIX-S&P SERIES PRINCIPAL RISKS
    The description of each series lists the principal risks applicable to that series. In the sections entitled "Description of Principal Risks" and "Description of the Phoenix-S&P Series Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. These sections are an important supplement to the individual series descriptions and you should read them carefully.


    In addition, you should be aware of the following risks that apply to all series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE
    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values may change from day to day, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY
     You should understand that loss of money is a risk of investing in any of the series.

MANAGEMENT OF THE FUND
    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND
    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions and net asset value.

                                                     Phoenix Edge Series Fund  3

PHOENIX CAPITAL GROWTH SERIES
(FKA, PHOENIX-ENGEMANN CAPITAL GROWTH SERIES)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series will invest at least 65% of its assets in common stocks, which the subadvisor believes to have appreciation potential. Although the series may invest in issuers of any capitalization, the series generally invests principally in larger cap stocks. At December 31, 2005, the market capitalizations of the issuers in which the series was invested ranged from $4.8 billion to $370 billion.


[diamond] The subadvisor seeks growth through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadvisor manages the series' portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadvisor focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

[diamond] Generally, stocks are sold when the subadvisor believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

[diamond] The series may invest in securities of non-U.S. issuers, including companies, governments, government agencies and international organizations.

[diamond] The series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Growth Stock Investment Risk

[diamond]   Larger Market Capitalization Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Special Situations Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Risk
            o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    If the subadvisor believes that market conditions are not favorable to the series' principal strategies, the series may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

Calendar Year            Annual Return (%)
     1996                     12.58
     1997                     21.07
     1998                     30.01
     1999                     29.67
     2000                    -17.77
     2001                    -34.57
     2002                    -24.81
     2003                     26.49
     2004                      4.97
     2005                      3.71


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -29.19% (quarter ended September 2001).


------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIOD
  ENDED 12/31/05)(2)              1 YEAR    5 YEARS    10 YEARS
-------------------------------- --------- ---------- ------------
  Phoenix Capital Growth Series   3.71%     -7.49%      2.50%
-------------------------------- --------- ---------- ------------
  Russell 1000 Growth Index (3)   5.26%     -3.58%      6.73%
-------------------------------- --------- ---------- ------------
  S&P 500(R) Index (4)            4.93%      0.55%      9.12%
------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.


(3) As of October 31, 2005, the series' style benchmark was changed to the Russell 1000 Growth Index from the S&P 500/Barra Growth Index. All S&P/Barra indices ceased to exist as of December 16, 2005 and the Russell index reflects the market sectors in which the series invests. The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested..


(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

4 Phoenix Capital Growth Series

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                       0.68%

 Distribution and/or Service (12b-1) Fees               None

 Other Expenses                                        0.21%
                                                       -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES                0.89%
                                                       =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

 ---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
 -------------------- ---------- --------- --------- -----------
   Phoenix Capital        $91      $284      $493     $1,095
   Growth Series
 ---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PIC is the investment advisor to the series. Engemann, is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT
[diamond] DAVID GARZA has served as a co-portfolio manager of the Phoenix
          Capital Growth Series since 2002. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a Senior Vice President and Portfolio Manager of Engemann and has been with Engemann since 2002. Prior to joining Engemann, Mr. Garza was the President and Portfolio Manager, from 2001 to 2002, at Galileo Capital Management and from 1994 to 2001 and was a Portfolio Manager at Roxbury Capital Management.

[diamond] MICHAEL MANNS has served as a co-portfolio manager of the Phoenix
          Capital Growth Series since 2004. He also serves as a co-portfolio manager for the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a Senior Vice President and senior portfolio manager for Engemann and has been with Engemann since 2004. Prior to joining Engemann, Mr. Manns was a senior vice president and senior portfolio manager, from 1994 to 2004, with American Express Financial Advisors Inc.

[diamond] SCOTT SWANSON has served as a co-portfolio manager of the Phoenix-Engemann Capital Growth Series since 2000. He also serves as a co-portfolio manager for the Phoenix-Engemann Focus Growth Fund, the Phoenix Capital Growth Fund and the Phoenix Nifty Fifty Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1991.


                                                Phoenix Capital Growth Series  5

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                        2005          2004          2003         2002       2001(2)
                                                                        ----          ----          ----         ----       -------
Net asset value, beginning of period............................       $14.25       $13.69        $10.84       $14.41       $22.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................................         0.01(3)      0.11          0.01         0.01          --(1)
   Net realized and unrealized gain (loss)......................         0.52         0.57          2.85        (3.58)       (7.72)
                                                                       ------       ------        ------       ------       -------
      TOTAL FROM INVESTMENT OPERATIONS..........................         0.53         0.68          2.86        (3.57)       (7.72)
                                                                       ------       ------        ------       ------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income.........................        (0.01)       (0.12)        (0.01)          --        (0.01)
   Distributions from net realized gains........................           --           --            --           --        (0.35)
                                                                       ------       ------        ------       ------       -------
      TOTAL DISTRIBUTIONS.......................................        (0.01)       (0.12)        (0.01)          --        (0.36)
                                                                       ------       ------       -------       ------       -------
CHANGE IN NET ASSET VALUE.......................................         0.52         0.56          2.85        (3.57)       (8.08)
                                                                       ------       ------        ------       ------       -------
NET ASSET VALUE, END OF PERIOD..................................       $14.77       $14.25        $13.69       $10.84       $14.41
                                                                       ======       ======        ======       ======       =======
Total return....................................................         3.71%        4.97%        26.49%      (24.81)%     (34.57)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)........................     $462,402     $565,515      $632,025     $571,076     $937,569
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses...........................................         0.89%        0.87%         0.85%        0.75%        0.72%
   Net investment income........................................         0.06%        0.72%         0.07%        0.08%        0.01%
Portfolio turnover..............................................           73%          50%           41%         115%          58%

(1) Amount is less than $0.01.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets.
(3) Computed using average shares outstanding.


6 Phoenix Capital Growth Series

PHOENIX MID-CAP GROWTH SERIES
(FKA, PHOENIX-SENECA MID-CAP GROWTH SERIES)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in companies with market capitalizations between $500 million and $10 billion. The series may at times have investments in companies with higher or lower market capitalizations. At December 31, 2005, the market capitalization of the issuers in which the series was invested ranged from $1 billion to $12 billion. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the Russell Midcap Growth(R) Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.

[diamond] The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond] Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. Foreign investment will be primarily through American Depositary Receipts (ADRs).

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series may buy securities that it anticipates will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

Calendar Year            Annual Return (%)
     1999                     45.62
     2000                     13.75
     2001                    -25.28
     2002                    -32.5
     2003                     28.83
     2004                      6.72
     2005                      4.18


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -27.20% (quarter ended September 2001).

                                                Phoenix Mid-Cap Growth Series  7

--------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED                            LIFE OF THE
 12/31/05)(1)                  1 YEAR    5 YEARS   SERIES(2)
------------------------------ -------- --------- ------------
 Phoenix Mid-Cap Growth         4.18%     -6.30%      4.92%
 Series
------------------------------ -------- --------- ------------
 Russell Midcap Growth(R)
 Index(3)                      12.10%      1.38%      5.93%
------------------------------ -------- --------- ------------
 S&P 500(R) Index(4)            4.93%      0.55%      3.86%

--------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since March 2, 1998.

(3) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.



 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                       0.80%

 Distribution and/or Service (12b-1) Fees               None


 Other Expenses                                        0.41%
                                                       -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)             1.21%
                                                       =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.15% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------ --------- --------- --------- ------------

 Phoenix Mid-Cap      $123      $385      $666     $1,468
 Growth Series
------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR

    PVA as investment advisor to the series, is responsible for managing the series' investment programs. Bennett Lawrence Management, LLC (BLM) is responsible for the day-to-day management of the series. You will find more information about PVA and BLM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    Van Schreiber, Chief Portfolio Manager, and Alex Ely, Portfolio Manager, will manage the series. Five research analysts and industry specialists assist Van Schreiber and Alex Ely, in the sourcing of new investment ideas. In addition to portfolio management responsibilities, Van and Alex are also research generalists.

[diamond] VAN SCHREIBER, Managing Member, is currently the Chief Portfolio
          Manager of Bennett Lawrence Management, LLC. Previously, he was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. He joined C.J. Lawrence in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Van served as an Executive Vice President of the firm, and a member of the Board of Directors until its acquisition by Morgan Grenfell.

[diamond] W. ALEXANDER L. ELY, Member/Portfolio Manager, is a Portfolio Manager at Bennett Lawrence Management, LLC. Prior to joining the firm in 1997, Alex was an Equity Product Manager at Oppenheimer Management Corp. He was a Strategy Clerk from 1988-1989 at the Boston Stock Exchange.


8  Phoenix Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2005         2004         2003         2002         2001
                                                                      ----         ----         ----         ----         ----
Net asset value, beginning of period.............................   $12.41       $11.63       $ 9.03       $13.37       $17.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)...............................    (0.09)       (0.06)       (0.07)       (0.07)       (0.08)
   Net realized and unrealized gain (loss).......................     0.61         0.84         2.67        (4.27)       (4.45)
                                                                    ------       ------       ------      -------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.52         0.78         2.60        (4.34)       (4.53)
                                                                    ------       ------       ------      -------       ------
CHANGE IN NET ASSET VALUE........................................     0.52         0.78         2.60        (4.34)       (4.53)
                                                                    ------       ------       ------      -------       ------
NET ASSET VALUE, END OF PERIOD...................................   $12.93       $12.41       $11.63       $ 9.03       $13.37
                                                                    ======       ======       ======       ======       ======
Total return.....................................................     4.18%        6.72%       28.83%      (32.50)%     (25.28)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $47,162      $62,681      $61,294      $48,149      $68,895
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................     1.15%        1.15%        1.15%        1.11%        1.05%
   Gross operating expenses......................................     1.21%        1.18%        1.16%        1.14%        1.10%
   Net investment income (loss)..................................    (0.76)%      (0.53)%      (0.67)%      (0.62)%      (0.52)%
Portfolio turnover...............................................      178%         175%         174%         128%         137%

(1) Computed using average shares outstanding.


                                                Phoenix Mid-Cap Growth Series  9

PHOENIX STRATEGIC THEME SERIES
(FKA, PHOENIX-SENECA STRATEGIC THEME SERIES)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of companies the subadvisor believes to have substantial potential for capital growth by being well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

[diamond] In determining when and whether to invest in particular industries, the subadvisor will establish strategic investment themes (major changes affecting markets for prolonged periods of time) and tactical investment themes (focused, short-term).


[diamond] Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The subadvisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The subadvisor may pursue one or more investment themes at any time.


[diamond] The subadvisor will seek to identify those companies which, in addition to being considered well positioned to benefit from investment themes identified, also have good financial resources; provide satisfactory return on capital; have enhanced industry position; and have demonstrated superior management skills.

[diamond] Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

[diamond] The series will not invest more than 25% of its assets in any one industry or group of related industries.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    To the extent the series invests in a single investment theme or a particular market segment, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes or market segments, or as compared to a broadly diversified portfolio. The successful implementation of a thematic or market segment investment strategy depends on the series' ability to: (i) anticipate emerging-market trends; (ii) exploit such investment opportunities; and (iii) divest such securities at the right time. If the series does not successfully implement this strategy, the series may experience significant losses.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk
[diamond]   Portfolio Turnover Risk
[diamond]   Reduced Diversification Risk
[diamond]   Smaller Market Capitalization Risk
[diamond]   Theme Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          1997                     17.16
          1998                     44.69
          1999                     54.98
          2000                    -11.46
          2001                    -27.36
          2002                    -34.98
          2003                     37.26
          2004                      5.44
          2005                      1.18


(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -31.20% (quarter ended September 2001).

10  Phoenix Strategic Theme Series

---------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
 (FOR THE PERIODS ENDED                                THE
 12/31/05)(1)                    1 YEAR    5 YEARS   SERIES(2)
---------------------------------------------------------------
 Phoenix Strategic                1.18%     -7.11%      5.95%
 Theme Series
-------------------------------- -------- ---------- ----------
 Russell 1000(R) Growth Index(3)  5.26%     -3.58%      6.64%
-------------------------------- -------- ---------- ----------
 S&P 500(R) Index(4)              4.93%      0.55%      9.03%
---------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since January 29, 1996.

(3) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                        0.75%

 Distribution and/or Service (12b-1) Fees                None


 Other Expenses                                         0.40%
                                                        -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)              1.15%
                                                        =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.10% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------
                      1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------------------- -------- -------- --------- -----------

 Phoenix Strategic     $117     $364     $630     $1,392
 Theme Series
------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA as investment advisor to the series, is responsible for managing the series' investment programs. BLM is responsible for the day-to-day management of the series. You will find more information about PVA and BLM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT
    Van Schreiber, Chief Portfolio Manager, and Alex Ely, Portfolio Manager, will manage the series. Five research analysts and industry specialists assist Van Schreiber and Alex Ely, in the sourcing of new investment ideas. In addition to portfolio management responsibilities, Van and Alex are also research generalists.

[diamond] VAN SCHREIBER, Managing Member, is currently the Chief Portfolio
          Manager of Bennett Lawrence Management, LLC. Previously, he was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. He joined C.J. Lawrence in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Van served as an Executive Vice President of the firm, and a member of the Board of Directors until its acquisition by Morgan Grenfell.

[diamond] W. ALEXANDER L. ELY, Member/Portfolio Manager, is a Portfolio Manager at Bennett Lawrence Management, LLC. Prior to joining the firm in 1997, Alex was an Equity Product Manager at Oppenheimer Management Corp. He was a Strategy Clerk from 1988-1989 at the Boston Stock Exchange.


                                               Phoenix Strategic Theme Series 11

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.



                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                     2005         2004          2003         2002         2001
                                                                     ----         ----          ----         ----         ----
Net asset value, beginning of period.............................  $ 10.33       $ 9.79       $ 7.13       $10.97       $15.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)...............................    (0.05)       (0.02)       (0.02)       (0.04)       (0.04)
   Net realized and unrealized gain (loss).......................     0.17         0.56         2.68        (3.80)       (4.15)
                                                                    ------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.12         0.54         2.66        (3.84)       (4.19)
                                                                    ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Distributions from net realized gains.........................       --           --           --           --        (0.36)
                                                                    ------       ------        -----        -----       ------
      TOTAL DISTRIBUTIONS........................................       --           --           --           --        (0.36)
                                                                    ------       ------        -----        -----       ------
CHANGE IN NET ASSET VALUE........................................     0.12         0.54         2.66        (3.84)       (4.55)
                                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................   $10.45       $10.33       $ 9.79       $ 7.13       $10.97
                                                                    ======       ======       ======       ======       ======
Total return.....................................................     1.18%        5.44%       37.26%      (34.98)%     (27.36)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $57,999      $76,039      $88,712      $71,464     $140,096
RATIO TO AVERAGE NET ASSETS OF:
   Net Operating expenses........................................     1.10%        1.08%        1.05%        1.00%        0.96%
   Gross Operating expenses......................................     1.15%        1.08%        1.05%        1.00%        0.96%
   Net investment income (loss)..................................    (0.45)%      (0.21)%      (0.29)%      (0.41)%      (0.30)%
Portfolio turnover...............................................      182%         171%         101%         128%         162%


(1) Computed using average shares outstanding.

12  Phoenix Strategic Theme Series

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the series may have more than 25% of its assets invested in any major industrial or developed country.

[diamond] The series will invest primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadvisor will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond] Country and geographic allocations are based on such economic, monetary and political factors as:
          o  prospects for relative economic growth among countries;
          o  expected levels of inflation;
          o  government policies influencing business decisions;
          o  relative price levels of the various capital markets;
          o  the outlook for currency relationships; and
          o  the range of individual investment opportunities available.


[diamond] Although the series intends to invest primarily in established companies, it may invest in securities of issuers of any size, and in countries with either developed or emerging markets. As of December 31, 2005, the market capitalization range for the series' equity securities was $1.6 billion to $128 billion.


[diamond] Within the designated country allocations, the subadvisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    If the subadvisor believes that market conditions are not favorable to the series' principal strategies, all or part of the series assets may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest bearing demand accounts and repurchase agreements secured by U.S. Government securities. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          1996                     18.65
          1997                     12.04
          1998                     27.92
          1999                     29.49
          2000                    -15.81
          2001                    -24.04
          2002                    -14.81
          2003                     31.86
          2004                     20.78
          2005                     18.57


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March
     1998) and the lowest return for a quarter was -22.03% (quarter ended September 2002).

                                       Phoenix-Aberdeen International Series  13

-----------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/05)(1)       1 YEAR       5 YEARS     10 YEARS
------------------------- --------- ------------ ----------------
 Phoenix-Aberdeen          18.57%        4.09%       8.52%
 International Series
------------------------- --------- ------------ ----------------
  MSCI EAFE(R) Index(2)    14.02%        4.94%       6.18%
------------------------- --------- ------------ ----------------
  S&P 500(R) Index(3)       4.93%        0.55%       9.12%
-----------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.75%

Distribution and/or Service (12b-1) Fees                None


Other Expenses                                         0.31%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES                 1.06%
                                                       =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.


----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------- ---------- --------- -----------
  Phoenix-Aberdeen       $108      $336      $583     $1,289
  International Series
----------------------------------------------------------------


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PIC is the investment advisor to the series. Aberdeen Asset Management Inc. (Aberdeen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of the prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    The series is managed by Aberdeen's Global Equity Team of investment professionals. Listed below are five key members of the global team based in Glasgow, Scotland. The Global Equity Team uses Aberdeen's regional specialists around the world who formulate a "best ideas" list which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.


[diamond] BEVERLEY HENDRY. Mr. Hendry has served on the series' portfolio management team since 1998. Mr. Hendry joined Aberdeen Asset Management PLC in 1987 and is now the Managing Director of Aberdeen in Fort Lauderdale. He has served as a director of Aberdeen Asset Management PLC from 1991 until 2002, and currently serves on its Executive Committee.


[diamond] STEPHEN DOCHERTY. Mr. Docherty has served on the series' portfolio management team since 2000. Mr. Docherty joined Aberdeen Asset Management PLC in 1994 and has been head of global equities since 2003. He is responsible for all matters relating to the management of global equity funds.

[diamond] BRUCE STOUT. Mr. Stout has served on the series' portfolio management team since 2000. Mr. Stout joined Aberdeen Asset Management PLC in 2000 and serves as a Senior Fund Manager. Since 2000, he has been a Senior Fund Manager on the global team at Aberdeen. Prior to 2000, he was Investment Manager for the emerging markets team at Murray Johnstone.

[diamond] ANDREW MCMENIGALL. Mr. McMenigall has served on the series' portfolio management team since 2003. Mr. McMenigall joined Aberdeen Asset Management PLC in 2003 and serves as a Senior Fund Manager on the global team at Aberdeen. From 1997 to 2003, he was head of global equities for Edinburgh Fund Managers PLC.

[diamond] ANDREW PRESTON. Mr. Preston has served on the series' portfolio management team since 2000. Mr. Preston joined Aberdeen Asset Management PLC in 2000 and serves as Head of Socially Responsible Investing. He is responsible for managing EAFE, global and SRI portfolios for US, Canadian and UK clients. Mr. Preston has developed specialist expertise in managing Japanese equity portfolios and screening companies for SRI qualities and specializes in SRI investing and managing global equities. Prior to 2000, he was an investment professional at Murray Johnstone.

14  Phoenix-Aberdeen International Series

All investment decisions are made by the team as a whole and not by any one individual. Aberdeen does not employ separate research analysts. Instead, our investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. (Note that managers do not make investment decisions unilaterally.) The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which we invest.

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                     2005         2004          2003         2002         2001
                                                                     ----         ----          ----         ----         ----
Net asset value, beginning of period.............................   $12.54       $10.66       $ 8.24        $ 9.78      $13.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     0.46(1)      0.23         0.18          0.12        0.06
   Net realized and unrealized gain (loss).......................     1.86         1.96         2.41         (1.56)      (3.23)
                                                                    ------       ------       ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     2.32         2.19         2.59         (1.44)      (3.17)
                                                                    ------       ------       ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.57)       (0.31)       (0.17)        (0.10)         --
   Distributions from net realized gains.........................       --           --           --            --       (0.30)
                                                                    ------       ------       ------        ------      ------
      TOTAL DISTRIBUTIONS........................................    (0.57)       (0.31)       (0.17)        (0.10)      (0.30)
                                                                    ------       ------       ------        ------      ------
CHANGE IN NET ASSET VALUE........................................     1.75         1.88         2.42         (1.54)      (3.47)
                                                                    ------       ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................   $14.29       $12.54       $10.66        $ 8.24      $ 9.78
                                                                    ======       ======       ======        ======      ======
Total return.....................................................    18.57%       20.78%       31.86%       (14.81)%    (24.04)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................... $190,634     $180,668     $145,580      $113,174    $160,224
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................     1.06%        1.05%        1.07%        1.05%        1.02%
   Net investment income.........................................     3.56%        2.12%        1.99%        1.18%        0.72%
Portfolio turnover...............................................       44%          48%          39%          34%          74%

(1) Computed using average shares outstanding.


                                       Phoenix-Aberdeen International Series  15

PHOENIX-AIM GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series invests, under normal market conditions, at least 80% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which the subadvisor believes offer better than average prospects for long-term and future growth. As of December 31, 2005, the market capitalization range for the series' equity securities was $773 million to $278 billion. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The subadvisor uses a bottom-up, as opposed to a top-down, investment style in managing the series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and the subadvisor's large group of equity research analysts.

[diamond] The series may invest up to 20% of its assets in foreign securities through which it may have exposure to foreign currencies.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, which may negatively affect series' performance.

PRINCIPAL RISKS OF AN INVESTMENT
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Foreign Investment Risk
            o  Foreign Currency Risk

[diamond]   Convertible Securities Investment Risk

    Please see "More About Principal Risks" for a description of each of these risks and other risks that may effect the series.

TEMPORARY DEFENSIVE STRATEGY
    In anticipation of, or in response to, adverse market conditions, or atypical circumstances such as unusually large cash inflows, or redemptions, the series may hold all or a portion of its assets in cash, cash equivalents or high quality debt instruments. As a result, the series may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2000                -11.17
          2001                -23.84
          2002                -28.84
          2003                 20.82
          2004                  4.21
          2005                  8.85


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.20% (quarter ended December
    2001) and the lowest return for a quarter was -25.22% (quarter ended September 2001).


---------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                                 LIFE OF
 (FOR THE PERIOD ENDED 12/31/05)(2)    1 YEAR    5 YEARS    THE SERIES(3)
---------------------------------------------------------------------------
  Phoenix-AIM Growth Series             8.85%     -5.77%       -5.74%
---------------------------------------------------------------------------
  Russell 1000(R) Growth Index (4)      5.26%     -3.58%       -6.34%
---------------------------------------------------------------------------
  S&P 500(R) Index (5)                  4.93%      0.55%       -0.49%
---------------------------------------------------------------------------


(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be


16  Phoenix-AIM Growth Series
higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.75%

 Distribution and/or Service (12b-1) Fees            None


 Other Expenses                                      0.39%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)           1.14%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------------
                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------ ---------- ----------- ---------- -----------

 Phoenix-AIM                 $116      $362        $628      $1,387
 Growth Series
----------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. A I M Capital Management, Inc.
(AIM) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    The following individuals are jointly and primarily responsible for the day-to-day management of the series:


[diamond] LANNY H. SACHNOWITZ (lead manager), senior portfolio manager, who has been responsible for the series since 2005 and has been associated with AIM and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the series investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

[diamond] KIRK L. ANDERSON, portfolio manager, who has been responsible for the series since 2005 and has been associated with AIM and/or its affiliates since 1994.

[diamond] JAMES G. BIRDSALL, portfolio manager, who has been responsible for the series since 2005 and has been associated with AIM and/or its affiliates since 1995.

[diamond] ROBERT J. LLOYD, portfolio manager, who has been responsible for the series since 2003 and has been associated with AIM and/or its affiliates since 2003.

    They are assisted by AIM's Large/Multi Cap Growth Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the series portfolio, but do not have day-to-day management responsibilities with respect to the series' portfolio. Members of the team may change from time to time.


                                                   Phoenix-AIM Growth Series  17

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                     2005          2004       2003          2002        2001
                                                                     ----          ----       ----          ----        ----
Net asset value, beginning of period.............................  $ 6.41        $ 6.16     $ 5.10        $ 7.16      $ 9.41
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     --(1),(2)    0.01      (0.01)(1)     (0.01)(1)   (0.02)(1)
   Net realized and unrealized gain (loss).......................    0.57          0.25       1.07         (2.05)      (2.23)
                                                                   ------        ------     ------        ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................    0.57          0.26       1.06         (2.06)      (2.25)
                                                                   ------        ------     ------        ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................      --         (0.01)        --            --          --
                                                                   ------        ------     ------        ------       -----
      TOTAL DISTRIBUTIONS........................................      --         (0.01)        --            --          --
                                                                   ------        ------     ------        ------       -----
CHANGE IN NET ASSET VALUE........................................    0.57          0.25       1.06         (2.06)      (2.25)
                                                                   ------        ------     ------        ------      ------
NET ASSET VALUE, END OF PERIOD...................................  $ 6.98        $ 6.41     $ 6.16        $ 5.10      $ 7.16
                                                                   ======        ======     ======        ======      ======
Total return.....................................................    8.85%         4.21%     20.82%       (28.84)%    (23.84)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................... $68,552       $83,240    $82,459       $56,096     $68,743
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................    1.00%         1.00%      1.01%         1.08%       1.00%
   Gross operating expenses......................................    1.14%         1.22%      1.17%         1.18%       1.19%
   Net investment income (loss)..................................   (0.03)%        0.09%     (0.09)%       (0.17)%     (0.26)%
Portfolio turnover...............................................      72%          178%       228%           62%         35%

 (1) Computed using average shares outstanding.
 (2) Amount is less than $0.01.


18 Phoenix-AIM Growth Series

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index. Because these companies are defined by reference to an index, the market capitalizations of companies in which the series may invest may vary with market conditions. As of December 31, 2005, the market capitalization range for the series' equity securities was $297 million to $4.2 billion. The series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The series favors stocks of entrepreneurial companies that appear to be reasonably valued. The series uses research to identify potential investments by examining such features as a company's financial condition, business prospects, competitive position and business strategy. The series looks for companies that have good current or prospective earnings and strong management teams.

[diamond] The series may invest in common and preferred stocks, convertible securities and warrants.

[diamond] The series reserves the right to invest up to 20% of total assets in other securities, such as value or dividend stocks, bonds rated investment-grade at the time of purchase and their unrated equivalents and U.S. government securities.

[diamond] The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries or emerging-market countries.

[diamond] The subadvisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond]   Equity Securities Investment Risk
            o  Initial Public Offering Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Growth Stock Investment Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

[diamond]   Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future. On January 7, 2005, Fred Alger Management, Inc. succeeded State Street Research & Management Company as subadvisor to the series.

[GRAPHIC OMITTED]


     Calendar Year            Annual Return(%)
          2003                     53.38
          2004                      4.21
          2005                     15.64


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 27.79% (quarter ended June
    2003) and the lowest return for a quarter was -12.77% (quarter ended September 2004).

                                       Phoenix-Alger Small-Cap Growth Series  19

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/05)(1)     1 YEAR    THE SERIES(2)
---------------------------------------- -------- ---------------
  Phoenix-Alger Small-Cap Growth Series  15.64%      19.48%
---------------------------------------- -------- ---------------
  Russell 2000(R) Growth Index(3)         4.15%      18.65%
---------------------------------------- -------- ---------------
  S&P 500(R) Index(4)                     4.93%      12.01%
-----------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since August 12, 2002.

(3) The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.85%

 Distribution and/or Service (12b-1) Fees            None


 Other Expenses                                      0.80%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES (5)          1.65%
                                                     =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.00% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------------
                           1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------- --------- ----------- ---------- ------------

  Phoenix-Alger             $168       $521       $898       $1,956
  Small-Cap Growth Series
------------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. Fred Alger Management, Inc. (Alger) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alger in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    The following individual is primarily responsible for the day-to-day management of the series.

[diamond] JILL GREENWALD, CFA, manager of the series since January 2005, has been employed by Alger as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by Alger as an analyst and later a senior analyst from 1986 to 1992. She was a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 - 1999 and a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

20  Phoenix-Alger Small-Cap Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


                                                                           YEAR ENDED DECEMBER 31,             FROM INCEPTION
                                                                           -----------------------               8/12/02 TO
                                                                       2005         2004            2003          12/31/02
                                                                       ----         ----            ----          --------

Net Asset value, beginning of period..............................   $14.72       $14.64          $10.08           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)................................    (0.08)       (0.11)          (0.10)           (0.02)
   Net realized and unrealized gain (loss)........................     2.38         0.42            5.49             0.10
                                                                      -----        -----          ------            -----
      TOTAL FROM INVESTMENT OPERATIONS............................     2.30         0.31            5.39             0.08
                                                                      -----        -----          ------            -----
LESS DISTRIBUTIONS

   Distributions from net realized gains..........................    (1.41)       (0.23)          (0.83)              --
                                                                      -----        -----          ------            -----
      TOTAL DISTRIBUTIONS.........................................    (1.41)       (0.23)          (0.83)              --
                                                                      -----        -----          ------            -----
CHANGE IN NET ASSET VALUE.........................................     0.89         0.08            4.56             0.08
                                                                      -----         ----          ------           ------
NET ASSET VALUE, END OF PERIOD....................................   $15.61       $14.72          $14.64           $10.08
                                                                     ======       ======          ======           ======
Total return......................................................    15.64%        2.12%          53.38%            0.85%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................  $23,178      $19,561         $13,026           $1,972
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................     1.00%        1.00%          1.00%             1.00%(2)
   Gross operating expenses.......................................     1.65%        1.74%          3.49%             9.33%(2)
   Net investment income (loss)...................................    (0.54)%      (0.75)%        (0.75)%           (0.62)%(2)
Portfolio turnover................................................      182%         200%           180%               62%(3)


(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.

                                       Phoenix-Alger Small-Cap Growth Series  21

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal conditions, the series will invest at least 80% of its assets in common stocks and other equity securities. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The series invests in a diversified portfolio of securities of large- and medium-capitalization companies within the market sectors reflected in the S&P 500(R) Index (S&P 500). The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: industrial, financial, public utilities, and transportation.


[diamond] The subadvisor will evaluate each of the economic sectors represented in the S&P 500. The series will invest in securities that the subadvisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500. As of December 31, 2005, the market capitalization range for the series' equity securities was $939 million to $370 billion.


[diamond] The subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

ENHANCED INDEX
[diamond] Research: The subadvisor's two research teams follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. Both analyst teams combine extensive field research with financial analysis to develop earnings models for the companies in their sectors. Growth analysts seek to identify companies with a strong franchise, dominant market share, high return on equity, and consistent superior earnings growth. Value analysts search for companies that have a strong balance sheet, credible management team, attractive price in relation to mid-cycle earnings, and that are undertaking actions to restore profitability.

[diamond] Valuation: The subadvisor seeks to exploit market anomalies by identifying misvaluations. Misvaluations in the growth domain exist when investors underestimate the potential for acceleration in growth in industry leading businesses. Misvaluations in the value domain are created by risk-averse investors who overreact to current conditions, assuming that companies facing immediate problems will never recover. However, these companies often take corrective action to restore profitability, and economic conditions that have depressed earnings usually recede.

[diamond] Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will be principally comprised of the top rated stocks of both the growth and value research teams. Finally, the series holds a number of other stocks to enhance the diversification.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk
[diamond]  Index Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

 [GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          1998                     31.68
          1999                     18.86
          2000                    -11.47
          2001                    -11.9
          2002                    -23.68
          2003                     26.23
          2004                      9.84
          2005                      3.69


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09% (quarter ended December
  1998) and the lowest return for a quarter was -17.39% (quarter ended September
  2002).

22 Phoenix-Alliance/Bernstein Enhanced Index Series

-------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                          LIFE OF
  FOR THE PERIOD ENDED 12/31/05(1)  1 YEAR   5 YEARS  THE SERIES
-------------------------------------------------------------------
  Phoenix-Alliance/Bernstein
  Enhanced Index Series              3.69%    -0.68%     4.20%
----------------------------------- -------- --------- ------------
  S&P 500(R) Index(3)                4.93%     0.55%     5.22%
-------------------------------------------------------------------

(1) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since July 15, 1997.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                        0.45%

 Distribution and/or Service (12b-1) Fees                None

 Other Expenses                                         0.27%
                                                        -----


 TOTAL ANNUAL SERIES OPERATING EXPENSES(4)              0.72%
                                                        =====

(4) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.65% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-----------------------------------------------------------------
                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------- -------- ---------- ---------- -----------

  Phoenix-
  Alliance/Bernstein
  Enhanced Index        $74        $231       $401       $896
  Series
-----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. AllianceBernstein L.P. (AllianceBernstein), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    The management and investment decisions for the series' portfolio are made by the AllianceBernstein's Structured Equity Investment Policy Group. The Structured Equity Investment Policy Group relies heavily on the fundamental research of the subadvisor's large internal research staff, including the global growth and value research departments. Day-to-day responsibilities for coordinating the portfolio's investments resides with Drew Demakis, the Chief Investment Officer of the Structured Equity Investment Policy Group.

[diamond] DREW DEMAKIS has served as the series' portfolio manager since 2003.
          Mr. Demakis was named CIO--Structured Equities in mid-2003. He is also a member of the core/blend services investment team and Chairman of the firm's Risk Investment Policy Group. Previously, he served as the director of product development for structured equities for two years. He joined AllianceBernstein in 1998 as a senior portfolio manager for International Value equities. For many years, he has focused his efforts on risk-management and portfolio-construction issues for a variety of portfolios.


                            Phoenix-Alliance/Bernstein Enhanced Index Series  23

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2005         2004          2003        2002      2001(1)
                                                                      ----         ----          ----        ----      -------
Net asset value, beginning of period.............................    $11.05       $10.21       $ 8.17       $10.81     $12.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.13(2)      0.15         0.10         0.08       0.09
   Net realized and unrealized gain (loss).......................      0.28         0.84         2.04        (2.63)     (1.57)
                                                                     ------       ------       ------      -------     ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.41         0.99         2.14        (2.55)     (1.48)
                                                                     ------       ------       ------      -------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.14)       (0.15)       (0.10)       (0.09)     (0.08)
   Distributions from net realized gains.........................        --           --           --           --      (0.07)
                                                                     ------       ------       ------       ------     -------
      TOTAL DISTRIBUTIONS........................................     (0.14)       (0.15)       (0.10)       (0.09)     (0.15)
                                                                     ------       ------       ------      -------     ------
CHANGE IN NET ASSET VALUE........................................      0.27         0.84         2.04        (2.64)     (1.63)
                                                                     ------       ------       ------      -------     ------
NET ASSET VALUE, END OF PERIOD...................................    $11.32       $11.05       $10.21       $ 8.17     $10.81
                                                                     ======       ======       ======       ======     ======
Total return.....................................................      3.69%        9.84%       26.23%      (23.68)%   (11.90)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $105,058     $119,629     $110,334      $82,978   $105,493
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.65%        0.65%        0.65%        0.63%      0.55%
   Gross operating expenses......................................      0.72%        0.72%        0.72%        0.74%      0.70%
   Net investment income.........................................      1.22%        1.44%        1.18%        0.91%      0.80%
Portfolio turnover...............................................        14%          22%          52%          44%        40%



(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets.

(2) Computed using average shares outstanding.


24 Phoenix-Alliance/Bernstein Enhanced Index Series

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation and income with approximately equal emphasis.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series intends to invest at least 80% of its assets in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs. The series' policy of investing 80% of its assets in REITS and other real estate related securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond] The advisor uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the advisor screens the universe of eligible securities for those that it believes offer the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

[diamond] A security is evaluated for sale if its market value exceeds the advisor's estimated value, its financial performance is expected to decline or if the advisor believes the security's issuer fails to adjust its strategy to the real estate market cycle.

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   REIT Investment Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]


     Calendar Year            Annual Return(%)
          1996                     33.09
          1997                     22.05
          1998                    -21.19
          1999                      4.78
          2000                     30.78
          2001                      6.62
          2002                     12.08
          2003                     38.27
          2004                     34.69
          2005                     15.1


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December
    1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).

                         Phoenix-Duff & Phelps Real Estate Securities Series  25

--------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED
 12/31/05)(1)                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------
 Phoenix-Duff & Phelps
 Real Estate Securities         15.10%    20.70%     16.21%
 Series
----------------------------- ---------- --------- -----------
 FTSE NAREIT Equity Index(2)    12.17%    19.07%     14.50%
----------------------------- ---------- --------- -----------
 S&P 500(R) Index(3)             4.93%     0.55%      9.12%
--------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                          0.75%

 Distribution and/or Service (12b-1) Fees                  None

 Other Expenses                                           0.28%
                                                          -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES                   1.03%
                                                          =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

---------------------------------------------------------------------
                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------- ---------- --------- --------- ------------

 Phoenix-Duff & Phelps      $105       $328      $569      $1,261
 Real Estate Securities
 Series

---------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    DPIM is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    Michael Schatt serves as senior portfolio manager (since 1998). Geoffrey Dybas, CFA, serves as portfolio manager (since 1998). As such, they are primarily responsible for the day-to-day management of the series.


[diamond] MICHAEL SCHATT has served as senior vice president of Duff & Phelps since joining the firm in 1994. He is senior portfolio manager for all REIT products managed by Duff & Phelps, which also includes the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund and the Phoenix Real Estate Security Fund of the Phoenix Multi Portfolio.

[diamond] GEOFFREY DYBAS joined Duff & Phelps in 1995 and serves as senior vice president and senior analyst. He is portfolio manager and senior analyst for the REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund and the Phoenix Real Estate Security Fund of the Phoenix Multi Portfolio. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.


26  Phoenix-Duff & Phelps Real Estate Securities Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.



                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                      2005         2004        2003        2002          2001
                                                                      ----         ----        ----        ----          ----
Net asset value, beginning of period.............................    $26.39       $21.85     $16.85       $15.70       $15.33
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.44(2)      0.56       0.64         0.63(1)      0.62
   Net realized and unrealized gain (loss).......................      3.46         6.87       5.67         1.26         0.37
                                                                     ------         ----     ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      3.90         7.43       6.31         1.89         0.99
                                                                     ------         ----     ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.44)       (0.59)     (0.66)       (0.65)       (0.62)
   Distributions from net realized gains.........................     (1.47)       (2.30)     (0.65)       (0.09)          --
                                                                     ------       ------     ------       ------       ------
      TOTAL DISTRIBUTIONS........................................     (1.91)       (2.89)     (1.31)       (0.74)       (0.62)
                                                                     ------       ------     ------       ------       ------
CHANGE IN NET ASSET VALUE........................................      1.99         4.54       5.00         1.15         0.37
                                                                     ------       ------     ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................    $28.38       $26.39     $21.85       $16.85       $15.70
                                                                     ======       ======     ======       ======       ======
Total return.....................................................     15.10%       34.69%     38.27%       12.08%        6.62%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $137,281     $121,985     $87,376      $63,452     $41,506
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      1.03%        1.04%      1.07%        1.09%        1.00%
   Gross operating expenses......................................      1.03%        1.04%      1.12%        1.16%        1.32%
   Net investment income.........................................      1.62%        2.39%      4.72%        3.96%        4.21%
Portfolio turnover...............................................        26%          27%        27%          27%          37%

(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(2) Computed using average shares outstanding.


                         Phoenix-Duff & Phelps Real Estate Securities Series  27

PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks.
          Under normal circumstances, the series will invest at least 65% of its assets in equity securities.

[diamond] The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond] The series seeks to outperform the S&P 500(R) Index (S&P 500) in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.


[diamond] The advisor uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The advisor seeks a desired balance of risk return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2005, the market capitalization of the equity issuers in which the fund was invested ranged from $975 million to $370 billion.


[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    This series intends to be "fully invested" in equity securities. The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Foreign Investment Risk
            o  Foreign Currency Risk

[diamond]   Larger Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]
     Calendar Year            Annual Return(%)
          1999                     17.00
          2000                     -6.61
          2001                     -8.17
          2002                    -22.51
          2003                     27.46
          2004                     10.48
          2005                      4.8


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 14.98% (quarter ended June 2003) and the lowest return for a quarter was -17.67% (quarter ended September
    2002).


 ----------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
   (FOR THE PERIOD ENDED                                 THE
   12/31/05)(2)                    1 YEAR    5 YEARS   SERIES(3)
 ----------------------------- ------------ --------- -----------
   Phoenix-Engemann Growth         4.80%      0.98%     4.22%
   and Income Series
 ----------------------------- ------------ --------- -----------
   S&P 500(R) Index(4)             4.93%      0.55%     3.86%
 ----------------------------------------------------------------


(2) The series' average annual return in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The index is unmanaged and not available for direct investment; therefore, the performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

28  Phoenix-Engemann Growth and Income Series

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                      0.70%

 Distribution and/or Service (12b-1) Fees              None


 Other Expenses                                       0.29%
                                                      -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)            0.99%
                                                      =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.


-----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------- --------- --------- --------- -----------
  Phoenix-Engemann
  Growth and Income
  Series                   $101     $314      $545     $1,208
-----------------------------------------------------------------


Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR

    Engemann is the investment advisor to the series. You will find more information about Engemann in the "Management of the Fund" section of this. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

[diamond] STEVE COLTON is senior portfolio manager of the equity portion of the Phoenix-Engemann Growth and Income Series since inception. He also serves as senior portfolio manager of the Phoenix Balanced Fund, the Phoenix Balanced Return Fund, the Phoenix Income & Growth Fund, the Phoenix Worldwide Strategies Fund (domestic portion), the Phoenix Strategic Allocation Fund, the Phoenix-Engemann Strategic Allocation Series and the Phoenix Income and Growth Fund. He is a senior vice president and senior portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and senior portfolio manager of Phoenix Investment Partners Ltd., an affiliate of Engemann, since 1997.


                                   Phoenix-Engemann Growth and Income Series  29

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.



                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           -----------------------
                                                                      2005         2004         2003        2002          2001
                                                                      ----         ----         ----        ----          ----

Net asset value, beginning of period.............................   $12.07        $11.06       $ 8.77       $11.42     $12.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     0.13(1)       0.13(1)      0.11         0.08       0.08
   Net realized and unrealized gain (loss).......................     0.45          1.02         2.29        (2.65)     (1.09)
                                                                    ------        ------       ------       ------     ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.58          1.15         2.40        (2.57)     (1.01)
                                                                    ------        ------       ------       ------     ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.13)        (0.14)       (0.11)       (0.08)     (0.06)
   Distributions from net realized gains.........................       --            --           --           --      (0.03)
                                                                    ------        ------       ------        ------    ------
      TOTAL DISTRIBUTIONS........................................    (0.13)        (0.14)       (0.11)       (0.08)     (0.09)
                                                                    ------        ------       ------        ------    ------
CHANGE IN NET ASSET VALUE........................................     0.45          1.01         2.29        (2.65)     (1.10)
                                                                    ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD...................................   $12.52        $12.07       $11.06       $ 8.77     $11.42
                                                                    ======        ======       ======       ======     ======
Total return.....................................................     4.80%        10.48%       27.46%      (22.51)%    (8.17)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................... $141,038      $149,609     $107,718      $80,824   $115,740
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................     0.95%         0.95%        0.95%        0.93%      0.85%
   Gross operating expenses......................................     0.99%         0.98%        1.01%        0.95%      0.93%
   Net investment income.........................................     1.04%         1.13%        1.18%        0.79%      0.65%
Portfolio turnover...............................................       44%           58%          55%          60%        29%


  (1) Computed using average shares outstanding.

30  Phoenix-Engemann Growth and Income Series

PHOENIX-ENGEMANN SMALL-CAP
GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
   Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in equity securities of companies that have market capitalizations of below $2.5 billion at the time of purchase. At December 31, 2005, the market capitalization of the issuers in which the series was invested ranged from $75 million to $5.5 billion. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The series expects to invest principally in common stocks, with an emphasis on domestic corporations with rapidly growing earnings per share. The subadvisor may also select other stocks that, in the opinion of the subadvisor, are undervalued by other criteria of their fundamental net worth.

[diamond] The subadvisor uses a bottom-up selection process to select stocks for the series.

[diamond] Generally, a stock is sold when the characteristics and factors used to select it change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the stock has appreciated to the point where it is no longer attractive.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk
[diamond]   Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    If the subadvisor believes conditions are not favorable to the series' principal strategies, all or part of the series' assets may be held in cash and short-term money market instruments, including obligations of the U.S. government, high-quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts and repurchase agreements secured by U.S. government securities. When this happens, the series may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]
     Calendar Year            Annual Return(%)
          2001                    -26.72
          2002                    -28.8
          2003                     46.42
          2004                      9.69
          2005                      9.34


(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 31.57% (quarter ended December 2001) and the lowest return for a quarter was -36.67% (quarter ended September 2001).

-------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                            LIFE OF
  (FOR THE PERIOD ENDED                                     THE

  12/31/05)(2)                      1 YEAR      5 YEARS     SERIES(3)
--------------------------------- ---------- ----------- -----------------------
  Phoenix-Engemann Small-Cap        9.34%      -1.73%        -4.58%
  Growth Series
--------------------------------- ---------- ----------- -----------------------
  Russell 2000(R) Growth Index(4)   4.15%       2.28%        -1.36%
--------------------------------- ---------- ----------- -----------------------
  S&P 500(R) Index(5)               4.93%       0.55%        -1.58%
--------------------------------------------------------------------------------


(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 15, 2000.

(4) The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


                                    Phoenix-Engemann Small-Cap Growth Series  31

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                        0.90%

 Distribution and/or Service (12b-1) Fees                None


 Other Expenses                                         0.78%
                                                        -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)              1.68%
                                                        =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.35% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement were 1.25% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------------
                             1 YEAR   3 YEARS   5 YEARS  10 YEARS
-------------------------- --------- ---------- -------- -----------

  Phoenix-Engemann
  Small-Cap Growth Series     $171     $530      $914     $1,990
--------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES


THE ADVISOR AND SUBADVISOR
    PIC is the investment advisor to the series. Engemann is the subadvisor to the series. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT
[diamond] LOU HOLTZ has served as a co-portfolio manager of the Phoenix-Engemann
          Small-Cap Growth Series since 2000. He also serves as a co-portfolio manager for the Phoenix- All Cap Growth Fund, the Phoenix-Engemann Small-Cap Growth Fund and the Phoenix-Engemann Mid-Cap Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1996.

[diamond] YOSSI LIPSKER has served as a co-portfolio manager of the Phoenix-
          Engemann Small-Cap Growth Series since 2000. He also serves as a co-portfolio manager of the Phoenix-Engemann Small-Cap Growth Fund and the Phoenix-Engemann Mid-Cap Growth Fund. He is a vice president and portfolio manager of Engemann and has been with Engemann since 1995.


32  Phoenix-Engemann Small-Cap Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                     2005         2004         2003         2002         2001
                                                                     ----         ----         ----         ----         ----
Net asset value, beginning of period.............................    $7.11        $ 6.48       $ 4.42       $ 6.21      $ 8.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)...............................    (0.06)        (0.05)       (0.05)       (0.05)      (0.04)
                                                                    ------        ------       ------       ------      ------
   Net realized and unrealized gain (loss).......................     0.72          0.68         2.11        (1.74)      (2.23)
                                                                    ------        ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.66          0.63         2.06        (1.79)      (2.27)
                                                                    ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................       --            --           --           --          --(1)
                                                                    ------        ------       ------        -----      ------
      TOTAL DISTRIBUTIONS........................................       --            --           --           --          --(1)
                                                                    ------         ------      ------        -----      ------
CHANGE IN NET ASSET VALUE........................................     0.66          0.63         2.06        (1.79)      (2.27)
                                                                    ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................   $ 7.77        $ 7.11       $ 6.48       $ 4.42      $ 6.21
                                                                    ======        ======       ======       ======      ======
Total return.....................................................     9.34%         9.69%       46.42%      (28.80)%    (26.72)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $19,245       $21,663      $21,354      $10,959     $13,465
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................     1.25%         1.25%        1.25%        1.23%       1.15%
   Gross operating expenses......................................     1.68%         1.57%        1.73%        2.22%       2.13%
   Net investment income (loss)..................................    (0.85)%       (0.81)%      (0.97)%      (0.99)%     (0.55)%
Portfolio turnover...............................................       85%           61%          49%          65%         31%

  (1) Amount is less than $0.01.
  (2) Computed using average shares outstanding.


                                    Phoenix-Engemann Small-Cap Growth Series  33

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The subadvisor will allocate investments of the series among three market segments -- stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the SAI.

[diamond] The subadvisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond] The subadvisor may invest 0-100% in any one market segment.


[diamond] The advisor uses a quantitative approach coupled with fundamental analysis in its equity security selection process. The 1,500 largest capitalized stocks are ranked based on valuation, momentum and earnings related factors. The advisor seeks a desired balance of risk and return potential, including a targeted yield greater than that of the S&P 500. As of December 31, 2005, the market capitalization of the equity issuers in which the fund was invested ranged from $582 million to $370 billion.


[diamond] Fixed income securities are selected using a sector-rotation approach.
          The advisor seeks to adjust the portion of the series' investment in various sectors and the selections within sectors to obtain higher relative returns. The advisor selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The advisor and subadvisor for the series may engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's and subadvisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's and subadvisor's ability to obtain relevant information, evaluate the information properly and take advantage of their evaluations by completing transactions on a favorable basis. If the advisor's and subadvisors's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Fixed Income Securities Investment Risk
            o  Interest Rate Risk
            o  Credit Risk

[diamond]   Derivative Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of two broad-based securities market indices and to a balanced benchmark. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          1996                 9.05
          1997                20.73
          1998                20.79
          1999                11.26
          2000                 0.58
          2001                 1.87
          2002               -11.58
          2003                19.87
          2004                 7.46
          2005                 1.79


(1) The series' total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -9.25% (quarter ended September 2002).


34 Phoenix-Engemann Strategic Allocation Series

---------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED
 12/31/05)(1)                         1 YEAR      5 YEARS    10 YEARS
---------------------------------------------------------------------------
 Phoenix-Engemann Strategic           1.79%        3.38%       7.71%
 Allocation Series
----------------------------------- ---------- ------------ ---------------
 Composite: 60% S&P 500(R) Index /
 40% Lehman Brothers Aggregate        4.01%        3.00%       8.28%
 Bond Index(2)
----------------------------------- ---------- ------------ ---------------
 S&P 500(R) Index(3)                  4.93%        0.55%       9.12%
----------------------------------- ---------- ------------ ---------------
 Lehman Brothers Aggregate Bond       2.43%        5.87%       6.16%
 Index(4)
---------------------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) A composite index consisting of 60% of the S&P 500(R) Index and 40% of the Lehman Brothers Aggregate Bond Index.

(3) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

 Management Fees                                   0.58%

 Distribution and/or Service (12b-1) Fees           None

 Other Expenses                                    0.21%
                                                   -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES            0.79%
                                                   =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-----------------------------------------------------------------
                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------- --------- ---------- -----------

  Phoenix-Engemann        $81      $253       $440        $982
  Strategic Allocation
  Series

-----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND THE SUBADVISOR

    PIC is the investment advisor to the series. Engemann is the subadvisor for the equity portion of the series. You will find more information about PIC and Engemann in the "Management of the Fund" section of this. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    Investment decisions for the series are made by a team of equity investment professionals led by Engemann's Steven L. Colton and a team of fixed-income investment professionals led by PIC's David L. Albrycht.

[diamond] STEVE COLTON has served as senior portfolio manager of the equity portion of the Phoenix-Engemann Strategic Allocation Series since 1997. He also serves as senior portfolio manager of the Phoenix Balanced Fund, the Phoenix Balanced Return Fund, the Phoenix Growth and Income Fund, the Phoenix Income and Growth Fund, the Phoenix Worldwide Strategies Fund (domestic portion) and the Phoenix-Engemann Growth and Income Series . He is a senior vice president and senior portfolio manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was managing director and senior portfolio manager of Phoenix Investment Partners Ltd., an affiliate of Engemann, since 1997.

[diamond] DAVID L. ALBRYCHT is the leader of the fixed income investment team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in the series' portfolio. Mr. Albrycht has been the series' portfolio manager of the fixed income portion since 1996 and is also portfolio manager of the Phoenix-Goodwin Multi-Sector Fixed Income Series and Phoenix-Goodwin Multi-Sector Short Term Bond Series. Mr. Albrycht is a senior managing director, Fixed Income of Phoenix and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995.


                                Phoenix-Engemann Strategic Allocation Series  35

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                     2005         2004        2003(3)       2002       2001(2)
                                                                     ----         ----        -------       ----       -------
Net asset value, beginning of period.............................   $14.24       $13.96       $11.95       $13.92       $14.25
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................     0.34(1)      0.37         0.33         0.35         0.36(1)
   Net realized and unrealized gain (loss).......................    (0.08)        0.65         2.02        (1.96)       (0.11)
                                                                     ------      ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS...........................     0.26         1.02         2.35        (1.61)        0.25
                                                                     -----       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................    (0.33)       (0.37)       (0.34)       (0.36)       (0.35)
   Distributions from net realized gains.........................    (0.39)       (0.37)          --           --        (0.23)
                                                                    ------       ------       ------       ------       ------
      TOTAL DISTRIBUTIONS........................................    (0.72)       (0.74)       (0.34)       (0.36)       (0.58)
                                                                    ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE........................................    (0.46)        0.28         2.01        (1.97)       (0.33)
                                                                    -------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD...................................   $13.78       $14.24       $13.96       $11.95       $13.92
                                                                    ======       ======       ======       ======       ======
Total return.....................................................     1.79%        7.46%       19.87%      (11.58)%       1.87%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)......................... $352,742     $427,843      $468,630    $444,017     $374,817
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses............................................     0.79%        0.78%        0.77%        0.70%        0.71%
   Net investment income.........................................     2.39%        2.44%        2.54%        2.73%        2.56%
Portfolio turnover...............................................       62%          65%          87%          78%          44%


(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.


(3) As a result of recent changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a change of $0.00 to net investment income per share and net realized and unrealized gain (loss) per share for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.00%.

36 Phoenix-Engemann Strategic Allocation Series

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.


[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days' or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days'.


[diamond] At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:
             - the Government National Mortgage Association (GNMA),
             - the Federal Home Loan Mortgage Corporation (FHLMC),
             - the Federal National Mortgage Association (FNMA),
             - Student Loan Marketing Association (SLMA),
             - other federal agencies;
         o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
         o Dollar-denominated obligations guaranteed by banks or savings and loan associations; o Federally insured obligations of other banks or savings and loan associations;
         o  Commercial paper;
         o  Short-term corporate obligations; and
         o  Repurchase agreements.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series which may negatively affect the series' performance.

PRINCIPAL RISKS
    An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series.

    Neither the series nor the advisor can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of the series' investments and substantial redemptions may all negatively affect the series.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to a reduced yield.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk
[diamond] Government Securities Investment Risk
[diamond] Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

                                         Phoenix-Goodwin Money Market Series  37

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          1996                5.09
          1997                5.18
          1998                5.09
          1999                4.82
          2000                6.03
          2001                3.82
          2002                1.42
          2003                0.68
          2004                0.79
          2005                2.58


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was 0.12% (quarter ended June, 2004).


    The series' 7-day yield on December 31, 2005 was 3.66%.

-----------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED
 12/31/05)(2)                     1 YEAR    5 YEARS   10 YEARS
------------------------------- --------- ---------- ------------
 Phoenix-Goodwin Money Market     2.58%      1.85%      3.53%
 Series
------------------------------- --------- ---------- ------------
 Citigroup 90-Day Treasury        3.00%      2.21%      3.72%
 Bill Index(3)
------------------------------- --------- ---------- ------------
 Lehman Brothers Aggregate        2.43%      5.87%      6.16%
 Bond Index(4)

-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The index is an average of the last three three-month Treasury bill issues.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                       0.40%

 Distribution and/or Service (12b-1) Fees               None


 Other Expenses                                        0.26%
                                                       -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)             0.66%
                                                       =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). Therefore, the series operating expenses after reimbursement were 0.65% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------- -------- --------- --------- ---------------

  Phoenix-Goodwin
  Money Market Series   $67       $211       $368      $822
-------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. Subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series investment program, the general operations of the series and the day-to-day management of the series' portfolio. PIC manages the series' assets to conform with the investment policies as described in this prospectus. You will find more information about PIC in the "Management of the Fund" section of this prospectus.


38  Phoenix-Goodwin Money Market Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           -----------------------
                                                                       2005         2004         2003         2002         2001
                                                                       ----         ----         ----         ----         ----

Net asset value, beginning of period.............................    $10.00        $10.00       $10.00       $10.00      $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.........................................      0.26          0.08         0.07         0.14        0.38
   Net realized gain.............................................        --            --           --           --          --(1)
                                                                     ------         ------       -----       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.26          0.08         0.07         0.14        0.38
                                                                     ------        ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.26)        (0.08)       (0.07)       (0.14)      (0.38)
   Distributions from net realized gains.........................        --            --           --           --          --(1)
                                                                     ------        ------       ------       ------      ------
      TOTAL DISTRIBUTIONS........................................     (0.26)        (0.08)       (0.07)       (0.14)      (0.38)
                                                                     ------        ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD...................................    $10.00        $10.00       $10.00       $10.00      $10.00
                                                                     ======        ======       ======       ======      ======
Total return.....................................................      2.58%         0.79%        0.68%        1.42%       3.82%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $146,431      $156,996     $202,644     $255,759    $260,629
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.65%         0.64%        0.59%        0.56%       0.55%
   Gross operating expenses......................................      0.66%         0.64%        0.59%        0.56%       0.60%
   Net investment income.........................................      2.54%         0.77%        0.69%        1.41%       3.63%


(1)  Amount is less than $0.01.

                                         Phoenix-Goodwin Money Market Series  39

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series invests primarily in a portfolio of fixed-income securities. Under normal circumstances, the series will invest at least 80% of its assets in various sectors of the fixed-income securities market. The series' policy of investing 80% of its assets in fixed income securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The advisor will invest in any of several sectors of the fixed-income securities market:

          o high-yield (high-risk) fixed-income securities (sometimes referred to as "junk-bonds");
          o  high quality fixed-income securities;
          o  preferred stock;
          o  convertible securities;
          o  U.S. and foreign-debt obligations;
          o  certificates of deposit;
          o  commercial paper;
          o  bankers' acceptances; and
          o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond] Securities are selected using a sector-rotation approach. The advisor seeks to adjust the proportion of series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

[diamond] The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk-bond and foreign-debt limits shown below) in any one sector and may choose not to invest in certain sectors.


[diamond] The series may invest up to 50% of its assets in high-yield (high-risk) corporate fixed-income securities.


[diamond] The series may invest up to 50% of its assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established- and emerging-market countries.


[diamond] The advisor seeks to match the average duration and adjusted maturity of the series' portfolio to those of the Lehman Brothers Aggregate Bond Index. On December 31, 2005 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.57 years and the maturity was 7.11 years.


[diamond] The advisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series, which may negatively affect series' performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Interest Rate Risk
          o  Credit Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

[diamond] Government Securities Investment Risk

[diamond] Junk Bond Investment Risk

[diamond] Mortgaged-Backed and Asset-Backed Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          1996                     12.42
          1997                     10.92
          1998                     -4.02
          1999                      5.46
          2000                      6.47
          2001                      6.09
          2002                     10.00
          2003                     14.58
          2004                      6.84
          2005                      1.78

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 5.57% (quarter ended June 2003) and the lowest return for a quarter was -8.25% (quarter ended September 1998).


40  Phoenix-Goodwin Multi-Sector Fixed Income Series

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED
  12/31/05)(1)                    1 YEAR    5 YEARS   10 YEARS
-------------------------------- -------- --------- -------------
 Phoenix-Goodwin Multi-Sector     1.78%     7.77%     6.93%
 Fixed Income Series
-------------------------------- -------- --------- -------------
 Lehman Brothers Aggregate Bond
 Index(2)                          2.43%    5.87%     6.16%
-----------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.


The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM THE SERIES' ASSETS)

 Management Fees                                         0.50%

 Distribution and/or Service (12b-1) Fees                 None

 Other Operating Expenses                                0.25%
                                                         -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES                  0.75%
                                                         =====


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------- ---------- --------- ---------- -----------

 Phoenix-Goodwin
 Multi-Sector Fixed       $77       $240     $417      $931
 Income Series

------------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

[diamond] DAVID L. ALBRYCHT is the leader of the fixed income investment team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in the series' portfolio. Mr. Albrycht has been the series' portfolio manager since 1997 and is also portfolio manager of the Phoenix-Goodwin Multi-Sector Short Term Bond Series and the fixed portion of the Phoenix-Engemann Strategic Allocation Series. Mr. Albrycht is a senior managing director of Phoenix's Fixed Income Group and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life insurance Company, an affiliate of Phoenix, from 1989 through 1995.


                            Phoenix-Goodwin Multi-Sector Fixed Income Series  41

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                       2005           2004       2003(3)       2002       2001(2)
                                                                       ----           ----       -------       ----       -------
Net asset value, beginning of period.............................    $ 9.43         $ 9.39      $ 8.76       $ 8.55      $ 8.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................................      0.50(1)        0.55        0.58         0.61        0.72(1)
   Net realized and unrealized gain (loss).......................     (0.34)          0.07        0.66         0.22       (0.21)
                                                                     ------         ------      ------         ----      ------
      TOTAL FROM INVESTMENT OPERATIONS...........................      0.16           0.62        1.24         0.83        0.51
                                                                     ------         ------      ------         ----      ------
LESS DISTRIBUTIONS
   Dividends from net investment income..........................     (0.45)         (0.58)      (0.61)       (0.62)      (0.71)
                                                                    -------         ------     -------        -----      ------
      TOTAL DISTRIBUTIONS........................................     (0.45)         (0.58)      (0.61)       (0.62)      (0.71)
                                                                    -------         ------     -------        -----      ------
CHANGE IN NET ASSET VALUE........................................
                                                                        --
                                                                      (0.29)          0.04        0.63         0.21       (0.20)
                                                                      -----         ------      ------         ----      ------
NET ASSET VALUE, END OF PERIOD...................................    $ 9.14         $ 9.43      $ 9.39       $ 8.76      $ 8.55
                                                                     ======         ======      ======       ======      ======
Total return.....................................................      1.78%          6.84%      14.58%       10.00%       6.09%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).........................  $239,097       $249,885    $198,502     $178,990    $167,229
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses........................................      0.75%          0.73%       0.74%        0.69%       0.65%
   Gross operating expenses......................................      0.75%          0.73%       0.74%        0.69%       0.71%
   Net investment income.........................................      5.37%          5.68%       6.35%        7.05%       8.14%
Portfolio turnover...............................................        91%           100%        156%         168%        188%


(1) Computed using average shares outstanding.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 8.13% to 8.14%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share.


(3) As a result of recent changes in generally accepted accounting principles, the series reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a decrease of $0.01 to net investment income per share and an increase to net realized and unrealized gain (loss) per share by $0.01 for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

42  Phoenix-Goodwin Multi-Sector Fixed Income Series

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Phoenix-Goodwin Multi-Sector Short Term Bond Series has a primary objective to provide high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the series invests in investment-grade securities which are rated at the time of investment BBB or above by Standard and Poor's Corporation (S&P) or Duff & Phelps Credit Rating Company (D&P) or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the advisor to be of the same comparable, limited quality. The series may continue to hold securities whose credit quality falls below investment grade. The series' policy of investing 80% of its assets in bonds is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The series seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected weighted average maturity of three years or less and that are in one of the following market sectors:

          o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

          o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

          o  Investment-grade securities; and

          o  High yield-high risk securities.

[diamond] The series may invest in any of these sectors or may not invest in a sector at all.

[diamond] Securities are selected using a sector rotation approach. The advisor seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the advisor for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.


[diamond] Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the series at a level similar to that of its benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the advisor believes that the series' exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2005 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 1.73 years.


[diamond] The advisor's investment strategies may result in a higher portfolio turnover rate for the series. High portfolio turnover rates may increase costs to the series which may negatively affect series' performance.

PRINCIPAL RISKS
    The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for series investment. Neither the series nor the advisor can assure you that a particular level of income will consistently be achieved or that the value of the series investments that supports your share value will increase. If the value of the series' investments decreases, your share value will decrease.

    The principal risks of investing in the series, which could adversely affect its net asset value and total return, are:

[diamond] Fixed Income Securities Investment Risk
          o  Credit Risk
          o  Interest Rate Risk

[diamond] Foreign Investment Risk
          o  Emerging Market Investment Risk
          o  Foreign Currency Risk

[diamond] Government Securities Investment Risk

[diamond] Junk Bond Investment Risk

[diamond] Mortgage-Backed and Asset-Backed Securities
          Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


                         Phoenix-Goodwin Multi-Sector Short Term Bond Series  43

[GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          2004                     5.34
          2005                     1.36


(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The return would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 3.36% (quarter ended September 2004) and the lowest return for a quarter was -2.10% (quarter ended June 2004).


-------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF THE
  (FOR THE PERIOD ENDED 12/31/05)(2)     1 YEAR     SERIES(3)
-------------------------------------- ---------- -----------------
  Phoenix-Goodwin Multi-Sector Short      1.36%       3.74%
  Term Bond Series
-------------------------------------- ---------- -----------------
  Merrill Lynch 1-2.99 Year Medium        1.90%       2.11%
  Quality Corporate Bonds Index(4)
-------------------------------------- ---------- -----------------
  Lehman Brothers Aggregate Bond          2.43%       2.68%
  Index(5)
-------------------------------------------------------------------


(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since June 2, 2003.

(4) The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard and Poor's with maturities between one and three years. The index is calculated on a total return basis.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.50%

 Distribution and/or Service (12b-1) Fees            None

 Other Expenses                                      0.48%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(6)           0.98%
                                                     =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.20% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.70% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

----------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------- ------------------------------------------

 Phoenix-Goodwin          $100     $312     $542     $1,202
 Multi-Sector Short
 Term Bond Series
----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR

    PIC is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT


[diamond] DAVID L. ALBRYCHT is the leader of the fixed income investment Team and as such is primarily responsible for the day-to-day decisions related to the fixed income holdings in the series' portfolio. Mr. Albrycht has been the series' portfolio manager since 1997 and is also portfolio manager of the Phoenix-Goodwin Multi-Sector Fixed Income Series and the fixed portion of the Phoenix-Engemann Strategic Allocation Series. Mr. Albrycht is a senior managing director of Phoenix's Fixed Income Group and has managed fixed income portfolios for Phoenix since 1992. He held various investment management positions with Phoenix Life insurance Company, an affiliate of Phoenix, from 1989 through 1995.


44  Phoenix-Goodwin Multi-Sector Short Term Bond Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.




                                                                               YEAR ENDED DECEMBER 31,     FROM INCEPTION
                                                                               -----------------------       6/2/03 TO
                                                                                 2005           2004          12/31/03
                                                                                 ----           ----          ---------
Net asset value, beginning of period.......................................      $10.16         $10.05          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)............................................        0.45(4)        0.42            0.24
   Net realized and unrealized gain (loss).................................      ( 0.31)          0.11            0.05
                                                                                 -------        ------          ------
      TOTAL FROM INVESTMENT OPERATIONS.....................................        0.14           0.53            0.29
                                                                                 ------         ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income....................................       (0.37)         (0.42)          (0.24)
                                                                                 ------         ------          ------
      TOTAL DISTRIBUTIONS..................................................       (0.37)         (0.42)          (0.24)
                                                                                 ------         ------          ------
CHANGE IN NET ASSET VALUE..................................................       (0.23)          0.11            0.05
                                                                                 ------         ------          ------
NET ASSET VALUE, END OF PERIOD.............................................       $9.93         $10.16          $10.05
                                                                                 ======         ======          ======
Total return...............................................................        1.36%          5.34%           2.96%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)...................................     $47,534        $36,136         $21,348
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses..................................................        0.70%          0.51%(3)        0.20%(1)
   Gross operating expenses................................................        0.98%          1.08%           1.54%(1)
   Net investment income...................................................        4.45%          4.37%           4.90%(1)
Portfolio turnover.........................................................          91%            79%             50%(2)


(1) Annualized.

(2) Not annualized.


(3) Represents blended net expense ratio.

(4) Computed using average shares outstanding.


                         Phoenix-Goodwin Multi-Sector Short Term Bond Series  45

PHOENIX-KAYNE RISING DIVIDENDS SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES


[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of recognized companies having a market capitalization of $3 billion or more at the time of purchase. As of December 31, 2005, the market capitalization range for the series' equity securities was $2.8 billion to $373 billion. The series' policy of investing 80% of its assets in large capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The subadvisor uses a blended growth and value strategy when selecting securities for investment.

[diamond] The subadvisor uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising dividends, which the subadvisor deems to be of high quality. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond] The subadvisor uses proprietary models to determine relative value.


[diamond] Generally, the series invests in 35 to 45 securities at any given time.


[diamond] The subadvisor will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually, or as an industry or which are necessary to meet diversification requirements.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond    Equity Securities Investment Risk

[diamond]   Larger Market Capitalization Risk

[diamond]   Reduced Diversification Risk

[diamond]   Value Investing Risk

     Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    Under abnormal market or economic conditions, the series may invest a portion of its assets in cash or short-term instruments. When this allocation happens, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2003               19.1
          2004                5.26
          2005               -0.92


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.78% (quarter ended June 2003) and the lowest return for a quarter was -3.27% (quarter ended September
    2004).

---------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 12/31/05)(2)      1 YEAR  THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Kayne Rising Dividends Series   -0.92%      5.51%
---------------------------------------------------------------
  S&P 500(R) Index(4)                      4.93%     12.01%
---------------------------------------------------------------


(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


46  Phoenix-Kayne Rising Dividends Series

 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.70%

 Distribution and/or Service (12b-1) Fees            None


 Other Expenses                                      0.82%
                                                     -----
 TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          1.52%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.85% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
----------------------- -------- --------- -------- --------------
  Phoenix-Kayne Rising    $154     $479     $827     $1,809
  Dividends Series
------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR


    PIC is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    The team leaders for the series are Allan M. Rudnick and Paul Wayne, CFA. They serve as co-portfolio managers of the series.


[diamond] ALLAN M. RUDNICK has served as co-portfolio manager of the Phoenix-
          Kayne Rising Dividends Series since inception. He is Chief Executive Officer, President and Chief Investment Officer of Kayne and a portfolio manager for the Large Cap Rising Dividends Portfolio and has been with Kayne since 1989. Mr. Rudnick has over 36 years of experience in the investment industry.

[diamond] PAUL WAYNE, CFA has served as co-portfolio manager of the Phoenix-
          Kayne Rising Dividends Fund since inception. He is Chief Research Officer and a portfolio manager for the Large Cap Rising Dividends Portfolio and has been with Kayne since 1992. Mr. Wayne has over 21 years of investment experience.

[diamond] RICHARD SHERRY, CFA, is a portfolio manager on the Large Cap team and a senior research analyst. Mr. Sherry joined Kayne Anderson Rudnick in 1995 as a marketing analyst before becoming a research analyst. He has seven years of equity research experience.


                                       Phoenix-Kayne Rising Dividends Series  47

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,               FROM INCEPTION
                                                                                       ------------                  8/12/02 TO
                                                                              2005          2004         2003         12/31/02
                                                                              ----          ----         ----         --------
Net asset value, beginning of period....................................    $11.78        $11.35       $ 9.64           $10.00
INCOME FROM INVESTMENT OPERATIONS

   Net investment income (loss).........................................      0.14(3)       0.16         0.06             0.02
   Net realized and unrealized gain (loss)..............................     (0.25)         0.43         1.78            (0.36)
                                                                            ------        ------       ------           ------
      TOTAL FROM INVESTMENT OPERATIONS..................................     (0.11)         0.59         1.84            (0.34)
                                                                            ------        ------       ------           ------
LESS DISTRIBUTIONS

   Dividends from net investment income.................................     (0.17)        (0.16)       (0.06)           (0.02)
   Distributions from net realized gains................................     (0.08)           --        (0.07)              --
                                                                            ------        ------       -------          ------
      TOTAL DISTRIBUTIONS...............................................     (0.25)        (0.16)       (0.13)           (0.02)
                                                                            ------        ------      -------           ------
CHANGE IN NET ASSET VALUE...............................................     (0.36)         0.43         1.71            (0.36)
                                                                            ------        ------       ------           ------
NET ASSET VALUE, END OF PERIOD..........................................    $11.42        $11.78       $11.35           $ 9.64
                                                                            ======        ======       ======           ======
Total return............................................................     (0.92)%        5.26%       19.10%           (3.45)%(2)
RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (thousands)................................   $14,484       $19,621      $13,783           $1,645
RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses...............................................      0.85%         0.85%        0.85%            0.85%(1)
   Gross operating expenses.............................................      1.52%         1.45%        2.37%           14.32%(1)
   Net investment income................................................      1.23%         1.51%        0.97%            0.76%(1)
Portfolio turnover......................................................        30%           23%          18%              16%(2)

(1) Annualized.

(2) Not annualized.

(3) Computed using average shares outstanding.


48  Phoenix-Kayne Rising Dividends Series

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation, with dividend income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 80% of its assets in common stocks of small capitalization companies. The weighted average market capitalization of the series is kept in line with the rolling four quarter average of the Russell 2000(R) Value Index. Because small-cap companies are defined by reference to an index, the market capitalization of companies in which the series may invest may vary with market conditions. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000(R) Value Index measures small-company stocks. As of December 31, 2005, the market capitalization range for the series' equity securities was $149 million to $4.2 billion. The series' policy of investing 80% of its assets in small capitalization companies is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The subadvisor seeks high-quality companies selling at discount values and avoids "deep cyclical" and "broken" companies. The subadvisor's "quality" criteria includes consistent growth, underleveraged balance sheet, high profitability and rising free cash flows. If a company meets these criteria, the subadvisor researches and analyzes that company's strength of management and relative competitive position in the industry.

[diamond] The subadvisor uses internally constructed proprietary models to determine relative value.

[diamond] Generally, the series invests in 20 to 35 securities at any given time.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Reduced Diversification Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2003                20.28
          2004                25.68
          2005                  9.1


(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 19.09% (quarter ended June
    2003) and the lowest return for a quarter was -11.47% (quarter ended March
    2003).


------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                          LIFE OF
  (FOR THE PERIOD ENDED 12/31/05)(2)       1 YEAR    THE SERIES(3)
--------------------------------------- ----------- --------------
  Phoenix-Kayne Small-Cap Quality           9.10%      16.27%
  Value Series
--------------------------------------- ----------- --------------
  Russell 2000(R) Value Index(4)            4.71%      19.46%
--------------------------------------- ----------- --------------
  S&P 500(R) Index(5)                       4.93%      12.01%
------------------------------------------------------------------


(2) The series' annual return in this table does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

                                Phoenix-Kayne Small-Cap Quality Value Series  49

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.90%

 Distribution and/or Service (12b-1) Fees            None


 Other Expenses                                      1.09%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          1.99%
                                                     =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-------------------------------------------------------------------
                          1 YEAR  3 YEARS   5 YEARS  10 YEARS
----------------------- --------- -------- --------- --------------

 Phoenix-Kayne Small       $202     $624    $1,072    $2,316
 Cap Quality Value
 Series
-------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PIC is the investment advisor to the series. Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Kayne in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    Robert A. Schwarzkopf, CFA, and Sandi L. Gleason, CFA, serve as co-portfolio managers of the series.


[diamond] ROBERT A. SCHWARZKOPF, CFA has served as co-portfolio manager of the Phoenix-Kayne Small-Cap Quality Value Series since inception. He is managing director of Small Cap Equity and a portfolio manager for the Small and Mid Cap Equity Portfolios and has been with Kayne since 1991. Mr. Schwarzkopf has 25 years of experience in the investment industry.

[diamond] SANDI L. GLEASON, CFA has served as co-portfolio manager of the Phoenix-Kayne Small-Cap Quality Value Series since inception. She is a principal and portfolio manager for the Small and Mid Cap Equity Portfolios and has been with Kayne since 1993. Ms. Gleason has over 11 years of experience in the investment industry.


50  Phoenix-Kayne Small-Cap Quality Value Series

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.


                                                                                 YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                                                                 -----------------------             8/12/02 TO
                                                                             2005          2004         2003          12/31/02
                                                                             ----          ----         ----          --------
Net asset value, beginning of period..................................     $14.71        $11.92       $ 9.99          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).......................................       0.24(3)       0.10         0.09            0.07
   Net realized and unrealized gain (loss)............................       1.10          2.94         1.94            0.03
                                                                           ------        ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS................................       1.34          3.04         2.03            0.10
                                                                           ------        ------       ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income...............................      (0.22)        (0.10)       (0.09)          (0.07)
   Distributions from net realized gains..............................      (0.56)        (0.15)       (0.01)          (0.04)
                                                                           ------        ------       ------          ------
      TOTAL DISTRIBUTIONS.............................................      (0.78)        (0.25)       (0.10)          (0.11)
                                                                           ------        ------       ------          ------
CHANGE IN NET ASSET VALUE.............................................       0.56          2.79         1.93           (0.01)
                                                                           ------        ------       ------          ------
NET ASSET VALUE, END OF PERIOD........................................     $15.27        $14.71       $11.92          $ 9.99
                                                                           ======        ======       ======          ======
Total return..........................................................       9.10%        25.68%       20.28%           1.01%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..............................    $13,912       $10,473       $4,801            $869
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.............................................       1.05%         1.05%        1.05%           1.05%(1)
   Gross operating expenses...........................................       1.99%         2.68%        5.73%          22.60%(1)
   Net investment income..............................................       1.57%         1.13%        1.37%           2.33%(1)
Portfolio turnover....................................................         18%           19%          42%              4%(2)


(1) Annualized.

(2) Not annualized.

(3) Computed using average shares outstanding.


                                Phoenix-Kayne Small-Cap Quality Value Series  51

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in equity securities, American and Global
          Depositary Receipts (ADRs and GDRs, respectively) and common stocks of relatively large non-U.S. companies (i.e., companies that are domiciled outside of the U.S. and may or may not trade on U.S. stock exchanges) with market capitalizations of at least $5 billion at the time of purchase and within the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)(R) Index that the subadvisor believes are undervalued based on their earnings, cash flow or asset values.

[diamond] The series currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. Although the subadvisor does not anticipate frequent trading in the series' securities, the series will sell positions when it considers such action appropriate.

[diamond] In choosing stocks for the series, the subadvisor looks for established companies in economically developed countries. The allocation of the series' assets among geographic sectors may shift from time to time based on the subadvisor's judgment. Under normal circumstances, the series invests at least 80% of its assets in equity securities of non-U.S. companies.

[diamond] The series may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting under-performing securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Derivative Investment Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Foreign Investment Risk
            o  Foreign Currency Risk

[diamond]   Reduced Diversification Risk

     Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
     The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first two calendar years.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar year       Annual Return(%)
          2003                29.82
          2004                15.86
          2005                 8.65


(1) The series' annual return in this chart does not reflect the deduction of any separate account or contract charges. The returns would have been less than that shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 15.74% (quarter ended December 2003) and the lowest return for a quarter was -5.33% (quarter ended March 2003).


-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                        LIFE OF
  (FOR THE PERIOD ENDED 12/31/05)(2)     1 YEAR    THE SERIES(3)
--------------------------------------- --------- ---------------
  Phoenix-Lazard International Equity     8.65%      14.14%
  Select Series
--------------------------------------- --------- ---------------
  MSCI EAFE(R) Index(4)                  14.02%      19.73%
--------------------------------------- --------- ---------------
  S&P 500(R) Index(5)                     4.93%      12.01%

-----------------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since August 12, 2002.

(4) The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


52 Phoenix-Lazard International Equity Select Series

 ANNUAL SERIES OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.90%

 Distribution and/or Service (12b-1) Fees            None


 Other Expenses                                      0.30%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES (1)          1.20%
                                                     =====
(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.05% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-----------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS    10 YEARS
-------------------------------- --------- -------- -------------

  Phoenix-Lazard
  International Equity
  Select Series           $122     $380     $658       $1,451
-----------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. Lazard Asset Management LLC (Lazard) is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Lazard in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT
    The series is managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the series are as follows:

[diamond] JOHN R. REINSBERG, Deputy Chairman has been co-managing the series since inception. Mr. Reinsberg joined Lazard in 1992. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team.

[diamond] MICHAEL A. BENNETT has been co-managing the series since 2003 and is a managing director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation.

[diamond] GABRIELLE BOYLE has been co-managing the series since 2003 and is a senior managing director of Lazard. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991.

[diamond] MICHAEL POWERS has been co-managing the series since 2003 and is a managing director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies.


[diamond] MICHAEL G. FRY is a managing director of Lazard and a portfolio manager on the Global Equity and Global ex U.S. Equity teams. Prior to joining Lazard in 2005, Michael served in several positions at UBS Global Asset Management, including lead portfolio manager and head of Global Equity Portfolio Management, global head of Equity Research and head of Australian Equities. Michael also held positions as a portfolio manager at Armstrong Jones Fund management, portfolio manager/analyst at Schroder Investment Management and as a senior accountant at Price Waterhouse in Australia. He began his career in investment management in 1981.


                           Phoenix-Lazard International Equity Select Series  53

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,            FROM INCEPTION
                                                                                       ------------               8/12/02 TO
                                                                               2005        2004        2003        12/31/02
                                                                               ----        ----        ----        --------
Net asset value, beginning of period....................................     $14.07      $12.35      $ 9.58         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).........................................       0.22(3)     0.15        0.12(3)        0.01
   Net realized and unrealized gain (loss)..............................       0.99        1.80        2.73          (0.43)
                                                                             ------      ------      ------         ------
      TOTAL FROM INVESTMENT OPERATIONS..................................       1.21        1.95        2.85          (0.42)
                                                                             ------      ------      ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income.................................      (0.17)      (0.15)      (0.07)            --
   Distributions from net realized gains................................      (0.07)      (0.08)      (0.01)            --
                                                                             ------      ------      ------         ------
      TOTAL DISTRIBUTIONS...............................................      (0.24)      (0.23)      (0.08)            --
                                                                             ------      ------      ------         ------
CHANGE IN NET ASSET VALUE...............................................       0.97        1.72        2.77          (0.42)
                                                                             ------      ------      ------         ------
NET ASSET VALUE, END OF PERIOD..........................................     $15.04      $14.07      $12.35         $ 9.58
                                                                             ======      ======      ======         ======
Total return............................................................       8.65%      15.86%      29.82%         (4.22)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)................................   $120,620     $69,029     $29,944        $2,887
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses...............................................       1.05%       1.05%       1.05%          1.05%(1)
   Gross operating expenses.............................................       1.20%       1.30%       2.03%         10.26%(1)
   Net investment income................................................       1.51%       1.43%       1.13%          0.26%(1)
Portfolio turnover......................................................         11%          5%          9%            70%(2)


(1) Annualized.

(2) Not annualized.

(3) Computed using average shares outstanding.

54  Phoenix-Lazard International Equity Select Series

PHOENIX-NORTHERN DOW 30 SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    To track the total return of the Dow Jones Industrial Average(SM) (1) (DJIA(SM)) before series' expenses.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series is an index fund and under normal circumstances, will invest at least 80% of its assets in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM). The series invests in equity securities with a capitalization range of $8 billion to $386 billion. The series' policy of investing 80% of its assets in equity securities of 30 companies comprising the DJIA(SM) is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange and NASDAQ. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. The portion of the series' total assets invested in the stocks in the DJIA(SM) will vary from time to time.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond] The series may invest in equity equivalents, including stock index futures contracts and publicly traded index securities (such as DIAMONDS(SM). Such investments replicate investments in the DJIA(SM) and their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98, before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM).

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]  Equity Securities Investment Risk
[diamond]  Index Investment Risk
[diamond]  Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2000               -5.56
          2001               -5.98
          2002               -15.5
          2003                27.4
          2004                4.67
          2005                1.05


(2) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.64% (quarter ended December
    2001) and the lowest return for a quarter was -17.62% (quarter ended September 2002).


--------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                             LIFE OF
  (FOR THE PERIOD ENDED                                     THE
  12/31/05)(3)                          1 YEAR   5 YEAR    SERIES(4)
-------------------------------------- -------- --------- ----------
  Phoenix-Northern Dow 30 Series         1.05%    1.37%     0.59%
-------------------------------------- -------- --------- ----------
  Dow Jones Industrial Average(SM)(5)    1.72%    2.05%     1.66%
-------------------------------------- -------- --------- ----------
  S&P 500(R) Index(6)                    4.93%    0.55%     -0.49%

--------------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since December 15, 1999.

(5) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

(6) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

----------------------------------------------
(1) The "Dow Jones" and "Dow Jones Industrial Average" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the series. The Phoenix-Northern Dow 30 Series, although based on the Dow Jones Industrial Average, is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

                                              Phoenix-Northern Dow 30 Series  55

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                        0.35%

 Distribution and/or Service (12b-1) Fees                None


 Other Expenses                                         0.64%
                                                        -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)              0.99%
                                                        =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.60% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------- ----------- --------- ---------- -----------

  Phoenix-Northern
  Dow 30 Series           $101     $315      $547      $1,212
------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. Northern Trust Investments, N.A. (NTI), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and NTI in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

[diamond] CHAD M. RAKVIN, CFA is a Senior Vice President at NTI. Chad is a Team
          Leader - Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.


56  Phoenix-Northern Dow 30 Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           -----------------------
                                                                        2004         2004        2003         2002         2001
                                                                        ----         ----        ----         ----         ----
Net asset value, beginning of period..............................    $ 9.31       $ 9.04      $ 7.21       $ 8.67       $ 9.46
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)...................................      0.16(1)      0.15        0.13         0.11         0.11(1)
   Net realized and unrealized gain (loss)........................     (0.07)        0.27        1.83        (1.45)       (0.66)
                                                                      ------       ------      ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS............................      0.09         0.42        1.96        (1.34)       (0.55)
                                                                      ------       ------      ------       ------       ------
LESS DISTRIBUTIONS................................................
   Dividends from net investment income...........................     (0.16)       (0.15)      (0.13)       (0.10)       (0.10)
   Distributions from net realized gains..........................        --           --          --        (0.02)       (0.14)
                                                                      ------       ------      ------       ------       ------
      TOTAL DISTRIBUTIONS.........................................     (0.16)       (0.15)      (0.13)       (0.12)       (0.24)
                                                                      ------       ------      ------       ------       ------
CHANGE IN NET ASSET VALUE.........................................     (0.07)        0.27        1.83        (1.46)       (0.79)
                                                                      ------       ------      ------       ------       ------
NET ASSET VALUE, END OF PERIOD....................................    $ 9.24       $ 9.31      $ 9.04       $ 7.21       $ 8.67
                                                                      ======       =======     ======       ======       ======
Total return......................................................      1.05%        4.67%      27.40%      (15.50)%      (5.98)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)..........................   $24,332      $31,181     $29,347      $20,070      $23,684
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses.........................................      0.60%        0.60%       0.60%        0.58%        0.50%
   Gross operating expenses.......................................      0.99%        0.91%       1.01%        1.11%        1.12%
   Net investment income..........................................      1.71%        1.65%       1.69%        1.44%        1.29%
Portfolio turnover................................................        14%          44%         30%          40%          38%


(1) Computed using average shares outstanding.

                                                 Phoenix-Northern Dow Series  57

PHOENIX-NORTHERN NASDAQ-100
INDEX(R) SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    To track the total return of the Nasdaq-100 Index(R), (1) (Index) before series' expenses.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series is an index fund and under normal circumstances will invest at least 80% of its assets in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index. The series invests in equity securities with a capitalization range of $2 billion to $290 billion. The series' policy of investing 80% of its assets in equity securities of the 100 companies comprising the Index is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries.

[diamond] The series employs a passively managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond] Normally, the series will invest substantially all of its assets in the stocks of the Index. The series may invest in equity equivalents such as stock index futures contracts and publicly traded index securities, which offer participation in the performance of the stocks of the Index. The portion of the series' assets invested in the stocks in the Index and equity equivalents will vary from time to time. Such investments replicate investments in the Index and their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98%, before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index.

[diamond] The series is non-diversified under federal securities laws.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk
[diamond]   Index Investment Risk
[diamond]   Non-Diversification Risk

     Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2001               -33.04
          2002               -37.58
          2003                48.85
          2004                10.04
          2005                 1.24



(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 35.04% (quarter ended December 2001) and the lowest return for a quarter was -36.42% (quarter ended September 2001).

---------------------------------------------

(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are eferred to as the "Corporations") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Northern Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.

58  Phoenix-Northern Nasdaq-100 Index(R) Series

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                                    LIFE OF
  12/31/05)(1)                     1 YEAR    5 YEARS    THE SERIES(2)
-------------------------------- ---------- ---------- -------------------------
  Phoenix-Northern Nasdaq-100       1.24%     -7.07%       -14.22%
  Index(R) Series
-------------------------------- ---------- ---------- -------------------------
  Nasdaq-100 Index(R) (3)           1.90%     -6.62%       -13.91%
-------------------------------- ---------- ---------- -------------------------
  S&P 500(R) Index(4)               4.93%      0.55%        -1.58%
--------------------------------------------------------------------------------

(1) The series' annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since August 15, 2000.

(3) The Nasdaq-100 Index(R) is a market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                     0.35%

 Distribution and/or Service (12b-1) Fees            None

 Other Expenses                                      0.76%
                                                     -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)           1.11%
                                                     =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.60% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

--------------------------------------------------------------------
                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
------------------------- -------- --------- --------- -------------

  Phoenix-Northern
  Nasdaq-100 Index(R)       $113     $353     $611     $1,351
  Series
--------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. NTI is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and NTI in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

[diamond] CHAD M. RAKVIN, CFA is a Senior Vice President at NTI. Chad is a Team
          Leader - Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.


                                 Phoenix-Northern Nasdaq-100 Index(R) Series  59

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                          -----------------------
                                                                     2005         2004         2003         2002         2001
                                                                     ----         ----         ----         ----         ----
Net asset value, beginning of period...........................     $4.30       $ 3.93       $ 2.64       $ 4.23       $ 6.32
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)................................        --(1,)(2)  0.02        (0.01)(1)    (0.01)(1)    (0.02)(1)
   Net realized and unrealized gain (loss).....................      0.06         0.37         1.30        (1.58)       (2.07)
                                                                   ------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS.........................      0.06         0.39         1.29        (1.59)       (2.09)
                                                                   ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income........................        --        (0.02)          --           --           --
                                                                   ------       -----        ------       ------       ------
      TOTAL DISTRIBUTIONS......................................        --        (0.02)          --           --           --
                                                                   ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE......................................      0.06         0.37         1.29        (1.59)       (2.09)
                                                                   ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD.................................    $ 4.36       $ 4.30       $ 3.93       $ 2.64       $ 4.23
                                                                   ======       ======       ======       ======       ======
Total return...................................................      1.24%       10.04%       48.85%      (37.58)%     (33.04)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands).......................   $23,292      $25,946      $23,421       $8,090       $9,307
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses......................................      0.60%        0.60%        0.60%        0.58%        0.50%
   Gross operating expenses....................................      1.11%        1.09%        1.45%        2.72%        2.35%
   Net investment income (loss)................................     (0.04)%       0.55%       (0.35)%      (0.48)%      (0.40)%
Portfolio turnover.............................................        19%          34%          18%          42%          91%

(1) Computed using average shares outstanding

(2) Amount is less than $0.01.


60  Phoenix-Northern Nasdaq-100 Index(R) Series

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Moderate (Moderate Series) seeks current income with capital growth as a secondary consideration. This investment objective may be changed without a shareholder vote.

    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. Currently the series is limited to investing in underlying ETFs and may not invest in any other affiliated or unaffiliated mutual funds ("underlying mutual funds," together with the underlying ETFs, the "underlying funds"). In order to permit the series to invest in affiliated or unaffiliated underlying mutual funds, and to invest in such underlying mutual funds, as well as other underlying ETFs, in excess of certain limitations of the Investment Company Act of 1940, the Fund has applied to the SEC for exemptive relief (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 65% fixed-income securities, 30% U.S. equity securities, and 5% international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond] The series seeks to provide investors whose investment goal is directed mainly toward interest and dividend income with a predominant allocation to interest-generating, investment-grade debt securities. The series also seeks capital growth through a top-down investment program that allocates investments among U.S. equity sectors as well as through a fundamentally-grounded exposure in non-U.S. stock markets.

[diamond] The series seeks to achieve its primary investment objective of current income through its investments in underlying funds that invest primarily in fixed-income securities. These investments may include underlying funds that invest exclusively in the corporate debt obligations of U.S. issuers. The series may also invest in underlying funds that invest in U.S. investment-grade debt securities, as well as underlying funds that invest in high yield, high-risk bonds (commonly known as "junk bonds").

[diamond] The series seeks to achieve its secondary investment objective of capital growth through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.


[diamond] The series seeks to achieve its investment objective through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.


[diamond] The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS
    The principal risks of investing in the series are:

[diamond] PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."

                       Phoenix-S&P Dynamic Asset Allocation Series: Moderate  61

[diamond] ALLOCATION RISK. The series is also subject to allocation risk.
          Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond] NON-DIVERSIFICATION RISK. The series is classified as a "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

[diamond] INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Tracking Error Risk, Sector Risk, Concentration Risk, Non-Diversification Risk, Market Trading Risk, Interest Rate Risk, Credit Risk, High Yield Debt Security Risk, Foreign Investment Risk, Market Capitalization Risk, and Investment Style Risk. Each of these indirect risks are described in "Description of Principal Risks."

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full year of operations. Therefore, performance information is not currently available.


SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.


ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                      0.40%

 Distribution and/or Service (12b-1) Fees             0.25%

 Other Expenses(1)                                    0.69%
                                                      -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES               1.34%
                                                      =====

 Fee Waiver and/or Expense Reimbursement(2)          (0.64)%

 Net Expenses                                         0.70%

 Estimated Expenses of Underlying Funds(3)            0.20%
                                                      -----

 TOTAL ANNUAL SERIES AND UNDERLYING FUNDS
 NET OPERATING EXPENSES                               0.90%
                                                      =====


(1) Based on estimated amounts for the current fiscal year. Other expenses include such items as transfer agent expenses, financial agent expenses, audit, tax and legal fees, trustee fees, custody expenses, printing costs and other miscellaneous expenses.

(2) PVA and the Fund have entered into an Expense Limitation Agreement whereby the Other Expenses for the shares of the series will not exceed 0.05% for the period ended April 30, 2007.

(3) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The estimated expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.50%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------
                                   1 YEAR       3 YEARS

-------------------------------- ----------- -----------------
 Phoenix-S&P Dynamic Asset           $92          $424
 Allocation Series: Moderate
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT
    The following PVA individual is responsible for the day-to-day management of the series:


62  Phoenix-S&P Dynamic Asset Allocation Series: Moderate

[diamond] CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president (since
          2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.

    The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

[diamond] DAVID J. BRAVERMAN has been vice president of the subadvisor since
          2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.


[diamond] JOHN W. KREY has been a senior portfolio officer since 2003. He has worked in various businesses within Standard & Poor's since 1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003, he was an investment officer and senior investment officer in the quantitative services group. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.


                       Phoenix-S&P Dynamic Asset Allocation Series: Moderate  63

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth (Moderate Growth Series) seeks long-term capital growth and current income, with a greater emphasis on capital growth. This investment objective may be changed without a shareholder vote.

    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. Currently the series is limited to investing in underlying ETFs and may not invest in any other affiliated or unaffiliated mutual funds ("underlying mutual funds," together with the underlying ETFs, the "underlying funds"). In order to permit the series to invest in affiliated or unaffiliated underlying mutual funds, and to invest in such underlying mutual funds, as well as other underlying ETFs, in excess of certain limitations of the Investment Company Act of 1940, the Fund has applied to the SEC for exemptive relief (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 50% to U.S. equity securities, 40% to fixed-income securities, and 10% to international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond] The series seeks to provide investors, whose investment goal is geared principally toward capital growth, with a significant allocation to U.S. and foreign equities, but also pursues interest income through an exposure to investment-grade U.S. fixed income securities.

[diamond] The series seeks to achieve capital growth through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

[diamond] The series seeks to achieve current income through its investments in underlying funds that invest primarily in fixed-income securities. These investments may include underlying funds that invest exclusively in bonds of U.S. issuers. The series may invest in underlying funds that invest in U.S. investment-grade debt securities, as well as in underlying funds that invest in high yield, high-risk bonds (commonly known as "junk bonds").


[diamond] The series seeks to achieve its investment objective through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.


[diamond] The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS
    The principal risks of investing in the series are:

[diamond] PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."

64  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth

[diamond] ALLOCATION RISK. The series is also subject to allocation risk.
          Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

[diamond] NON-DIVERSIFICATION RISK. The series is classified as a "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

[diamond] INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Tracking Error Risk, Sector Risk, Concentration Risk, Non-Diversification Risk, Market Trading Risk, Interest Rate Risk, Credit Risk, High Yield Debt Security Risk, Foreign Investment Risk, Market Capitalization Risk, and Investment Style Risk. Each of these indirect risks are described in "Description of Principal Risks."

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full year of operations. Therefore, performance information is not currently available.


SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                      0.40%

 Distribution and/or Service (12b-1) Fees             0.25%

 Other Expenses(1)                                    0.34%
                                                      -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES               0.99%
                                                      =====

 Fee Waiver and/or Expense Reimbursement(2)          (0.29)%

 Net Expenses                                         0.70%

 Estimated Expenses of Underlying Funds(3)            0.23%
                                                      -----

 TOTAL ANNUAL SERIES AND UNDERLYING FUNDS
 NET OPERATING EXPENSES                               0.93%
                                                      =====

(1) Based on estimated amounts for the current fiscal year. Other expenses include such items as transfer agent expenses, financial agent expenses, audit, tax and legal fees, trustee fees, custody expenses, printing costs and other miscellaneous expenses.

(2) PVA and the Fund have entered into an Expense Limitation Agreement whereby the Other Expenses for the shares of the series will not exceed 0.05% for the period ended April 30, 2007.

(3) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The estimated expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.50%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.


EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be.

----------------------------------------------------------------
                                      1 YEAR       3 YEARS
---------------------------------- ------------ ----------------
  Phoenix-S&P Dynamic Asset
  Allocation Series: Moderate           $95          $359
  Growth
----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

     You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    The following PVA individual is responsible for the day-to-day management of the series:


                Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth  65

[diamond] CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president (since
          2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.

    The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

[diamond] DAVID J. BRAVERMAN has been vice president of the subadvisor since
          2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.


[diamond] JOHN W. KREY has been a senior portfolio officer since 2003. He has worked in various businesses within Standard & Poor's since 1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003, he was an investment officer and senior investment officer in the quantitative services group. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.


66  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth

PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    The Phoenix-S&P Dynamic Asset Allocation Series: Growth (Growth Series) seeks long-term capital growth as its primary objective with current income as a secondary consideration. This investment objective may be changed without a shareholder vote.

    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. Currently the series is limited to investing in underlying ETFs and may not invest in any other affiliated or unaffiliated mutual funds ("underlying mutual funds," together with the underlying ETFs, the "underlying funds"). In order to permit the series to invest in affiliated or unaffiliated underlying mutual funds, and to invest in such underlying mutual funds, as well as other underlying ETFs, in excess of certain limitations of the Investment Company Act of 1940, the Fund has applied to the SEC for exemptive relief (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to achieve its investment objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 60% to U.S. equity securities, 27% to fixed-income securities, and 13% to international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond] The series seeks to provide investors, whose investment goal is heavily directed toward capital appreciation, with a substantial exposure to domestic and international equities cushioned by limited exposure in duration-managed, high-quality U.S. debt obligations.

[diamond] The series seeks to achieve capital growth primarily through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential. To a lesser extent, the series also seeks to invest in underlying funds that invest primarily in fixed-income securities, which may include U.S. government securities as well as underlying funds that invest in investment grade bonds.


[diamond] The series seeks to achieve its goal through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendations. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.


[diamond] The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS
    The principal risks of investing in the series are:

[diamond] PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the primary risks of the underlying funds, please refer to "Description of Principal Risks."

[diamond] ALLOCATION RISK. The series is also subject to allocation risk.
          Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

                         Phoenix-S&P Dynamic Asset Allocation Series: Growth  67

[diamond] NON-DIVERSIFICATION RISK. The series is classified as a "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

[diamond] INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Tracking Error Risk, Sector Risk, Concentration Risk, Non-Diversification Risk, Market Trading Risk, Interest Rate Risk, Credit Risk, High Yield Debt Security Risk, Foreign Investment Risk, Market Capitalization Risk, and Investment Style Risk. Each of these indirect risks are described in "Description of Principal Risks."

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full year of operations. Therefore, performance information is not currently available.


SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example include fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.


ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                      0.40%

 Distribution and/or Service (12b-1) Fees             0.25%

 Other Expenses(1)                                    0.27%
                                                      -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES               0.92%
                                                      =====

 Fee Waiver and/or Expense Reimbursement(2)          (0.22)%

 Net Expenses                                         0.70%

 Estimated Expenses of Underlying Funds(3)            0.25%
                                                      -----

 TOTAL ANNUAL SERIES AND UNDERLYING FUNDS
 NET OPERATING EXPENSES                               0.95%
                                                      =====


(1) Based on estimated amounts for the current fiscal year. Other expenses include such items as transfer agent expenses, financial agent expenses, audit, tax and legal fees, trustee fees, custody expenses, printing costs and other miscellaneous expenses

(2) PVA and the Fund have entered into an Expense Limitation Agreement whereby the Other Expenses for the shares of the series will not exceed 0.05% for the period ended April 30, 2007.

(3) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The estimated expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.50%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------
                                 1 YEAR        3 YEARS
------------------------------ ------------ -----------------
  Phoenix-S&P Dynamic Asset
  Allocation Series: Growth       $99          $352

-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT

    The following PVA individual is responsible for the day-to-day management of the series:


[diamond] CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president (since
          2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.

68  Phoenix-S&P Dynamic Asset Allocation Series: Growth

    The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

[diamond] DAVID J. BRAVERMAN has been vice president of the subadvisor since
          2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.


[diamond] JOHN W. KREY has been a senior portfolio officer since 2003. He has worked in various businesses with Standard & Poor's since 1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003, he was an investment officer and senior investment officer in the quantitative services group. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.


                         Phoenix-S&P Dynamic Asset Allocation Series: Growth  69

PHOENIX-S&P DYNAMIC ASSET ALLOCATION
SERIES: AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth (Aggressive Growth Series) seeks long-term capital growth. This investment objective may be changed without a shareholder vote.

    The Phoenix-S&P Series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Each series currently seeks to achieve its investment objective by investing primarily in investment companies, commonly known as "exchange-traded funds" (underlying "ETFs"), which are not affiliated with the investment advisor or its affiliates, in various combinations and target percentages. General information about ETFs may be found under the "More about the Phoenix-S&P Series" section of this prospectus and because each series invests in underlying ETFs, you should look for specific information about the ETFs, including the risks of investing in such ETFs, in the applicable ETF prospectus. Currently the series is limited to investing in underlying ETFs and may not invest in any other affiliated or unaffiliated mutual funds ("underlying mutual funds," together with the underlying ETFs, the "underlying funds"). In order to permit the series to invest in affiliated or unaffiliated underlying mutual funds, and to invest in such underlying mutual funds, as well as other underlying ETFs, in excess of certain limitations of the Investment Company Act of 1940, the Fund has applied to the SEC for exemptive relief (see the "1940 Act Limitations on Investments in Underlying Funds" section of this prospectus). Because the series invest in underlying funds, each series is considered a "fund of funds" and bears a proportionate share of the expenses charged by the underlying funds in which it invests.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to achieve its objective by investing in shares of a diversified group of underlying funds based on a current target asset allocation of 75% to equity securities, 8% to fixed-income securities, and 17% to international equity securities. The target asset allocation is subject to change as market and economic conditions change.

[diamond] The series seeks to provide investors, whose investment goal is overwhelmingly geared toward equity capital appreciation, with a predominant exposure to domestic and international equities. Equity investments are managed more aggressively, with disproportionately greater exposures in U.S. and international equities than those in any of the other series, as fixed-income investments are expected to be minimal.

[diamond] The series seeks to achieve capital growth through its investments in underlying funds that invest primarily in equity securities. These investments may include underlying funds that invest mainly in stocks of large, established U.S. companies and, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.


[diamond] The series seeks to achieve its goal through investment in a combination of underlying funds as recommended by the subadvisor to the advisor. The series may invest a substantial portion of its assets, up to 25%, in certain underlying ETFs. (See the "More about the Phoenix-S&P Series - 1940 Act Limitations on Investments in Underlying Funds" section of this prospectus.) For a list of the underlying funds that this series may invest in, see "More about the Phoenix-S&P Series - Underlying Funds." The subadvisor monitors the series daily to assess adherence to the investment guidelines for the series. The subadvisor does not, however, enter into portfolio transactions on behalf of the series. The advisor has the ultimate responsibility for the management of the series and either accepts, rejects or modifies the subadvisor's underlying fund buy/sell recommendation. The advisor anticipates that it will generally follow the subadvisor's buy/sell recommendations.


[diamond] The subadvisor will review the series' asset allocations at least quarterly and more often if necessary. After each review, the subadvisor may recommend a change in the underlying funds invested in by the series and/or recommend a change in the asset class allocation percentages.

PRINCIPAL RISKS
    The principal risks of investing in the series are:

[diamond] PERFORMANCE RISK. The assets of the series are invested in underlying funds, which means that the investment performance of each series is directly related to the investment performance of these underlying funds. To the extent that a series may invest up to 25% of its assets in certain underlying ETFs, the series performance is even more closely associated with the investment performance of those particular underlying ETFs. The ability of the series to meet its investment objective depends upon the allocation of the series' assets among the underlying funds and the ability of an underlying fund to meet its own investment objective. It is possible that an underlying fund will fail to execute its investment strategies effectively. As a result, an underlying fund may not meet its investment objective, which would affect the series' investment performance. There can be no assurance that the investment objective of any series or any underlying fund will be achieved. For more information on the main risks of the underlying funds, please refer to "Description of Principal Risks."

[diamond] ALLOCATION RISK. The series is also subject to allocation risk.
          Allocation risk refers to the possibility that the assets could be allocated in a manner that results in the series under-performing its peers. Because the underlying funds represent different asset classes, the series is subject to different levels and combinations of risk, depending on the series' specific asset allocation.

70  Phoenix-S&P Dynamic Asset Allocation Series: Aggresive Growth

[diamond] NON-DIVERSIFICATION RISK. The series is classified as a "non-diversified" company under the Investment Company Act of 1940, which means that it could invest its assets in a smaller number of issuers than a diversified company. Therefore, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified portfolio of a comparable size.

[diamond] INDIRECT RISKS OF THE UNDERLYING FUNDS. The value of the investment in the series may be affected by one or more of the following indirect risks of the underlying funds, any of which could cause the series' return or the price of its shares to decrease or could cause the series' yield to fluctuate: Market Risk, Asset Class Risk, Tracking Error Risk, Sector Risk, Concentration Risk, Non-Diversification Risk, Market Trading Risk, Interest Rate Risk, Credit Risk, High Yield Debt Security Risk, Foreign Investment Risk, Market Capitalization Risk, and Investment Style Risk. Each of these indirect risks are described in "Description of Principal Risks."

    See "Description of Principal Risks" for a discussion of each of these asset class risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objective.

CALENDAR YEAR ANNUAL TOTAL RETURN

    As of the date of this prospectus, the series had not yet completed one full year of operations. Therefore, performance information is not currently available.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. These fees and expenses are estimated for the fiscal year ended December 31, 2006. The table and the example do include any fees and expenses of the underlying funds but do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. See the contract prospectus for a description of those fees or sales charges. If such expenses were included, your costs would be higher.

ANNUAL SERIES OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                       0.40%

 Distribution and/or Service (12b-1) Fees              0.25%

 Other Expenses(1)                                     0.29%
                                                       -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES                0.94%
                                                       =====

 Fee Waiver and/or Expense Reimbursement(2)           (0.24)%

 Net Expenses                                          0.70%

 Estimated Expenses of Underlying Funds(3)             0.27%
                                                       -----

 TOTAL ANNUAL SERIES AND UNDERLYING FUNDS
 NET OPERATING EXPENSES                                0.97%
                                                       =====

(1) Based on estimated amounts for the current fiscal year. Other expenses include such items as transfer agent expenses, financial agent expenses, audit, tax and legal fees, trustee fees, custody expenses, printing costs and other miscellaneous expenses

(2) PVA and the Fund have entered into an Expense Limitation Agreement whereby the Other Expenses for the shares of the series will not exceed 0.05% for the period ended April 30, 2007.

(3) As an investor in an underlying fund, the series will also bear its pro rata portion of the operating expenses of the underlying fund, and contract owners, as investors in the series, indirectly assume a proportional share of these expenses. The estimated expenses of the underlying funds are based upon the weighted average of the total operating expenses of the underlying funds that the series expects to invest in for the year ended December 31, 2006. Total operating expenses of the underlying funds range from 0.15% to 0.50%. For more information, see "More about the Phoenix-S&P Series." Investors may be able to realize lower aggregate expenses by investing directly in an underlying fund instead of the series. An investor who chooses to invest directly in an underlying fund would not, however, receive the asset allocation services available in the series.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------
                                  1 YEAR      3 YEARS
-------------------------------- ---------- ---------------
 Phoenix-S&P Dynamic Asset         $101         $362
 Allocation Series: Aggressive
 Growth
-----------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    You will find more information about the advisor and the subadvisor in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.

PORTFOLIO MANAGEMENT
    The following PVA individual is responsible for the day-to-day management of the series:


[diamond] CHRISTOPHER M. WILKOS, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president (since
          2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998.

              Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth  71

    The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

[diamond] DAVID J. BRAVERMAN has been vice president of the subadvisor since
          2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.


[diamond] JOHN W. KREY has been a senior portfolio officer since 2003. He has worked in various businesses within Standard & Poor's since 1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003, he was an investment officer and senior investment officer in the quantitative service group. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.


72  Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The series will, under normal circumstances, invest at least 80% of its assets in securities that the subadvisor believes offer the possibility of increase in value. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] Investments will primarily be in common stocks of established companies having:
          o a strong financial position;
          o price/earnings ratio below major market indexes, such as the S&P 500(R) Index;
          o an above average prospective earnings (relative to price) and dividend growth rate; and
          o total market capitalization of under $13.9 billion.

[diamond] Once a security is purchased, the series will generally hold it until it no longer meets the financial or valuation criteria.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its assets in securities of foreign
          (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Equity Securities Investment Risk

[diamond]   Convertible Securities Investment Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Value Investing Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY

    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.


CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year            Annual Return(%)
          1999                    -10.28
          2000                     16.89
          2001                     22.98
          2002                     -8.55
          2003                     40.97
          2004                     20.41
          2005                      7.73


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.08% (quarter ended June
    2003) and the lowest return for a quarter was -21.84% (quarter ended September 2002).

----------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                                   LIFE OF
  12/31/05)(2)                    1 YEAR    5 YEARS    THE SERIES(3)
------------------------------ ---------- ----------- ----------------
  Phoenix-Sanford Bernstein        7.73%    15.51%       8.62%
  Mid-Cap Value Series
------------------------------ ---------- ----------- ----------------
  Russell 2500(R) Value            7.74%    13.43%      10.31%
  Index(4)
------------------------------ ---------- ----------- ----------------
  S&P 500(R) Index(5)              4.93%     0.55%      3.86%

----------------------------------------------------------------------

(2) The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 2500(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

    The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

                              Phoenix-Sanford Bernstein Mid-Cap Value Series  73

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution and/or Service (12b-1) Fees                None

Other Expenses                                         0.28%
                                                       -----

TOTAL ANNUAL SERIES OPERATING EXPENSES(1)              1.33%
                                                       =====

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

-----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------- ---------- -------- --------- -------------

  Phoenix-Sanford
  Bernstein Mid-Cap
  Value Series          $135       $422      $729      $1,602
-----------------------------------------------------------------
Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES
THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. AllianceBernstein L.P., through its Bernstein Equities Unit is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AllianceBernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    The management of and investment decisions for the series are made by the subadvisor's US Small/Mid Cap Value Investment Policy Group. The US Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadvisor's large internal research staff. No one person is principally responsible for making recommendations for the series. The members of the US Small/Mid Cap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the series follows:

[diamond] JOSEPH G. PAUL, senior vice president, has been co-managing the series since 2002 and became CIO of the Small and Mid Capitalization Equities in 2002 and CIO of the Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming manager of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry.

[diamond] JAMES W. MACGREGOR, senior vice president, has been co-managing the series since 1998 and became Director of Research for Small & Mid Cap Value in 2004. Previously, he was a senior research analyst covering the banking, energy, industrial commodity, transportation and aerospace and defense industries for Bernstein's Small and Mid-Cap Value equity services. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. packaging and Canadian paper stocks.


[diamond] ANDREW J. WEINER, senior vice president, has been co-managing the series since 1998 and joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities.

74  Phoenix-Sanford Bernstein Mid-Cap Value Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------
                                                                   2005         2004         2003         2002         2001
                                                                   ----         ----         ----         ----         ----
Net asset value, beginning of period........................     $14.02       $12.54       $ 9.20       $10.97       $ 9.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).............................       0.01(1)      0.02         0.03         0.10         0.13
   Net realized and unrealized gain (loss)..................       1.08         2.51         3.72        (1.02)        1.95
                                                                 ------       ------       ------       ------       ------
      TOTAL FROM INVESTMENT OPERATIONS......................       1.09         2.53         3.75        (0.92)        2.08
                                                                 ------       ------       ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income.....................      (0.02)       (0.02)       (0.02)       (0.10)       (0.13)
   Distributions from net realized gains....................      (1.08)       (1.03)       (0.39)       (0.75)       (0.05)
                                                                 ------       ------       ------       ------       ------
      TOTAL DISTRIBUTIONS...................................      (1.10)       (1.05)       (0.41)       (0.85)       (0.18)
                                                                 ------       ------       ------       ------       ------
CHANGE IN NET ASSET VALUE...................................      (0.01)        1.48         3.34        (1.77)        1.90
                                                                 -------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD..............................     $14.01       $14.02       $12.54       $ 9.20       $10.97
                                                                 ======       ======       ======       ======       ======
Total return................................................       7.73%       20.41%       40.97%       (8.55)%      22.98%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)....................   $121,855     $116,014      $85,868      $61,289      $48,556
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses...................................       1.30%        1.30%        1.30%        1.28%        1.20%
   Gross operating expenses.................................       1.33%        1.34%        1.37%        1.40%        1.54%
   Net investment income....................................       0.07%        0.25%        0.46%        1.12%        1.72%
Portfolio turnover..........................................         37%          36%          29%          44%          28%

(1) Computed using average shares outstanding.


                              Phoenix-Sanford Bernstein Mid-Cap Value Series  75

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current income is a secondary investment objective.


PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will, under normal circumstances, invest at least 80% of its assets in common stocks having a total market capitalization under $8.1 billion and with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection. The series' policy of investing 80% of its assets in small capitalization stocks is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.


[diamond] The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

[diamond] The series will generally invest in 80-100 stocks diversified over 30 industries that have been targeted as having a potential high anticipated return relative to risk.

[diamond] The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

[diamond] The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the risk by evaluating sector concentration, company size, leverage, and degree of undervaluation.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging-market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond]   Convertible Securities Risk

[diamond]   Equity Securities Investment Risk

[diamond]   Smaller Market Capitalization Risk

[diamond]   Value Investing Risk

[diamond]   Foreign Investment Risk
            o  Emerging Market Investment Risk
            o  Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual total returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          2001                15.76
          2002                -8.54
          2003                43.86
          2004                22.67
          2005                 7.46

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.15% (quarter ended June
    2003) and the lowest return for a quarter was -22.21% (quarter ended September 2002).

76  Phoenix-Sanford Bernstein Small-Cap Value Series

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL                             LIFE OF
  RETURNS (FOR THE PERIOD                            THE
  ENDED 12/31/05)(1)          1 YEAR    5 YEARS   SERIES(2)
---------------------------- --------- ---------- ---------------
  Phoenix-Sanford Bernstein   7.46%     14.96%     16.02%
  Small-Cap Value Series
---------------------------- --------- ---------- ---------------
  Russell 2000(R) Value       4.71%     13.55%     15.25%
  Index(3)
---------------------------- --------- ---------- ---------------
  S&P 500(R) Index(4)         4.93%      0.55%      0.23%
-----------------------------------------------------------------

(1) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(2) Since November 20, 2000.

(3) The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM THE SERIES' ASSETS)

 Management Fees                                        1.05%

 Distribution and/or Service (12b-1) Fees                None

 Other Expenses                                         0.35%
                                                        -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(5)              1.40%
                                                        =====

(5) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 1.30% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                          1 YEAR   3 YEARS  5 YEARS   10 YEARS
----------------------- --------- -------- -------- --------------

 Phoenix-Sanford           $143     $444     $766     $1,681
 Bernstein Small-Cap
 Value Series
------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR

    PVA is the investment advisor to the series. AllianceBernstein L.P., through its Bernstein Equities Unit is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and AllianceBernstein in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    The management of and investment decisions for the series are made by the subadvisor's US Small/Mid Cap Value Investment Policy Group. The US Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of the subadvisor's large internal research staff. No one person is principally responsible for making recommendations for the series. The members of the US Small/Mid Cap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the series follows:

[diamond] JOSEPH G. PAUL, senior vice president, has been co-managing the series since 2002 and became CIO of the Small and Mid Capitalization Equities in 2002 and CIO of the Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming manager of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry.

[diamond] JAMES W. MACGREGOR, senior vice president, has been co-managing the series since 2000 and became Director of Research for Small & Mid Cap Value in 2004. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for AllianceBernstein's Small and Mid-Cap Value equity services. Prior to joining Bernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered US packaging and Canadian paper stocks.

[diamond] ANDREW J. WEINER, senior vice president, has been co-managing the series since inception and joined the firm in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999 he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities.


                            Phoenix-Sanford Bernstein Small-Cap Value Series  77

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                  2005         2004         2003        2002         2001
                                                                  ----         ----         ----        ----         ----
Net asset value, beginning of period........................    $16.74       $14.84       $10.50      $12.08       $10.62
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).............................     (0.03)(1)    (0.03)(1)     0.02(1)     0.06         0.07
   Net realized and unrealized gain (loss)..................      1.28         3.39         4.57       (1.09)        1.59
                                                                ------       ------       ------      ------       ------
      TOTAL FROM INVESTMENT OPERATIONS......................      1.25         3.36         4.59       (1.03)        1.66
                                                                ------       ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income.....................        --           --           --       (0.06)       (0.07)
   Distributions from net realized gains....................     (0.97)       (1.46)       (0.25)      (0.49)       (0.13)
                                                                ------       ------       ------      ------       ------
      TOTAL DISTRIBUTIONS...................................     (0.97)       (1.46)       (0.25)      (0.55)       (0.20)
                                                                ------       ------       ------     -------       ------
CHANGE IN NET ASSET VALUE...................................      0.28         1.90         4.34       (1.58)        1.46
                                                                ------       ------       ------     -------       ------
NET ASSET VALUE, END OF PERIOD..............................    $17.02       $16.74       $14.84      $10.50       $12.08
                                                                ======       ======       ======      ======       ======
Total return................................................      7.46%       22.67%       43.86%      (8.54)%      15.76%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)....................   $72,422      $67,785      $48,756     $32,968      $17,232
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses...................................      1.30%        1.30%        1.30%       1.29%        1.20%
   Gross operating expenses.................................      1.40%        1.43%        1.52%       1.64%        2.33%
   Net investment income (loss).............................     (0.19)%      (0.22)%       0.14%       0.86%        1.12%
Portfolio turnover..........................................        32%          44%          36%         40%          18%

(1) Computed using average shares outstanding.


                            Phoenix-Sanford Bernstein Small-Cap Value Series  78

PHOENIX-VAN KAMPEN COMSTOCK SERIES
(FKA, PHOENIX-ENGEMANN VALUE EQUITY SERIES)

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances the series will invest at least 80% of its assets in equity securities, consisting principally of common stocks, preferred stocks and securities convertible into common and preferred stocks. The series' policy of investing 80% of its assets in equity securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

[diamond] The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The series may invest up to 25% of its assets in securities of foreign issuers, including depositary receipts and emerging market companies. Generally, the series will invest in securities traded on the New York Stock Exchange, or the American Stock Exchange, and in over-the-counter markets.

[diamond] The advisor applies a security selection process that selects stocks meeting certain investment criteria relating to valuation, profitability, long term growth and financial stability. The advisor focuses primarily on a security's potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

[diamond] Portfolio securities are typically sold when the advisor's assessment of the capital growth and income potential of such securities materially changes.

[diamond] The series may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.


[diamond] The advisor's portfolio selection method may result in a higher portfolio turnover rate. High portfolio turnover rates may increase costs to the series and may negatively affect series' performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:


[diamond]   Derivative Investment Risk

[diamond]   Equity Securities Investment Risk

[diamond]  Foreign Investment Risk
           o  Emerging Market Investment Risk

[diamond]   Interest Rate Risk

[diamond]   Value Investing Risk


    Please see "Description of Principal Risks" for a description of each of these risks and other risks that may affect the series.

TEMPORARY DEFENSIVE STRATEGY
    The series may, from time to time, take temporary defensive positions that are inconsistent with the series' principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. As a result, the series may not achieve its investment objectives.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the series invests. The series' past performance is not necessarily an indication of how the series will perform in the future.


[GRAPHIC OMITTED]

     Calendar Year       Annual Return(%)
          1999                24.33
          2000                32.16
          2001               -17.96
          2002               -21.93
          2003                23.87
          2004                12.91
          2005                 5.43


(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December
    1999) and the lowest return for a quarter was -19.27% (quarter ended September 2002).

                                          Phoenix-Van Kampen Comstock Series  79

-------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                                 LIFE OF
  12/31/05)(2)                    1 YEAR    5 YEARS  THE SERIES(3)
-------------------------------- --------- --------- --------------
  Phoenix-Van Kampen Comstock     5.43%      -1.14%     7.16%
  Series
-------------------------------- --------- --------- --------------
  Russell 1000(R) Value Index(4)  7.05%       5.28%     6.43%
-------------------------------- --------- --------- --------------
                                  4.93%       0.55%     3.86%
  S&P 500(R) Index(5)

-------------------------------------------------------------------

(2} The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the fees and expenses associated with the active management of an actual portfolio.

SERIES FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

 ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM SERIES' ASSETS)

   Management Fees                                     0.70%

   Distribution and/or Service (12b-1) Fees             None

   Other Expenses                                      0.29%
                                                       -----

 TOTAL ANNUAL SERIES OPERATING EXPENSES(1)             0.99%

(1) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets (the "expense cap"). The series operating expenses after reimbursement were 0.95% for the year ended December 31, 2005. The expense cap noted above may be changed or eliminated at any time without notice.


EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

------------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------- --------- --------- -------- --------------

  Phoenix-Van Kampen     $101      $314      $546      $1,210
  Comstock Series
------------------------------------------------------------------

Note: your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the series' investment advisor. The SAI contains more information about expense reimbursement arrangements.


MANAGEMENT OF THE SERIES


THE ADVISOR AND SUBADVISOR
    PVA is the investment advisor to the series. Morgan Stanley Investment Management Inc. (Van Kampen), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Van Kampen in the "Management of the Fund" section of this prospectus. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the series.


PORTFOLIO MANAGEMENT

    The series is managed by Van Kampen's Multi-Cap Value Team. All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The portfolio managers are assisted by other members of Van Kampen's Multi-Cap Value Team. Members of the team may change from time to time. The following individuals are primarily responsible for the day-to-day management of the portfolio:

[diamond] B. ROBERT BAKER, JR., portfolio manager, is a managing director of Van Kampen. He joined Van Kampen in 1991 and has 26 years of investment experience. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions. Mr. Baker has a BA from Westminster College and an MBA from the University of North Texas.

[diamond] KEVIN C. HOLT, portfolio manager, is a managing director of Van
          Kampen. He joined Van Kampen in 1999 and has 16 years of investment experience. Mr. Holt has a BA from the University of Iowa and an MBA from the University of Chicago.

[diamond] JASON S. LEDER, portfolio manager, is a managing director of Van
          Kampen. He joined Van Kampen in 1995 and has 16 years of investment experience. Mr. Leder has a BA from the University of Texas at Austin and an MBA from Columbia University.


80 Phoenix-Van Kampen Comstock Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and incorporated by reference in the Statement of Additional Information.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                   2005           2004         2003         2002        2001
                                                                   ----           ----         ----         ----        ----
Net asset value, beginning of period........................     $13.18         $11.77       $ 9.59       $12.41      $15.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).............................       0.16(1)        0.11(1)      0.09         0.10        0.11
   Net realized and unrealized gain (loss)..................       0.55           1.41         2.19        (2.82)      (2.86)
                                                                 ------         ------       ------       ------      ------
      TOTAL FROM INVESTMENT OPERATIONS......................       0.71           1.52         2.28        (2.72)      (2.75)
                                                                 ------         ------       ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income.....................      (0.16)         (0.11)       (0.10)       (0.10)      (0.09)
   Distributions from net realized gains....................         --             --           --           --       (0.09)
                                                                 ------         ------       ------       ------      ------
      TOTAL DISTRIBUTIONS...................................      (0.16)         (0.11)       (0.10)       (0.10)      (0.18)
                                                                 ------         ------       ------       ------      ------
CHANGE IN NET ASSET VALUE...................................       0.55           1.41         2.18        (2.82)      (2.93)
                                                                 ------         ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD..............................     $13.73         $13.18       $11.77       $ 9.59      $12.41
                                                                 ======         ======       ======       ======      ======
Total return................................................       5.43%         12.91%       23.87%      (21.93)%    (17.96)%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)....................   $106,716       $134,224      $92,805      $71,684     $84,159
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses...................................       0.95%          0.95%        0.95%        0.93%       0.85%
   Gross operating expenses.................................       0.99%          0.98%        1.02%        1.01%       1.00%
   Net investment income....................................       1.25%          0.92%        0.88%        0.96%       1.11%
Portfolio turnover..........................................         58%            91%         393%         210%        245%



(1) Computed using average shares outstanding.

                                          Phoenix-Van Kampen Comstock Series  81

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    Information about each series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in the strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the SAI.

CONVERTIBLE SECURITIES
    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES
    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps, to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.

    Unless stated otherwise in the description of the series, each series engages in derivatives transactions primarily for hedging purposes.

    Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indexes and foreign currencies.

    With respect to each series, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of that series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

    The Phoenix-Goodwin Money Market Series will not invest in derivatives.

EMERGING MARKET INVESTING
    Some series may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EQUITY EQUIVALENT INVESTMENTS
    The Phoenix-Northern Dow 30 Series and the Phoenix-Northern Nasdaq-100 Index(R) Series may invest in Equity Equivalents. Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES
    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

    The Phoenix-Goodwin Money Market Series will not invest in illiquid securities.


INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES, EXCEPT THE PHOENIX-S&P SERIES)

     Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise

82 The Phoenix Edge Series Fund
would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS
    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk-bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LEVERAGING (BORROWING) (ALL SERIES)
    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS (ALL SERIES)
    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING (ALL SERIES)
    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objectives.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.


INVESTMENT STRATEGIES FOR THE PHOENIX-S&P SERIES
--------------------------------------------------------------------------------

    In addition to the principal investment strategies discussed in each series' investment summary, a series or an underlying ETF may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these investment strategies and techniques and other securities. These strategies and techniques may involve risks. The series and the underlying ETFs are not limited by investing in these strategies and techniques and may invest in other types of securities not precluded by the policies discussed elsewhere in this prospectus. The strategies listed below supplement the principal investment strategies of the series, and you should refer back to the summary for each series, and the Principal Risks section for more information on the principal investment techniques.

    Repurchase Agreements. A series or an underlying ETF may invest in repurchase agreements. A repurchase agreement is a transaction where the series or an underlying ETF buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase

                                                The Phoenix Edge Series Fund  83
agreement defaults and does not repurchase the underlying securities, the series or the underlying ETF may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the underlying fund may never receive the purchase price or it may be delayed or limited.

    High Quality Short-Term Debt Obligations. A series or an underlying ETF may invest in high quality short-term debt obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.


    An underlying ETF may at times invest in high quality, short-term debt obligations such as commercial paper or variable amount master demand notes. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days' issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.


    Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by an underlying ETF will be generally regarded as an illiquid security.

    These instruments are subject to credit risk, interest rate risk and foreign investment risk.

    Government Securities. A series or an underlying ETF may invest in government securities. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series or an underlying ETF's shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk.

MORE ABOUT THE PHOENIX-S&P SERIES
--------------------------------------------------------------------------------

DISTRIBUTION PLAN
    Each Phoenix-S&P Series has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Distribution Plan"). Pursuant to the Distribution Plan, each Phoenix-S&P Series has entered into a Distribution Agreement relating to the Distribution Plan with Phoenix Equity Planning Corporation (the "Distributor") located at One American Row, Hartford, CT 06102. The Distributor is an affiliate of the advisor, and serves as principal underwriter for the Fund. The Distribution Plan permits the use of Fund assets to help finance the distribution of the shares of the Phoenix-S&P Series.

    Under the Distribution Plan, the Fund, on behalf of each Phoenix-S&P Series, is permitted to pay to various service providers up to 0.25% of the average daily net assets of the series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING
FUNDS
    The investment objectives and principal investment strategies of each underlying fund are described in the prospectuses for the underlying funds. Additional information about the investment strategies of each underlying fund is contained in the Statements of Additional Information of the underlying funds. Because each series invests in the underlying funds, investors in each series will be affected by the underlying funds' investment strategies in direct proportion to the amount of assets each series allocates to the underlying fund pursuing such strategies. The underlying funds may have investment objectives that may be changed without approval of the shareholders of the underlying fund. An underlying fund may not be able to achieve its objective.

UNDERLYING FUNDS
    For each of the risk profiles for the four Phoenix-S&P Series, the subadvisor develops model portfolios based on an analysis of historical asset class data and the subadvisor's forecasts of financial markets and economic trends globally. The subadvisor then recommends underlying funds that correspond to the asset classes represented in the model portfolios.

    The following lists the universe of underlying funds, as recommended by the subadvisor to the advisor, that the Phoenix-S&P Series may invest in and is subject to change:

--------------------------------------------------------------
Equities - U.S.
--------------------------------------------------------------
iShares Cohen & Steers Realty Majors Index Fund
--------------------------------------------------------------
iShares COMEX Gold Trust
--------------------------------------------------------------
iShares Dow Jones Transportation Average Index Fund
--------------------------------------------------------------
iShares Dow Jones U.S. Technology Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones U.S. Telecommunications Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Basic Materials Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Consumer Goods Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Consumer Services Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Energy Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Financial Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Financial Services Index Fund
--------------------------------------------------------------
iShares Dow Jones US Healthcare Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Industrial Sector Index Fund
--------------------------------------------------------------
iShares Dow Jones US Real Estate Index Fund
--------------------------------------------------------------
iShares Dow Jones US Utilities Sector Index Fund
--------------------------------------------------------------
iShares Goldman Sachs Natural Resources Fund
--------------------------------------------------------------
iShares Goldman Sachs Networking Index Fund
--------------------------------------------------------------
iShares Goldman Sachs Semiconductor Index Fund
--------------------------------------------------------------
iShares Goldman Sachs Software Index Fund
--------------------------------------------------------------
iShares Goldman Sachs Technology Index Fund
--------------------------------------------------------------
iShares Nasdaq Biotechnology Index Fund
--------------------------------------------------------------

84  The Phoenix Edge Series Fund

--------------------------------------------------------------
Equities - U.S.
--------------------------------------------------------------
PowerShares Dynamic Biotechnology & Genome Portfolio
--------------------------------------------------------------
PowerShares Dynamic Food & Beverage Portfolio
--------------------------------------------------------------
PowerShares Dynamic Leisure & Entertainment Portfolio
--------------------------------------------------------------
PowerShares Dynamic Media Portfolio
--------------------------------------------------------------
PowerShares Dynamic Networking Portfolio
--------------------------------------------------------------
PowerShares Dynamic Pharmaceuticals Portfolio
--------------------------------------------------------------
PowerShares Dynamic Semiconductors Portfolio
--------------------------------------------------------------
PowerShares Dynamic Software Portfolio
--------------------------------------------------------------
streetTracks Gold Trust
--------------------------------------------------------------
streetTracks Morgan Stanley High Tech 35 Index Fund
--------------------------------------------------------------
streetTracks Wilshire REIT Index Fund
--------------------------------------------------------------
Technology Select Sector SPDR
--------------------------------------------------------------
The Consumer Discretionary Select Sector SPDR Fund
--------------------------------------------------------------
The Consumer Staples Select Sector SPDR Fund
--------------------------------------------------------------
The Energy Select Sector SPDR Fund
--------------------------------------------------------------
The Financial Select Sector SPDR Fund
--------------------------------------------------------------
The Health Care Select Sector SPDR Fund
--------------------------------------------------------------
The Industrial Select Sector SPDR Fund
--------------------------------------------------------------
The Materials Select Sector SPDR Fund
--------------------------------------------------------------
The Utilities Select Sector SPDR Fund
--------------------------------------------------------------
Vanguard Consumer Discretionary VIPERs
--------------------------------------------------------------
Vanguard Consumer Staples VIPERs
--------------------------------------------------------------
Vanguard Energy VIPERs
--------------------------------------------------------------
Vanguard Financials VIPERs
--------------------------------------------------------------
Vanguard Health Care VIPERs
--------------------------------------------------------------
Vanguard Industrial VIPERs
--------------------------------------------------------------
Vanguard Information Technology VIPERs
--------------------------------------------------------------
Vanguard Materials VIPERs
--------------------------------------------------------------
Vanguard REIT VIPERs
--------------------------------------------------------------
Vanguard Telecommunications Services VIPERs
--------------------------------------------------------------
Vanguard Utilities VIPERs
--------------------------------------------------------------

--------------------------------------------------------------
Equities - International
--------------------------------------------------------------
iShares MSCI EAFE Index Fund
--------------------------------------------------------------

--------------------------------------------------------------
Fixed Income
--------------------------------------------------------------
iShares GS $ InvestTop Corporate Bond Fund
--------------------------------------------------------------
iShares Lehman 1-3 Year Treasury Bond Fund
--------------------------------------------------------------
iShares Lehman 20+ Year Treasury Bond Fund
--------------------------------------------------------------
iShares Lehman 7-10 Year Treasury Bond Fund
--------------------------------------------------------------
iShares Lehman TIPS Bond Fund
--------------------------------------------------------------

--------------------------------------------------------------
Cash/Cash Equivalents
--------------------------------------------------------------
The Phoenix-Goodwin Money Market Series
--------------------------------------------------------------

EXCHANGE-TRADED FUNDS

    Each of the Phoenix-S&P Series may acquire exchange-traded funds (ETFs) or similar securities in order to achieve market or industry exposure. An ETF is a pooled investment vehicle that invests in the securities of other issuers.


    An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index, like the S&P 500 or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices hold either:

[diamond] shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

[diamond] shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

    ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called "creation units" in exchange for a specified portfolio of the ETF's underlying securities, plus a cash payment generally equal to accumulated dividends of securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETFs net asset value), together with a cash payment generally equal to accumulated dividends as of the date of the redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    As investment companies, ETFs incur fees and expenses such as trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF investors, such as the Phoenix-S&P Series pay their proportionate share of these expenses, and, as an investor in the Phoenix-S&P Series, contract owners indirectly bear the expenses of the underlying ETFs. Standard & Poor's, an affiliate of the subadvisor, earns licensing fees from some of the ETFs in which the Phoenix-S&P Series may invest. For more information on this inherent conflict of interest, please see "Management of the Fund."

    The ETFs invested in by the Phoenix-S&P Series may include series of the following ETFs:

[diamond] iShares(R) Trust - iShares(R) is a registered trademark of Barclays
          Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in the Phoenix-S&P Series.

[diamond] PowerShares Exchange-Traded Fund Trust - PowerShares is a trademark of
          PowerShares Capital Management LLC.

[diamond] SPDR(R) Trust - SPDR(R) is a trademark of The McGraw-Hill Companies,
          Inc., and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC (AMEX) in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc., and S&P makes no representation regarding the advisability of investing in them. The S&P series are not sponsored, endorsed, sold, or promoted by PDR. PDR makes no representations and warranties to shareholders of the S&P series or any member of the public regarding the advisability of investing in the S&P series or the SPDRs. PDR has no

                                                The Phoenix Edge Series Fund  85
          obligation or liability in connection with the operation, marketing or trading of the portfolios.

[diamond] streetTRACKS(R) Series Trust - streetTRACKS(R) is a registered trademark of State Street Corporation ("State Street"). The Phoenix-S&P Series are not sponsored, endorsed, sold, or promoted by State Street. State Street makes no representations or warranties to the shareholders of the series or any member of the public regarding the advisability of investing in the S&P series or the streetTRACKS(R) Series Trust. State Street has no obligation or liability in connection with the operation, marketing, or trading of the S&P series.

[diamond] Vanguard(R) Index Funds - Vanguard Index Participation Receipts
          (VIPERs(R)). Vanguard and VIPERs are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Phoenix-S&P Series are not sponsored, endorsed, sold or promoted by Vanguard. Vanguard makes no representations or warranties to shareholders of the series or any member of the public regarding the advisability of investing in the series or the VIPERs. Vanguard has no obligation or liability in connection with the operation, marketing or trading of the series.

1940 ACT LIMITATIONS ON INVESTMENTS IN UNDERLYING FUNDS
    Each series may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. Each series may hold underlying ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to certain legal limitations under the 1940 Act, the series may not own more than 3% of the investment company's total outstanding shares, or if the series' investment in securities of the investment company would be more than 5% of the value of the total assets of the series, or if more than 10% of the series total assets would be invested in investment companies. Investment companies include the underlying ETFs in which the series will invest. Accordingly, each series is subject to these limitations unless:
(i) the underlying ETF or the series have received an order for exemptive relief from the Securities and Exchange Commission ("SEC") that is applicable to the series and (ii) the underlying ETF and the series take appropriate steps to comply with any conditions in such order.

    The SEC has issued such an exemptive order to certain ETFs, specifically, the iShares Trust, iShares, Inc. ("iShares Funds") and to SPDR Trust, Series 1, ("SPDR Fund") which may permit investment companies, including the Phoenix-S&P Series, to invest in the various series of the iShares Funds and SPDR Fund, beyond the limitations in the 1940 Act, subject to certain terms and conditions, including that such investment companies, enter into an agreement with the iShares Funds and SPDR Fund before investing in these underlying ETFs in excess of the 1940 Act limitations.


    Additionally, the Fund has applied for such exemptive relief from the SEC. If the Fund receives such exemptive relief, each series may be permitted to purchase 25% or more of the outstanding voting securities of any additional underlying unaffiliated ETF, not just the iShares Funds and the SPDR Fund, if the Fund and its affiliates vote its shares of the underlying ETF in the same proportion as the vote of all other holders of the ETF shares, subject to the conditions contained in any order granting such relief. Unless and until the Fund receives exemptive relief, each series will invest in underlying ETFs that have received an order of exemptive relief from the SEC with respect to the above investment limitations applicable to the series. In cases where these legal limits prevent a series from buying a particular ETF that does not have such relief, the series may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each series may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs.

    Additionally, the advisor will waive fees otherwise payable to it by the series in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an unaffiliated underlying fund under Rule 12b-1 of the 1940 Act) received from an unaffiliated underlying fund by the advisor or its affiliates, other than any advisory fees paid to the advisor, or its affiliates, by the unaffiliated underlying fund, in connection with the investment by the series in the unaffiliated underlying fund. Also, any subadvisor will waive fees otherwise payable to the subadvisor, directly or indirectly, by the series in an amount at least equal to any compensation received from an unaffiliated underlying fund by the subadvisor, or its affiliates, other than any advisory fees paid to the subadvisor or its affiliates by the unaffiliated underlying fund, in connection with the investment by the series in the unaffiliated underlying fund made at the direction of the subadvisor. In the event the subadvisor waives fees, the benefit of the waiver will be passed through to the series.

FINALLY, WITH RESPECT TO REGISTERED SEPARATE ACCOUNTS THAT INVEST IN THE PHOENIX-S&P SERIES, NO SALES LOAD WILL BE CHARGED AT THE PHOENIX-S&P SERIES LEVEL OR AT THE UNDERLYING FUND LEVEL. OTHER SALES CHARGES AND SERVICE FEES, AS DEFINED IN RULE 2830 OF THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD"), IF ANY, WILL ONLY BE CHARGED AT THE PHOENIX-S&P SERIES LEVEL OR AT THE UNDERLYING FUND LEVEL, NOT BOTH. WITH RESPECT TO OTHER INVESTMENTS IN THE PHOENIX-S&P SERIES, ANY SALES CHARGES AND/OR SERVICE FEES CHARGED WITH RESPECT TO SHARES OF A PHOENIX-S&P SERIES WILL NOT EXCEED THE LIMITS APPLICABLE TO FUNDS OF FUNDS SET FORTH IN RULE 2830 OF THE CONDUCT RULES OF THE NASD.

--------------------------------------------------------------------------------
DESCRIPTION OF PRINCIPAL RISKS (EXCEPT THE PHOENIX-S&P SERIES)
--------------------------------------------------------------------------------

    The principal risks applicable to each series are listed in the individual series' description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series. The greater a series' investment in a particular asset class, the greater the impact to the series of the risks related to the class.


86  The Phoenix Edge Series Fund

ASSET CLASS RISK (ALL SERIES)
    There is a possibility that the returns from the types of securities in which a series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)
    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK
    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK
    The series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK
    In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

    INITIAL PUBLIC OFFERINGS RISK. Some of the series may invest in Initial Public Offerings (IPOs), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, which may negatively affect series performance.

FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series may invest in fixed-income securities. The primary risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK
    Some of the series may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic

                                                The Phoenix Edge Series Fund  87
information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK
    Some of the series may invest in companies located in emerging-market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK
    Some of the series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of a series' shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

GROWTH STOCK INVESTMENT RISK
    Some of the series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

INDEX INVESTMENT RISK
    If you invest in a series that attempts to track an index, you could lose money on your investment in the series, or the series could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series generally will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series incurs fees expenses, such as brokerage commissions, whereas the index does not, the series' performance will tend to underperform the performance of the index.

INTEREST RATE RISK (FOR INCOME-PRODUCING EQUITY SECURITIES)
    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK
    The series may invest in other investment companies. Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

JUNK BOND INVESTMENT RISK
    High-yield, high-risk securities (so-called "junk-bonds") are securities rated below investment grade by the primary rating

88  The Phoenix Edge Series Fund
agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK
    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)
    The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK
    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK
    A series that is "non-diversified" under the federal securities laws may invest in securities of a limited number of issuers. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

OVER-THE-COUNTER RISK
    Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK
    A series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable short-term capital gains to shareholders which are taxable as ordinary income.

REIT INVESTMENT RISK
    Some series may invest in Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

                                                The Phoenix Edge Series Fund  89

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REDUCED DIVERSIFICATION RISK
    Some of the series invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the series' portfolios. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the series may fluctuate substantially. The series may not be appropriate for short-term investors.

REPURCHASE AGREEMENT INVESTMENT RISK (ALL SERIES)
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)
    There is the possibility that the specific securities held by the series will underperform other funds in the same asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALLER MARKET CAPITALIZATION RISK
    Some of the series invest in companies with small and medium capitalizations, which make the series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

SPECIAL SITUATIONS RISK
    The Phoenix-Engemann Capital Growth Series may invest in special situations. Special situations are created by developments, such as liquidations, reorganizations, technological breakthroughs and new management, that apply solely to a particular company. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadvisor expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadvisor to accurately predict risk and return.

THEME INVESTING RISK
    Theme investing is dependent upon the subadvisor's ability to anticipate emerging market trends, exploit such investment opportunities and to, thereafter, sell securities once the theme is saturated.

    There is no assurance that the themes selected will increase as the market increases.

    If a limited number of themes are selected for series investment, adverse economic, political or regulatory developments may have a greater adverse effect on the series than if the series invested in a larger number of themes.

    Themes not selected for investment may prove more profitable than themes selected for investment by the subadvisor.

UNRATED SECURITIES INVESTMENT RISK
    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK
    The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but

90  The Phoenix Edge Series Fund
is appropriately priced due to fundamental problems not yet apparent.

DESCRIPTION OF PRINCIPAL RISKS FOR THE PHOENIX-S&P SERIES
--------------------------------------------------------------------------------

    The principal risks applicable to each series are listed in the individual series' description at the beginning of the prospectus. One or more of the following principal risks may apply to the underlying funds. The greater a series' investment in a particular asset class, the greater the impact to the series of the risks related to the class. For example, the Phoenix-S&P Dynamic Asset Allocation Series: Moderate will be more impacted by credit and interest rate risk than the Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth because more of the Phoenix-S&P Dynamic Asset Allocation Series: Moderate assets will be invested in underlying funds that invest primarily in fixed-income securities.

MARKET RISK
    The value of the Phoenix-S&P Series shares are based on the market value of the underlying ETF's investments. However, the value of the underlying ETF's investments that support your share value can decrease as well as increase. If between the time you allocate premium under your variable contract to purchase shares of the series and the time you withdraw contract value and sell shares, the value of the underlying ETF's investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the underlying ETF's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the underlying fund encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

    Some of the underlying ETFs may invest in Initial Public Offerings (IPOs), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the underlying ETF, which may negatively affect series performance.

ASSET CLASS RISK
    The returns from the types of securities in which an underlying ETF invests may underperform returns from the general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

TRACKING ERROR RISK
    The underlying ETF's returns may deviate from those of its index. Factors such as the fees and expenses of the ETFs, imperfect correlation between an underlying ETF's securities and those in its index, rounding of prices, and changes to the index and to regulatory policies may affect an underlying ETF's ability to achieve close correlation with its index.

SECTOR RISK
    Another area of risk involves the potential focus of an underlying ETF's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If an underlying ETF invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the underlying ETF's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the series may invest in more heavily will vary.

    In addition to other risks, an underlying ETF that invests a substantial portion of its assets in related sectors may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

CONCENTRATION RISK
    If an underlying ETF's index concentrates in a particular industry, group of industries, or sector, that fund may be adversely affected by the performance of those securities and subject to price volatility. In addition, an underlying ETF that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political, or regulatory occurrence.

NON-DIVERSIFICATION RISK
    The underlying ETFs may be non-diversified and, therefore, may hold fewer securities than a diversified fund. As a result, the underlying ETFs may be more sensitive to the risks associated with those securities or to any single economic, business, political, or regulatory occurrence.

MARKET TRADING RISK
    The shares of the underlying ETFs may trade at a premium or discount to their net asset value. The market value of underlying ETF shares may differ from the shares' net asset value. The net

                                                The Phoenix Edge Series Fund  91
asset value of underlying ETF shares fluctuates with the changes in the market value of the fund's holdings, while the trading price of underlying ETF shares fluctuates in accordance with changes in net asset value as well as market supply and demand.

INTEREST RATE RISK
    The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. If an underlying ETF invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations and maturities. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of the underlying ETF's fixed income investments will affect the volatility of the underlying ETF's share price.

CREDIT RISK
    If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the underlying ETF, the underlying ETFs' income available for distribution to shareholders and the underlying ETFs' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

HIGH YIELD DEBT SECURITY RISK
    Some of the underlying ETFs may invest in high-yield, high-risk securities (so-called "junk-bonds") which are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the underlying ETF would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk-bond market can experience sudden and sharp price swings.

FOREIGN INVESTMENT RISK
    Some of the underlying ETFs may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject the ETF to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging-market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

MARKET CAPITALIZATION RISK
    Some of the underlying ETFs may invest in companies with large capitalizations. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an underlying ETF's value may not rise as much as the value of underlying ETFs that emphasize companies with smaller market capitalizations.

    Some of the underlying ETFs may invest in companies with small and medium capitalizations, which make the underlying funds more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller

92  The Phoenix Edge Series Fund
companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

INVESTMENT STYLE RISK
    Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An underlying ETF may outperform or underperform other funds that employ a different investment style. An underlying ETF may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS
    The Fund has retained four investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. (PIC), is the investment advisor to the following series:


[diamond]   Phoenix Capital Growth
[diamond]   Phoenix Mid-Cap Growth
[diamond]   Phoenix Strategic Theme

[diamond]   Phoenix-Aberdeen International
[diamond]   Phoenix-Engemann Small-Cap Growth
[diamond]   Phoenix-Engemann Strategic Allocation
[diamond]   Phoenix-Goodwin Money Market
[diamond]   Phoenix-Goodwin Multi-Sector Fixed Income
[diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond
[diamond]   Phoenix-Kayne Rising Dividends
[diamond]   Phoenix-Kayne Small-Cap Quality Value


    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of the following series:

[diamond]   Phoenix-Goodwin Money Market
[diamond]   Phoenix-Goodwin Multi-Sector Fixed Income
[diamond]   Phoenix-Goodwin Multi-Sector Short Term Bond

    PIC has retained subadvisors to perform the day-to-day management for the other series.


    PIC has acted as an investment advisor for over sixty years. PIC acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2005, PIC had $19.3 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.


PHOENIX VARIABLE ADVISORS, INC.

    Phoenix Variable Advisors, Inc. (PVA), is the investment advisor to following series:

[diamond]   Phoenix-AIM Growth
[diamond]   Phoenix-Alger Small-Cap Growth
[diamond]   Phoenix-Alliance/Bernstein Enhanced Index
[diamond]   Phoenix-Lazard International Equity Select
[diamond]   Phoenix-Northern Dow 30
[diamond]   Phoenix-Northern Nasdaq-100 Index(R)

[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Growth
[diamond]   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
[diamond]   Phoenix-Sanford Bernstein Mid-Cap Value
[diamond]   Phoenix-Sanford Bernstein Small-Cap Value
[diamond]   Phoenix-Van Kampen Comstock


    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions.

    PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.

                                                The Phoenix Edge Series Fund  93

    The Fund and PVA have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable accounts of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.


    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of December 31, 2005, PVA had $673 million in assets under management. PVA is located at One American Row, Hartford, Connecticut 06102-5056.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. (DPIM) is the investment advisor to the following series:

[diamond]   Phoenix-Duff & Phelps Real Estate Securities Series


    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.


    DPIM provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor for other funds. DPIM had approximately $6 billion in assets under management as of December 31, 2005. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


ENGEMANN ASSET MANAGEMENT


    Engemann Asset Management (Engemann), is the advisor to the following series:

[diamond]   Phoenix-Engemann Growth and Income Series

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, Engemann is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. Engemann manages the series' assets to conform with the investment policies as described in this prospectus.

    Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

LEGAL PROCEEDINGS ABOUT COMPANY SUBSIDIARIES
    We are regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming us as a defendant ordinarily involves our activities as an insurer, investor or taxpayer. Several current proceedings are discussed below. In addition, state regulatory bodies, the Securities and Exchange Commission, or SEC, the National Association of Securities Dealers, Inc., or NASD, and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

    For example, during 2003 and 2004, the SEC conducted examinations of certain company variable products and certain affiliated investment advisors and mutual funds. In 2004, the NASD also commenced examinations of two affiliated broker-dealers; the examinations were closed in April 2005 and November 2004, respectively. In February 2005, the NASD notified an affiliate of the company that it was asserting violations of trade reporting rules by the affiliate of the company. The affiliated company responded to the NASD allegations in May 2005 but has not received any further inquiries to date.

    Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the company with securities and other laws and regulations affecting their registered products. The company endeavors to respond to such inquiries in an appropriate way and to take corrective action if warranted. Recently, there has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

    In 2004 and 2005, the Boston District Office of the SEC conducted a compliance examination of certain of the company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficient letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the company believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist the company in preparing the analysis. Based on the analysis, the company advised the SEC that it does not believe that reimbursement is appropriate.

    Over the past two years, a number of companies have announced settlements of enforcement actions with various


94  The Phoenix Edge Series Fund

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regulatory agencies, primarily the SEC and the New York Attorney General's
Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

    Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific. In this regard, in 2004, we received a subpoena from the Connecticut Attorney General's office requesting information regarding certain distribution practices since 1998. Over 40 companies received such a subpoena. We are cooperating fully and have had no further inquiry since filing our response.

    These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition, or consideration of available insurance and reinsurance and the provision made in our consolidated financial statements. However, given the large or indeterminate amounts sought in certain of these matters and litigation's inherent unpredictability, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows.


THE SUBADVISORS
    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN ASSET MANAGEMENT INC.

    Aberdeen Asset Management Inc. (Aberdeen), is the subadvisor to the Phoenix-Aberdeen International Series. Aberdeen is a subadvisor to other funds. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC which was founded in 1983 and through subsidiaries operating worldwide, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2005, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $123 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

A I M CAPITAL MANAGEMENT, INC.
    A I M Capital Management, Inc. (AIM), is the subadvisor to the Phoenix-AIM Growth Series. AIM is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts with a total of approximately $128 billion in assets as of December 31, 2005. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney general, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of funds over mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                                                The Phoenix Edge Series Fund  95

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ALLIANCEBERNSTEIN L.P.
    Alliance Bernstein L.P. (AllianceBernstein) serves as subadvisor for the Phoenix-Alliance/Bernstein Enhanced Index Series. AllianceBernstein, through its Bernstein Equities Unit, serves as the subadvisor to the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. AllianceBernstein is a leading investment advisor supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000, that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

MATERIAL LITIGATION AND REGULATORY MATTERS
    All aspects of AllianceBernstein L.P.'s ("AllianceBernstein" and "the firm") business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein's subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

    Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

PENDING LITIGATION
1. Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses. Other, related complaints were filed, and have been consolidated in New York federal district court. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs' claim under Section 36(b). In January 2006, the Court granted Alliance's motion for reconsideration and dismissed plaintiffs' Section 36(b) claim as well. The plaintiffs have moved for leave to amend their complaint. Alliance believes that the plaintiffs' allegations are without merit and intends to vigorously defend against them if their dismissal is appealed.

2. Alliance Premier Growth Fund Litigation. In December 2002, a complaint styled Goggins v. Alliance Capital Management was filed in federal court alleging that the registration statement and prospectus for the Large Cap Growth Fund (f/k/a the Premier Growth Fund) were materially misleading in describing the objectives and strategies of the Fund in relation to its investments in Enron shares. The firm and the other defendants moved to dismiss the complaint. In December 2004, the court granted our motion and dismissed the Goggins case. In January 2006, the U.S. Court of Appeals for the Third Circuit affirmed the dismissal. AllianceBernstein and the other defendants in these actions believe that the allegations are without merit and intend to vigorously defend against them if they should be asserted again.

3. Premier Growth Fund Litigation (Jaffe). In September 2002, a complaint styled Jaffe v. Alliance Capital Management, et al. was filed in federal court alleging that the firm breached its fiduciary duties to the Large Cap Growth Fund (f/k/a Premier Growth Fund) by causing it to invest in Enron shares and that the agreements between the firm and the Fund violated the Investment Company Act of 1940. In May 2005, the court dismissed the amended Jaffe complaint on the ground that plaintiff failed to make a demand on the Fund's board pursuant to Fed. R. Civ. P. 23.1. Plaintiff's time to appeal has expired. On June 15, 2005, plaintiff made a demand of the Fund's board requesting that it take action against AllianceBernstein for the reasons set forth in the amended Jaffe complaint. The board subsequently declined to take the requested action. The firm believes that the allegations in Jaffe are without merit and intends to vigorously defend against them should they be asserted again.

4. Illinois Class Action Complaint. On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) by an alleged shareholder in the Premier Growth Fund. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by the firm's Large Cap Growth Team. The amended complaint alleges that the firm breached a contract consisting principally of firm marketing materials that allegedly required the Team to purchase only "1-rated" stocks for the Large Cap Growth portfolios. AllianceBernstein removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. The firm's appeal of the remand order was denied on September 2, 2005. AllianceBernstein and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

5. Market Timing and Late Trading Litigation. On October 2, 2003, a complaint ("Hindo") was filed in federal court in New York alleging that AllianceBernstein and numerous other

96  The Phoenix Edge Series Fund
     defendants entered into agreements under which certain parties were permitted to engage in "late trading" and "market timing" transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 ("Securities Act"), the Securities Exchange Act of 1934 ("Exchange Act") and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state court, including a complaint by the West Virginia attorney general. Others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Consolidated amended complaints were filed in the actions, and AllianceBernstein has moved to dismiss them. AllianceBernstein and the other defendants in these actions intend to vigorously defend against them.

6. Enron Shareholder Litigation. On April 8, 2002, in re Enron Corporation Securities Litigation, a consolidated complaint ("Enron Complaint") was filed in federal court in Houston against numerous defendants, including the firm. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance Capital Management L.P. and who was a director of the General Partner of Alliance Capital Management L.P., signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that the firm was a controlling person of Frank Savage. Plaintiffs therefore assert that the firm is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissory measure of damages. On June 3, 2002, we moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification. That motion is pending. The case is currently in discovery. AllianceBernstein believes that plaintiffs' allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

                                      * * *
    At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

    With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 ("SFAS No. 5"), "Accounting for Contingencies", and Financial Accounting Standards Board ("FASB") Interpretation No. 14, "Reasonable Estimation of the Amount of a Loss -an interpretation of FASB Statement No. 5".

     If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

PENDING REGULATORY MATTERS
1. Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General ("NYAG"), are investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

     On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees ("Market Timing Relationships"). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

     Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

     The investigations by the SEC and NYAG are continuing. On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West

                                                The Phoenix Edge Series Fund  97

     Virginia's Office of the State Auditor, Securities Commission ("West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

     On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, we and other unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. We intend to vigorously defend against the allegations in the Summary Order.

2. Alliance Capital Asset Management (India) Pvt. Ltd. On August 9, 2003, the Securities and Exchange Board of India ("SEBI") ordered that Samir C. Arora, a former research analyst/portfolio manager of Alliance, refrain from buying, selling or dealing in Indian equity securities. Until August 4, 2003, when Mr. Arora announced his resignation from Alliance, he served as head of Asian emerging markets equities and a fund manager of Alliance Capital Asset Management (India) Pvt. Ltd. ("ACAML"), a fund management company 75% owned by the firm. The order states that Mr. Arora relied on unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm, that there were failures to make required disclosures regarding the size of certain equity holdings and that Mr. Arora tried to influence the sale of Alliance Capital Management L.P.'s stake in ACAML. On March 31, 2004, SEBI issued a final order against Mr. Arora barring him from dealing directly or indirectly in the Indian securities markets for a period of five years commencing from August 9, 2003. On October 15, 2004, the Securities Appellate Tribunal allowed Mr. Arora's appeal and set aside SEBI's order.

     On September 8, 2003, SEBI issued to Alliance Capital Management L.P. a show cause notice and finding of investigation (the "Notice"). The Notice required the firm to explain its failure to make disclosure filings as to the acquisition of shares of five (5) Indian equity securities held at various times by Alliance Capital Management L.P. (through sub-accounts under foreign institutional investor licenses), ACAML and Alliance Capital Management L.P.'s local Indian mutual fund as required under certain SEBI regulations when the holdings of the said entities in the Relevant Scrips crossed 5% which could make the firm liable to pay penalties prescribed under Section 15A of the SEBI Act, 1992, which requires that disclosure be made when the holdings of an investor (or a group of investors acting in concert) in an Indian security either exceeds five percent (5%) of the outstanding shares or changes by more than two percent (2%). On May 12, 2004, SEBI fined ACAML and its local Indian mutual fund approximately US $630,000 for not filing the required notices in a timely manner.

     On August 18, 2004, the SEBI entered an order of adjudication against ACAML, its local Indian mutual fund and the firm for violations of Section 15G and 15HA of the SEBI Act. The order states that a portfolio manager of ACAML relied upon unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm and that during various time periods he engaged in manipulative trading activity with respect to certain other securities. The firm and ACAML intend to file an appeal with respect to the order with the Securities Appellate Tribunal. SEBI imposed a penalty of R.S. 150,000,000 (approximately $3,200,000) jointly and severally on ACAML and the firm.

     The allegations against the firm and ACAML contained in these orders of adjudication were largely based on the alleged actions of Mr. Arora, for which the firm and ACAML were allegedly responsible. These alleged actions were the subject of SEBI's order against Mr. Arora, which has now been set aside. We believe that if the setting aside of SEBI's order against Mr. Arora is not overturned on appeal, it should substantially strengthen the firm's legal position in its appeal of the SEBI orders against the firm and ACAML.

3. On July 26, 2005, the National Association of Securities Dealers, Inc. ("NASD") notified our broker dealer subsidiary Sanford C. Bernstein & Co., LLC ("SCB") and an SCB research analyst that the NASD enforcement staff was recommending that enforcement actions be commenced against SCB and the analyst (this notification typically is called a "Wells Notice"). The analyst had written research reports that announced the suspension of SCB's and the analyst's coverage of certain securities, and the analyst subsequently sold personal holdings in the same securities. Prior to joining SCB, the analyst received the securities as compensation while employed by the issuers of those securities. The NASD claims that SCB and the analyst violated NASD rules that restrict personal trading by research analysts. On January 3, 2006, SCB and the analyst signed a Letter of Acceptance, Waiver and Consent (the "AWC") resolving any claims involving SCB and the analyst, Charles B. ("Brad") Hintz, and imposing a fine of $350,000 against SCB and of $200,000 against Mr. Hintz. The NASD has approved the AWC. The firm recorded an earnings charge of $350,000 in connection therewith.

     On July 26, 2005, the New York Stock Exchange, Inc. ("NYSE") gave a Wells Notice to each of approximately 20 member firms, including SCB, claiming that the firms violated NYSE rules by failing to properly identify certain short sale transactions as short sales in Electronic Blue Sheet submissions. For SCB, this issue was the result of a coding problem in an electronic reporting system. That problem was corrected in 2003. On September 26, 2005, SCB entered into a stipulation of facts and consent to penalty with the NYSE. On January 3, 2006, an NYSE hearing panel

98  The Phoenix Edge Series Fund
     approved the stipulation and consent. The firm recorded a $150,000 earnings charge in connection with the settlement of this matter.

4. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC's review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

    In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of Alliance Capital, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

    AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on its ability to perform under its investment management agreements with clients.

    A discussion of material litigation and regulatory matters also is contained in AllianceBernstein's Form 10-K for the year ended December 31, 2005. If you would like additional information concerning any of these matters, or any other matters, please let us know.

BENNETT LAWRENCE MANAGEMENT, LLC
    Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series. BLM's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017. As of December 31, 2005, BLM had approximately $2 billion in assets under management.


ENGEMANN ASSET MANAGEMENT
    Engemann Asset Management (Engemann), is the subadvisor to the Phoenix-Engemann Capital Growth Series, the Phoenix-Engemann Small-Cap Growth Series and the equity portion of the Phoenix-Engemann Strategic Allocation Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

FRED ALGER MANAGEMENT, INC.
    Fred Alger Management, Inc. (Alger), is the subadvisor to the Phoenix-Alger Small-Cap Growth Series. Alger advises over 130 mutual funds and other accounts with a total of approximately $9.23 billion in assets as of December 31, 2005. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

Legal Proceeding
    As disclosed in the updated February 18, 2005 prospectus of The Alger Funds and The Alger Institutional Funds, Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the Board of the Alger funds that if it be determined that improper trading practices in the Alger funds detrimentally affected their performance, Alger Management will make appropriate restitution.

    Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties; including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases - a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") - were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

    The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, including the

                                                The Phoenix Edge Series Fund  99

Trust, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by the Alger defendants similar to those alleged in the Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940,
(iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

    Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Alger Mutual Funds believes that the Alger Mutual Funds will not be materially adversely affected by the pending lawsuits.


KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Kayne Anderson Rudnick Investment Management, LLC (Kayne) is the subadvisor to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2005, Kayne had approximately $8.6 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

LAZARD ASSET MANAGEMENT LLC
    Lazard Asset Management LLC (Lazard) is the subadvisor to the Phoenix-Lazard International Equity Select Series. Lazard and its affiliates, manage investments for corporations, endowments, public and private pension funds, individuals, and mutual funds, with $77.6 billion in assets under management as of December 31, 2005. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
    Morgan Stanley Investment Management Inc., dba Van Kampen (Van Kampen) serves as subadvisor to the Phoenix-Van Kampen Comstock Series. Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, NY 10020. As of December 31, 2005, Van Kampen together with its affiliated asset management companies had assets under management of approximately $434 billion.

NORTHERN TRUST INVESTMENTS, N.A.
    Northern Trust Investments, N.A. (NTI) is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and asset under investment management of $618 billion.

STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
    The subadvisor for the Phoenix-S&P Series is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. As of December 31, 2005, SPIAS had approximately $15 billion in assets under advisement. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

    A discussion of the basis for the Board of Trustees approval of the investment advisory agreements for the Phoenix-S&P Series may be found in the June 30, 2005 semiannual report and for the other series of the Fund in the Fund's December 31, 2005 annual report.

FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2005, the Fund, on behalf of each series that has operated for a full fiscal year, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk, and reflect the fee rate in the advisory agreement.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                       ANNUAL RATE
---------------------------------------------------------------
 Phoenix Capital Growth                              0.66%
---------------------------------------------------------------
 Phoenix Mid-Cap Growth                              0.80%
---------------------------------------------------------------
 Phoenix Strategic Theme                             0.75%
---------------------------------------------------------------
 Phoenix-Aberdeen International                      0.75%
---------------------------------------------------------------
 Phoenix-Engemann Small-Cap Growth                   0.90%
---------------------------------------------------------------
 Phoenix-Engemann Strategic Allocation               0.58%
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                        0.40%
---------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income           0.50%
---------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Short Term Bond        0.50%
---------------------------------------------------------------
 Phoenix-Kayne Rising Dividends                      0.70%
---------------------------------------------------------------
 Phoenix-Kayne Small-Cap Quality Value               0.90%
---------------------------------------------------------------

100  The Phoenix Edge Series Fund

---------------------------------------------------------------
                PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
 Phoenix-AIM Growth                                  0.75%
---------------------------------------------------------------
 Phoenix-Alger Small-Cap Growth                      0.85%
---------------------------------------------------------------
 Phoenix-Alliance/Bernstein Enhanced Index           0.45%
---------------------------------------------------------------
 Phoenix-Lazard International Equity Select          0.90%
---------------------------------------------------------------
 Phoenix-Northern Dow 30                             0.35%
---------------------------------------------------------------
 Phoenix-Northern Nasdaq-100 Index(R)                0.35%
---------------------------------------------------------------
 Phoenix-S&P Series                                  0.40%*
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap Value             1.05%
---------------------------------------------------------------
 Phoenix-Sanford Bernstein Small-Cap Value           1.05%
---------------------------------------------------------------
 Phoenix-Van Kampen Comstock                         0.70%

---------------------------------------------------------------

---------------------------------------------------------------
           DUFF & PHELPS INVESTMENT MANAGEMENT CO.
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities             0.75%
---------------------------------------------------------------


---------------------------------------------------------------
                  ENGEMANN ASSET MANAGEMENT
---------------------------------------------------------------
                      SERIES                        ANNUAL FEE
---------------------------------------------------------------
Phoenix-Engemann Growth and Income                       0.70%
---------------------------------------------------------------

    From these fees, the advisors, not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the SAI for the breakdown of the subadvisory fees.)

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund and each series within the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Since the sole shareholders of the Fund will be the separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff &

                                               The Phoenix Edge Series Fund  101

Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

DISRUPTIVE TRADING AND MARKET TIMING
    These series are not designed for market timers and market timers are discouraged from becoming investors. The series offer shares to the separate accounts. The separate accounts are divided into subaccounts, each of which invests solely in a single investment portfolio of a series. Your ability to make transfers among the subaccounts is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other contract owners. These risks and harmful effects include:

[diamond] dilution of the interests of long-term investors, if market timers or others transfer into a series at prices that are below the true value or exchange out of a series at prices that are higher than the true value;

[diamond] an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the series to maintain a higher level of cash than would otherwise be the case, or causing the series to liquidate investments prematurely; and

[diamond] increased brokerage and administrative expenses.


    Certain series may be more susceptible to market timing because of the nature of their investments. For example, series that invest primarily in international securities (including the Phoenix-Aberdeen International and the Phoenix-Lazard International Equity Select Series) may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Also, small and mid-cap series (including the Phoenix-Alger Small-Cap Growth, Phoenix-Engemann Small-Cap Growth, Phoenix Kayne Small-Cap Quality Value Series, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Sanford Bernstein Small-Cap Value and Phoenix Mid-Cap Growth Series) may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities.

    With respect to the Phoenix-S&P Series, certain of the underlying funds in which they invest, may be more susceptible to market timing because of the nature of their investments, thus exposing a Phoenix-S&P Series that invests in such underlying funds to the effect of market timing. To the extent that the Moderate and Moderate Growth Series invest significantly in certain underlying funds, that in turn invest significantly in high yield bonds, which may be susceptible to market timing as they are often thinly traded so that the current market price may not accurately reflect current market developments, each series may be exposed to the effects of disruptive trading.


    In order to attempt to protect our contract owners from Disruptive Trading, the Funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all contract owners from the potential effects of Disruptive Trading, while also abiding by any rights that contract owners may have to make transfers and provide reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

    Excessive trading activity is measured by the number of roundtrip transactions in a subaccount. A roundtrip transaction is one where a contract owner makes multiple, separate transfers, starting and ending with a given subaccount. Contract owners are limited to one roundtrip transaction within any rolling 30-day period. In considering a client's trading activity, we may consider, among other factors, the client's trading history in all subaccounts for all contracts and policies under common ownership.


    Subaccounts holding shares for at least 30 days following investment will ordinarily be in compliance with the series' policies regarding excessive trading. The series may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the series and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.


    Under our market timing policy, we may modify your transfer privileges for some or all of the subaccounts. Modifications may include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond] limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond] restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone or fax transfer privileges),

[diamond] require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),

[diamond] impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond] impose other limitations or restrictions.


    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual

102  The Phoenix Edge Series Fund
transfer alone or when combined with transfers from other contracts owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.


    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in market timing while others will bear the effects of their market timing.


    Currently we attempt to detect Disruptive Trading by monitoring activity for all contracts. If a contract owner's transfer request exceeds the transfer parameters, we may send the owner a warning letter. Then, if at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the contract owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while also abiding by any rights that owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.


    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. Currently, the Fund is not available through insurance companies other than Phoenix.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our market timing policy.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Within the allowable time period for processing a transfer request, we reserve the right to reject, without prior notice, any transfer request into any subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

INVESTING IN THE FUND
--------------------------------------------------------------------------------


    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Separate Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load. The Fund assesses 12b-1 fees for the distribution of shares of the Phoenix-S&P Series.


SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges, which may be assessed under the contracts or policies, are described in the contract prospectuses, as are other charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days' when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays': New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund and the underlying funds in which the Phoenix-S&P Series invest do not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    Equity securities and EFTs are valued at the official closing price (typically last sale), on the exchange which the securities are principally traded or if no closing price is available, there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost that approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased

                                               The Phoenix Edge Series Fund  103
incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.


    A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

    Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a series' net asset value.


    Liabilities: Accrued liabilities for series specific expenses (if any) and other liabilities are deducted from the assets of each series. Accrued expenses and liabilities that are not series specific are allocated to each series in proportion to each series' net assets except where an alternative allocation can be more appropriately made.

    Net Asset Value: The liabilities are deducted from the assets of the applicable series. The resulting amount for the series is then divided by the number of shares outstanding of that series to produce the net asset value per share.

FAIR VALUATION
    If market quotations are not readily available or where available prices are not reliable, the series determine a "fair value" for an investment according to rules and procedures approved by the Trustees. The types of assets for which such pricing might be required include; (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; and (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the advisor/subadvisor, reflect the security's market value; (vii) foreign securities subject to trading collars for which none or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

    The value of any portfolio security held by a series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the advisor regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events

104  The Phoenix Edge Series Fund
is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    The value of a security, as determined using the series' fair valuation procedures, may not reflect such security's market value.

    A description of the series' policies and procedures with respect to the disclosure of the series' portfolio securities is also available in the Statement of Additional Information.

DISCLAIMERS

    PHOENIX-NORTHERN DOW 30 SERIES
    The Phoenix-Northern Dow 30 Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.


    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGE.

                                               The Phoenix Edge Series Fund  105

THE PHOENIX COMPANY
PO BOX 22012
Albany, NY 12201-2012



Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2006, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171, or you can download copies from The Phoenix Companies, Inc. web site:
PhoenixWealthManagement.com.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580,Washington, D.C. 20549.



Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com
Investment Company Act File No. 811-4642


[PHOENIX LOGO]



G0144PR (C) 2006 The Phoenix Companies, Inc.                                5-06

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2006

    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request by calling 800/541-0171. The contents of this SAI are incorporated by reference in the prospectus in their entirety. The series of the Fund include the following:


>  Phoenix Capital Growth Series (fka, Phoenix-Engemann
   Capital Growth Series)
>  Phoenix Mid-Cap Growth Series (fka, Phoenix-Seneca
   Mid-Cap Growth Series)
>  Phoenix Strategic Theme Series (fka, Phoenix-Seneca
   Strategic Theme Series)
>  Phoenix-Aberdeen International Series
>  Phoenix-AIM Growth Series
>  Phoenix-Alger Small-Cap Growth Series
>  Phoenix-Alliance/Bernstein Enhanced Index Series
>  Phoenix-Duff & Phelps Real Estate Securities Series
>  Phoenix-Engemann Growth and Income Series
>  Phoenix-Engemann Small-Cap Growth Series
>  Phoenix-Engemann Strategic Allocation Series
>  Phoenix-Goodwin Money Market Series
>  Phoenix-Goodwin Multi-Sector Fixed Income Series
>  Phoenix-Goodwin Multi-Sector Short Term Bond Series
>  Phoenix-Kayne Rising Dividends Series
>  Phoenix-Kayne Small-Cap Quality Value Series
>  Phoenix-Lazard International Equity Select Series
>  Phoenix-Northern Dow 30 Series
>  Phoenix-Northern Nasdaq-100 Index(R) Series
> Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth* > Phoenix-S&P Dynamic Asset Allocation Series: Growth*
>  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth*
>  Phoenix-S&P Dynamic Asset Allocation Series: Moderate*
>  Phoenix-Sanford Bernstein Mid-Cap Value Series
>  Phoenix-Sanford Bernstein Small-Cap Value Series
>  Phoenix-Van Kampen Comstock Series (fka,
   Phoenix-Engemann Value Equity Series)


* "S&P," "S&P500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in the SAI collectively as the "Phoenix-S&P Series."

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

The Fund ..................................................................    2
Permitted Investments and Risk Factors ....................................    2
Additional Investment Policies of Certain Series...........................   21
Investment Restrictions....................................................   24
Portfolio Turnover.........................................................   25
Management of the Fund ....................................................   26

The Investment Advisors, Subadvisors and Portfolio Managers................   31
The Distributor............................................................   52
Description of Proxy Voting Policy.........................................   53
Custodian .................................................................   53
Foreign Custodian .........................................................   53
Independent Registered Public Accounting Firm .............................   54
Service Agreements.........................................................   54
Code of Ethics.............................................................   54
Brokerage Allocation ......................................................   54
Disclosure of Fund Holdings................................................   56
Redemption of Shares ......................................................   57
Taxes .....................................................................   58
Disclaimer.................................................................   58
Financial Statements ......................................................   59
Appendix...................................................................   60

THE FUND
--------------------------------------------------------------------------------

    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Northern Dow 30 Series, Phoenix-Northern Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series and the Phoenix-S&P Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

> The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on June 21, 1982;

> The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

> The PHL Variable Accumulation Account, a separate account of PHL Variable Insurance Company ("PHL Variable") established on December 7, 1994;

> The PHL Variable Universal Life Account, a separate account of PHL Variable established on September 10, 1998;

> The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.


    Shares in the Phoenix Capital Growth Series of the Fund are also available to the following insurance company separate accounts:

> The Phoenix Life Separate Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on May 20, 1969;

> The Phoenix Life Separate Account C, a separate account of Phoenix established on February 7, 1972;

> The Phoenix Life Separate Account D, a separate account of Phoenix established on February 7, 1972.


    The executive offices of the separate accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The separate accounts own all of the shares of the Fund.


PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------

    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    The Phoenix-S&P Series invest primarily in other investment companies and cash and cash equivalents. For additional information see the section titled, "Investments in Other Investment Companies." All of the series described in this SAI (except the Phoenix-S&P Series) which invest primarily in other investment companies) may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.

Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor's Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Except for the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest its total net asset value in foreign securities up to the limit stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

-----------------------------------------------------------
SERIES                                          % LIMITS
-----------------------------------------------------------

Phoenix Capital Growth                             25%
----------------------------------------------------------
Phoenix Mid-Cap Growth                             20%
----------------------------------------------------------
Phoenix Strategic Theme                            35%
----------------------------------------------------------
Phoenix-Aberdeen International                    100%
----------------------------------------------------------
Phoenix-AIM Growth                                 20%
----------------------------------------------------------
Phoenix-Alger Small-Cap Growth                     35%
----------------------------------------------------------
Phoenix-Engemann Growth and Income                 20%
----------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                  50%
----------------------------------------------------------
Phoenix-Lazard International Equity Select        100%
----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value            20%
----------------------------------------------------------
Phoenix-Van Kampen Comstock                        30%

----------------------------------------------------------

    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Alliance/Bernstein Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940 ("1940 Act"), a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities or pursuant to an exemptive order granted by the Securities and Exchange Commission.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

PHOENIX-S&P SERIES

    As noted above, generally, the 1940 Act limits a series investment in shares of another investment company, including exchange-traded funds (underlying "ETFs"), unless (i) the underlying ETF or the series has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the series and (ii) the underlying ETF and the series take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to certain underlying ETFs, including the iShares Trust, iShares, Inc. and to SPDR Trust, Series 1, which may permit investment companies, including the Phoenix-S&P Series, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Funds") and SPDR Trust, Series 1, beyond the limitations in the 1940 Act, subject to certain terms and conditions. These terms and conditions include that such investment companies enter into an agreement with the iShares Funds or SPDR Trust, Series 1, before investing in these underlying ETFs in excess of the 1940 Act limitations. Additionally, the Fund has applied for such exemptive relief from the SEC. If the Fund receives such exemptive relief, each series may be permitted to purchase 25% or more of the outstanding voting securities of any additional underlying unaffiliated ETF, not just the iShares Funds and the SPDR Fund, if the Fund and its affiliates vote its shares of the underlying ETF in the same proportion as the vote of all other holders of the ETF shares, subject to the conditions contained in any order granting such relief.


    To the extent the 1940 Act limitations apply to certain underlying ETFs, such limitations may prevent a Phoenix-S&P Series from allocating its investments in the manner that the advisor considers optimal, or cause the advisor to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Phoenix-S&P Series may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar underlying ETFs.

    The Phoenix-S&P Series' investments in Other Investment Companies will be subject to the same limitations described above.

    Each Phoenix S&P Series invests substantially all of its assets in the securities of other investment companies, primarily underlying exchange-traded funds ("ETFs"). The shares of an underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The series may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the advisor believes it is in a series' interest to do so. The series' ability to redeem creation units may be limited by the 1940 Act, which provides that the underlying ETFs will not be obligated to redeem shares held by the series in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

    After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    There is a risk that the underlying ETFs in which a series invests may terminate due to extraordinary events that may cause any of the service providers to the underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the underlying ETF. Also, because the underlying ETFs in which the series intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the underlying ETFs may terminate if such license agreements are terminated. In addition, an underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the series believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate underlying ETF would be available for investment at that time.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

---------------------------------------------------------
SERIES                                       % LIMITS
---------------------------------------------------------

Phoenix Mid-Cap Growth                           5%

---------------------------------------------------------
Phoenix-Aberdeen International                  20%
---------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                5%
---------------------------------------------------------
Phoenix-Engemann Strategic Allocation            5%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income       50%
---------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond    35%
---------------------------------------------------------


    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE

    The Phoenix Mid-Cap Growth, Phoenix Strategic Theme, Phoenix-AIM Growth, Phoenix-Alliance/Bernstein Enhanced Index, Phoenix-Lazard International Equity Select, and Phoenix-Van Kampen Comstock Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Lazard International Equity Select and Phoenix-Van Kampen Comstock Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Lazard International Equity Select Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. The Phoenix-Van Kampen Comstock Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Engemann Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-AIM Growth and Phoenix-Engemann Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; the Phoenix-Engemann Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.


    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and specifically designate in the series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the advisor will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal

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

payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    The series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in the accounting records of the series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the series should the value of the underlying security increase and the option be exercised.

    A written put option contract may be covered with liquid assets on the accounting records of the series. While this may help ensure that the series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the series should the value of the underlying security decrease and the option be exercised.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of the Phoenix-Lazard International Equity Select Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS

    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.


    REITs generally can be classified as follows:

> Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

> Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

> Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the series accounting records the liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
--------------------------------------------------------------------------------
    The following policies are non-fundamental and may be changed without shareholder vote.


PHOENIX CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX STRATEGIC THEME SERIES
    The Phoenix Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-AIM GROWTH SERIES
    The Phoenix-AIM Growth Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 33 1/3% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-Alliance/Bernstein Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 250 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

> Research: The subadvisors of the series follow over 700 predominantly large- and medium-sized U.S. companies. A substantial majority of these companies are issuers of securities that are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

> Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

> Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.


    The series may also invest in trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be in the common stock of large- and medium-sized U.S. companies with market capitalization generally above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are generally included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.


    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.


    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.


PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
    The Phoenix-Engemann Growth and Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
    The Phoenix-Engemann Small-Cap Growth Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix-Engemann Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

> STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

> BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

    o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

    o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

    o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Engemann Strategic Allocation Series' total assets;

    o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

    o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Engemann Strategic Allocation Series' total assets.

> MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

    o  those money market instruments described in this SAI; and

    o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.


    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Engemann Strategic Allocation Series may enter into financial futures and options contracts.


PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
    The Phoenix-Lazard International Equity Select Series may invest up to 20% of its net assets in debt securities and short-term money market instruments. The series may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the series that are sold in units with, or attached to, other securities. Although the series' transactions in financial futures contracts and related options will be primarily for hedging purposes, the series may also enter into such transactions to provide a substitute for purchasing or selling specific securities or to increase potential income gain.

    When the subadvisor determines that adverse market conditions exist, the series may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations.


PHOENIX-VAN KAMPEN COMSTOCK SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    This section does not apply to the Phoenix-S&P Series. The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

1. A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or
    (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.This restriction does not apply to the Phoenix-Northern Dow 30, Phoenix-Northern Nasdaq-100 Index(R), or Phoenix-Duff & Phelps Real Estate Securities Series.

2. A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Northern Dow 30 or Phoenix-Northern Nasdaq-100 Index(R) Series.In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Engemann Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

3. A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4. A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction,
    (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5. A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

6. A series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

7. A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

8. A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series and the Phoenix-S&P Series) are set forth under "Financial Highlights" in the prospectus.

MANAGEMENT OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust as amended. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund. All information is as of April 1,
2006.
-----------------------------------------------------------------------------------------------------------------------------------

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                             POSITION WITH THE    FUND COMPLEX
                             TRUST AND LENGTH      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE         OF TIME SERVED         TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA              Trustee              26         Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

65

-----------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                    Trustee              26         Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

72

-----------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien               Trustee              26         Retired. Director, Webster Bank (2003-present). Director,
c/o The Phoenix Edge         Served since 2000                    USAllianz Variable Insurance Product Trust, 23 funds
Series Fund                                                       (1999-present). Chairman/Trustee, The University of Connecticut
101 Munson Street                                                 (1997-2003).
Greenfield, MA 01301

62

-----------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                  Trustee              22         Attorney. Director, People's Bank (1995-present).
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301

68

-----------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                Trustee              22         Retired; Director, Barnes Group Inc. (1997-present); Managing
c/o The Phoenix Edge         Served since 2000                    Director, Saugatuck Associates, Inc. (1999-2000).
Series Fund
101 Munson Street
Greenfield, MA 01301

68

-----------------------------------------------------------------------------------------------------------------------------------

John R. Mallin                    Trustee              22         Partner/Attorney, McCarter & English, LLP (2003-present);
c/o The Phoenix Edge         Served since 1999                    Principal/Member, Cummings & Lockwood, LLC (1996-2003).
Series Fund
101 Munson Street
Greenfield, MA 01301
55

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                             POSITION WITH THE    FUND COMPLEX
                             TRUST AND LENGTH      OVERSEEN BY            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE         OF TIME SERVED         TRUSTEE                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

Philip R. McLoughlin**       Chairman/ Trustee         79         Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bride Street             Served since 2003                    Trust Fund (1991-present). Director/Trustee, Phoenix Funds
Chatham, MA 20633                                                 Complex (1989-present). Management Consultant (2002-2004),
59                                                                Chairman (1997-2002), Chief Executive Officer (1995-2002) and
                                                                  Director (1995-2002), Phoenix Investment Partners, Ltd.
                                                                  Director and Executive Vice President, The Phoenix Companies,
                                                                  Inc. (2000-2002). Director (1994-2002) and Executive Vice
                                                                  President, Investments (1987-2002), Phoenix Life Insurance
                                                                  Company. Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                  Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                  (2000-2002) and President (1990-2000), Phoenix Equity Planning
                                                                  Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                                  (2001-2002). Director (2001-2002) and President (April
                                                                  2002-September 2002), Phoenix Investment Management Company.
                                                                  Director and Executive Vice President, Phoenix Life and Annuity
                                                                  Company (1996-2002). Director (1995-2000) and Executive Vice
                                                                  President (1994-2002) and Chief Investment Counsel (1994-2002),
                                                                  PHL Variable Insurance Company. Director, Phoenix National
                                                                  Trust Holding Company (2001-2002). Director (1985-2002) and
                                                                  Vice President (1986-2002) and Executive Vice President (April
                                                                  2002-September 2002), PM Holdings, Inc. Director, WS Griffith
                                                                  Associates, Inc. (1995-2002). Director, WS Griffith Securities,
                                                                  Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Phillip K. Polkinghorn*     Trustee/ President         22         Executive Vice President, The Phoenix Companies, Inc.
One American Row             Served since 2004                    (2004-present). Vice President, Sun Life Financial Company
Hartford, CT 06102                                                (2001-2004). Director and President, Keyport Life Insurance
48                                                                Company (1999-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                Vice President and         N/A        Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue             Chief Compliance                     (1989-present); Vice President and Compliance Officer, certain
New York, NY 10022                Officer                         of the Funds in the Phoenix Fund Family; Vice President, The
60                           Served since July                    Zweig Total Return Fund, Inc. (2004-present); Vice President,
                                   2005                           The Zweig Fund, Inc., (2004-present); President and Director of
                                                                  Watermark Securities, Inc. (1991-present); Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                                  Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid
                                                                  Market Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss              Vice President,          N/A        Vice President, Fund Accounting (1994-2000),Treasurer
56 Prospect Street             Treasurer and                      (1996-2000), Assistant Treasurer (2001-2003) Vice President,
Hartford, CT 06115               Principal                        Operations (2003-present), Phoenix Equity Planning Corporation.
53                          Accounting Officer                    Chief Financial Officer and Treasurer, certain funds within the
                             Served since 1994                    Phoenix Funds Complex (1994-present).
-----------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell               Senior Vice            N/A        Senior Vice President, Life and Annuity Manufacturing
One American Row                 President                        (2003-present), The Phoenix Companies, Inc. Senior Vice
Hartford, CT 06102           Served since 2004                    President, Life and Annuity Operations (2002-2003),Vice
43                                                                President, various marketing and product development
                                                                  departments (1998-2002), Phoenix Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah             Vice President,          N/A        Vice President, Life and Annuity Counsel, Phoenix Life
One American Row                Chief Legal                       Insurance Company (October 2005-present). Chief Legal Officer
Hartford, CT 06102              Officer and                       and Secretary of five mutual funds and six variable annuity
55                               Secretary                        separate accounts within the Travelers Life & Annuity complex
                               Served since                       (2004-2005), Assistant Secretary (1995-2004) of five mutual
                               November 2005                      funds and six variable annuity separate accounts within the
                                                                  Travelers Life & Annuity complex. Deputy General Counsel
                                                                  (1999-2005), The Travelers Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Polkinghorn is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his position as Executive Vice President, Life and Annuity of The Phoenix Companies, Inc., and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2006, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times and had one telephonic meeting in 2005.

    NOMINATING COMMITTEE. The Board has a Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as Independent Trustees; all independent Trustees are members of the Nominating Committee. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger A. Gelfenbien and John R. Mallin comprise the Nominating Committee. The Nominating Committee met four times in 2005.

    EXECUTIVE COMMITTEE. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. John A. Fabian, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2005.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended and $1,000 per telephonic meeting. The Chairperson of the Committee receives an additional $5,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2005:

---------------------------------------------------------------
                                   AGGREGATE COMPENSATION
NAME                                      FROM FUND
---------------------------------------------------------------
Frank M. Ellmer                            $50,000
---------------------------------------------------------------
John A. Fabian                             $42,500
---------------------------------------------------------------
Roger A. Gelfenbien                        $45,000
---------------------------------------------------------------
Eunice S. Groark                           $45,000
---------------------------------------------------------------
Frank E. Grzelecki                         $42,000
---------------------------------------------------------------
John R. Mallin                             $44,000
---------------------------------------------------------------
Philip R. McLoughlin                       $50,000
---------------------------------------------------------------
Philip K. Polkinghorn                        None
---------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities held by each Trustee as of December 31, 2005.

------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE
                         DOLLAR RANGE OF        OF TRUSTEE
                              EQUITY      OWNERSHIP IN ALL SERIES
                         SECURITIES IN A  OVERSEEN BY TRUSTEE IN
                              SERIES       FAMILY OF INVESTMENT
NAME OF TRUSTEE            OF THE FUND         COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                None
------------------------------------------------------------------
John A. Fabian                None                None
------------------------------------------------------------------
Roger A. Gelfenbien           None                None
------------------------------------------------------------------
Eunice S. Groark              None                None
------------------------------------------------------------------
Frank E. Grzelecki            None                None
------------------------------------------------------------------
John R. Mallin                None                None
------------------------------------------------------------------
Philip R. McLoughlin          None                None
------------------------------------------------------------------
Philip K. Polkinghorn         None                None
------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under The Phoenix Companies, Inc. Employee

Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a contract partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $419,263. PXP is the direct or indirect parent of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship.

    Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitled the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner.

    Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing retired member. As of August 1, 2000, he served as a consultant to Saugatuck Associates IV Inc. for a nominal annual fee, in which capacity he evaluated potential investments for Saugatuck Capital and was a director of one of their portfolio companies. He resigned from that board effective January 9, 2002 and as a result resigned as a consultant to Saugatuck Associates IV Inc. effective March 1, 2002.


    As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution. Following his resignation as a managing director of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul Chute (who replaced Mr. Fiondella as a Board member on February 14, 2002) served as members of Saugatuck Capital's Advisory Board, a non-governing body of approximately 12 members. Board members except Mr. Chute receive $3,000 for each of the four meetings held annually. Mr. Grzelecki's attendance fee had been covered under his consulting agreement with Saugatuck LLC. As of March 1, 2002, he receives the standard fee for meetings attended until he resigned as a member of the Board of Advisors effective December 19, 2004.


    The value of Mr. Grzelecki's interest in Saugatuck Capital as a non-managing member of Saugatuck Management IV, LLC cannot be quantified with certainty, since its is dependent on future performance of the partnership; however, Mr. Grzelecki estimates that at the end of the approximately 10 year period, Saugatuck Capital will be worth less than $500,000. In addition, Mr. Grzelecki has the potential value of a limited partnership interest.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

    A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Fund's annual report covering the period January 1, 2005 through December 31, 2005.


DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. For each Series, the Fund currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Fund. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.


    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.


CONTROL PERSONS

    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares. The following table shows the percentage ownership of record of each series held by each separate account as of March 31, 2006.


====================================================================================================================================
                                                                                                Phoenix
                                                                Phoenix                          Life &
                                                      Phoenix    Life                   PHL     Annuity   Phoenix   Phoenix  Phoenix
                                                       Life     Variable      PHL     Variable  Variable    Life      Life     Life
                                                      Variable  Universal   Variable  Universal Universal Separate Separate Separate
                                                   Accumulation   Life    Accumulation  Life      Life     Account  Account  Account
                        Series                        Account    Account    Account    Account   Account      B        C        D
====================================================================================================================================
Phoenix Capital Growth Series                          39.47%    41.44%      18.35%     0.12%      0.00%      0.24%   0.27%    0.11%
====================================================================================================================================
Phoenix Mid-Cap Growth Series                          15.71%    41.12%      42.56%     0.36%      0.25%
====================================================================================================================================
Phoenix Strategic Theme Series                         22.99%    39.20%      37.69%     0.09%      0.03%
====================================================================================================================================
Phoenix-Aberdeen International Series                  26.47%    39.10%      33.96%     0.41%      0.06%
====================================================================================================================================
Phoenix-Alger Small-Cap Growth Series                  18.51%    14.92%      64.62%     1.74%      0.21%
====================================================================================================================================
Phoenix-Alliance/Bernstein Enhanced Index Series       15.27%    38.10%      46.43%     0.19%      0.01%
====================================================================================================================================
Phoenix-AIM Growth Series                              10.64%    32.61%      55.98%     0.56%      0.21%
====================================================================================================================================
Phoenix-Duff & Phelps Real Estate Securities Series    16.41%    25.79%      56.48%     1.19%      0.13%
====================================================================================================================================
Phoenix-Engemann Small-Cap Growth Series               15.62%    32.37%      49.35%     1.69%      0.97%
====================================================================================================================================
Phoenix-Engemann Growth and Income Series              11.40%    23.22%      64.00%     1.12%      0.26%
====================================================================================================================================
Phoenix-Engemann Strategic Allocation Series           52.65%    22.28%      24.89%     0.14%      0.04%
====================================================================================================================================
Phoenix-Goodwin Money Market Series                    20.73%    39.93%      37.00%     1.32%      1.02%
====================================================================================================================================
Phoenix-Goodwin Multi-Sector Fixed Income Series       18.06%    36.83%      44.51%     0.36%      0.24%
====================================================================================================================================
Phoenix-Goodwin Multi-Sector Short Term Bond Series     7.54%    20.82%      71.20%     0.38%      0.06%
====================================================================================================================================
Phoenix-Kayne Rising Dividends Series                  15.77%    18.63%      64.72%     0.88%      0.00%
====================================================================================================================================

====================================================================================================================================
                                                                                                Phoenix
                                                                Phoenix                          Life &
                                                      Phoenix    Life                   PHL     Annuity   Phoenix   Phoenix  Phoenix
                                                       Life     Variable      PHL     Variable  Variable    Life      Life     Life
                                                      Variable  Universal   Variable  Universal Universal Separate Separate Separate
                                                   Accumulation   Life    Accumulation  Life      Life     Account  Account  Account
                        Series                        Account    Account    Account    Account   Account      B        C        D
====================================================================================================================================
Phoenix-Kayne Small-Cap Quality Value Series           15.93%    22.32%      61.08%     0.67%      0.00%
====================================================================================================================================
Phoenix-Lazard International Equity Select Series       6.11%     9.46%      82.80%     01.44%     0.18%
====================================================================================================================================
Phoenix-Northern Dow 30 Series                         15.94%    34.85%      47.87%     0.87%      0.47%
====================================================================================================================================
Phoenix-Northern Nasdaq-100 Index(R) Series            14.70%    31.84%      51.18%     1.67%      0.61%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series: Moderate   0.00%     4.56%      95.44%     0.00%      0.00%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series:            0.00%    11.46%      87.08%     1.46%      0.00%
Moderate Growth
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series: Growth    12.84%    17.02%      66.52%     3.62%      0.00%
====================================================================================================================================
Phoenix-S&P Dynamic Asset Allocation Series:            0.00%    11.80%      87.02%     1.18%      0.00%
Aggressive Growth
====================================================================================================================================
Phoenix-Sanford Bernstein Mid-Cap Value Series         16.24%    29.14%      53.86%     0.46%      0.30%
====================================================================================================================================
Phoenix-Sanford Bernstein Small-Cap Value Equity       15.81%    30.06%      52.78%     0.58%      0.77%
Series
====================================================================================================================================
Phoenix-Van Kampen Comstock Series                     13.41%    36.44%      49.35%     0.38%      0.42%
====================================================================================================================================

    Phoenix Life Insurance Company (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (a Delaware company). PHL Variable Insurance Company (a Connecticut insurance company) and Phoenix Life and Annuity Company (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix Life Insurance Company. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Fund. A Shareholder owning of record or beneficially more than 25% of a series' outstanding shares may be considered a controlling person. That Shareholder's vote could have a more significant effect on matters presented at a Shareholders' meeting than votes of other Shareholders.

THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Engemann Asset Management and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements also provide that the adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees. Generally, the Agreements provide that the advisor shall supply, at its own expense, certain items, such as office facilities, as well as personnel necessary to perform the functions required to manage the investment of each series' assets, and personnel to serve, without salary from the Fund, as officers of the Fund.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

>   Phoenix Capital Growth Series

>   Phoenix-Aberdeen International Series
>   Phoenix-Engemann Small-Cap Growth Series
>   Phoenix-Engemann Strategic Allocation Series
>   Phoenix-Goodwin Money Market Series
>   Phoenix-Goodwin Multi-Sector Fixed Income Series
>   Phoenix-Goodwin Multi-Sector Short Term Bond Series
>   Phoenix-Kayne Rising Dividends Series
>   Phoenix-Kayne Small-Cap Quality Value Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
                       RATE FOR      RATE FOR       RATE FOR
                         FIRST         NEXT       EXCESS OVER
SERIES                $250,000,000  $250,000,000  $500,000,000
---------------------------------------------------------------
Phoenix Capital Growth   .70%         .65%          .60%
---------------------------------------------------------------
Phoenix-Aberdeen
International            .75%         .70%          .65%
---------------------------------------------------------------
Phoenix-Goodwin Money
Market                   .40%         .35%          .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed       .50%         .45%          .40%
Income
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Short       .50%         .45%          .40%
Term Bond
---------------------------------------------------------------
Phoenix-Engemann
Strategic Allocation     .60%         .55%          .50%
---------------------------------------------------------------

---------------------------------------------------------------
SERIES                                               RATE
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   .90%
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                      .70%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value               .90%
---------------------------------------------------------------

    PIC has been an investment advisor for over seventy years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:


>   Phoenix Mid-Cap Growth Series

>   Phoenix Strategic Theme Series
>   Phoenix-AIM Growth Series
>   Phoenix-Alger Small-Cap Growth Series
>   Phoenix-Alliance/Bernstein Enhanced Index Series
>   Phoenix-Lazard International Equity Select Series
>   Phoenix-Northern Dow 30 Series
>   Phoenix-Northern NASDAQ-100 Index(R) Series
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
>   Phoenix-Sanford Bernstein Mid-Cap Value Series
>   Phoenix-Sanford Bernstein Small-Cap Value Series
>   Phoenix-Van Kampen Comstock Series

     The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
                       RATE FOR      RATE FOR      RATE FOR
                         FIRST         NEXT      EXCESS OVER
SERIES                $250,000,000 $250,000,000  $500,000,000
---------------------------------------------------------------
Phoenix Strategic
Theme                    .75%         .70%          .65%
---------------------------------------------------------------

Phoenix-Van Kampen
Comstock                 .70%         .65%          .60%

---------------------------------------------------------------

--------------------------------------------------------------
SERIES                                              RATE
--------------------------------------------------------------
Phoenix Mid-Cap Growth                              .80%
--------------------------------------------------------------
Phoenix-AIM Growth                                  .75%
--------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      .85%
--------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .45%
--------------------------------------------------------------
Phoenix-Lazard International Equity Select          .90%
--------------------------------------------------------------
Phoenix-Northern Dow 30                             .35%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                .35%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate      .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate
Growth                                              .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth        .40%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive
Growth                                              .40%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value            1.05%
--------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value          1.05%
--------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. PVA was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. This remains PVA's sole business activity. As of December 31, 2005, PVA has approximately $673 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the following series of the Fund:


>   Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

-----------------------------------------------------------------
                       RATE FOR        RATE FOR        RATE FOR
                         FIRST           NEXT        EXCESS OVER
SERIES              $1,000,000,000  $1,000,000,000  2,000,000,000
-----------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate      .75%            .70%            .65%
Securities
-----------------------------------------------------------------

    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2005, DPIM had approximately $6 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

ENGEMANN ASSET MANAGEMENT

     Engemann Asset Management ("Engemann") is the investment advisor to the following series of the Fund:


>   Phoenix-Engemann Growth and Income Series

     The Fund pays Engemann, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

----------------------------------------------------------------
                        RATE FOR      RATE FOR        RATE FOR
                          FIRST         NEXT        EXCESS OVER
SERIES                $250,000,000  $250,000,000   $500,000,000
----------------------------------------------------------------
Phoenix-Engemann         .70%          .65%            .60%
Growth and Income
----------------------------------------------------------------


     As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101. Engemann has been an investment advisor since 1969. Engemann is an indirect subsidiary of PXP and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISORS
PHOENIX INVESTMENT COUNSEL, INC., PHOENIX VARIABLE ADVISORS, INC. AND ENGEMANN ASSET MANAGEMENT
    Overall, the compensation program for Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc. and Engemann Asset Management, (collectively, the "advisors") is adequate and competitive to attract and retain high-caliber investment professionals. The advisors' investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.


    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.

2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
                       PHOENIX-S&P SERIES
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                  UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Christopher M.         7; $196.9                     6; $16.4
Wilkos                  million         0            billion
-----------------------------------------------------------------


-----------------------------------------------------------------
           PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                  UNDER MANAGEMENT
                    ---------------------------------------------
                     REGISTERED    OTHER POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
------------------- -------------- ------------- ----------------
                       5; $1.2
Steve Colton           billion          0         4; $188 million
-----------------------------------------------------------------


-----------------------------------------------------------------
           PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME
          PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND
             PHOENIX-ENGEMANN STRATEGIC ALLOCATION
-----------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
                       9; $2.6
David L. Albrycht      billion          0              0
-----------------------------------------------------------------

Note: Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

    As compensation for his responsibilities with respect to the Other Accounts, Mr. Wilkos received a fixed salary and bonus for the year ended December 31, 2005.

    For 2005, Mr. Albrycht received a base salary, cash bonus, restricted stock and deferred cash compensation.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.


    Incentive Bonus. Incentive bonus compensation of the Fund's portfolio managers is currently comprised of two components: 50% of the incentive bonus is based on the pretax performance of the Advisor's largest closed end fund, as measured by earnings per share and total return over a one-year period, 25% of the incentive bonus is based in the DPIM REIT performance versus the NAREIT Equity Total Return Index on one-year, three-year and five-year periods, and 25% of the incentive bonus is based in the overall pretax profitability and investment return of PNX, the advisor's parent company, over a one-year period. For the years 2004 and 2005, the Fund's portfolio managers have been guaranteed that they will receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.


    As compensation for their responsibilities, Mr. Schatt and Mr. Dybas both received a fixed base salary and fixed bonus for the year ended December 31, 2005.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
          PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
-----------------------------------------------------------------
                        NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                     --------------------------------------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES      OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Geoffrey Dybas, CFA    3; $3.7       1; $24.6        12; $235
                       billion        million        million
-------------------- ------------- -------------- ---------------
Michael Schatt         3; $3.7       1; $24.6        12; $235
                       billion        million        million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. For the REIT series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
    The members of the portfolio management teams of The Phoenix Edge Series Fund do not beneficially own any shares in the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2005, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time. Expenses followed by an "*" have been contractually agreed upon by the advisor to reimburse the Fund for certain operating expenses until April 30, 2007.

---------------------------------------------------------------
                                              MAXIMUM OPERATING
SERIES                                             EXPENSE
---------------------------------------------------------------

Phoenix Capital Growth                              .25%

---------------------------------------------------------------
Phoenix Mid-Cap Growth                              .35%
---------------------------------------------------------------
Phoenix Strategic Theme                             .35%
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------
Phoenix-AIM Growth                                  .25%
---------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                      .15%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Enhanced Index           .20%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities

---------------------------------------------------------------
Phoenix-Engemann Growth and Income                  .25%
---------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                   .35%
---------------------------------------------------------------
Phoenix-Engemann Strategic Allocation               .25%
---------------------------------------------------------------

Phoenix-Goodwin Money Market                        .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .25%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term             .20%
Bond
---------------------------------------------------------------
Phoenix-Kayne Rising Dividends                      .15%
---------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality Value               .15%
---------------------------------------------------------------
Phoenix-Lazard International Equity Select          .15%
---------------------------------------------------------------
Phoenix-Northern Dow 30                             .25%
---------------------------------------------------------------
Phoenix-Northern Nasdaq-100(R) Index                .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Moderate                                            .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Moderate Growth                                     .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Growth                                              .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Aggressive Growth                                   .05%*
---------------------------------------------------------------

Phoenix-Van Kampen Comstock                         .25%

---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:
---------------------------------------------------------------
         DUFF & PHELPS INVESTMENT MANAGEMENT COMPANY
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------
  Phoenix-Duff & Phelps
  Real Estate Securities   $  940,602  $  743,353  $  542,642
  Series
---------------------------------------------------------------

---------------------------------------------------------------
                  ENGEMANN ASSET MANAGEMENT
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix-Engemann Growth
  and Income Series        $1,018,288  $        0  $        0
---------------------------------------------------------------
  Phoenix-Van Kampen
  Comstock Series*         $  835,776  $  716,027  $  539,766
---------------------------------------------------------------

* For the year 2005, this series was managed by Engemann Asset Management. For the years 2004 and 2003, this series was managed by Phoenix Investment Counsel, Inc. This series is now managed by Morgan Stanley Investment Management Inc.


---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix Capital Growth
  Series                   $3,332,368  $3,912,518  $3,919,356
---------------------------------------------------------------
  Phoenix Mid-Cap Growth
  Series                   $  416,382  $  470,216  $  435,081
---------------------------------------------------------------
  Phoenix Strategic Theme
  Series                   $  476,131  $  594,791  $  588,818

---------------------------------------------------------------
  Phoenix-Aberdeen
  International Series     $1,348,255  $1,140,444  $  944,142
---------------------------------------------------------------

  Phoenix-Engemann
  Small-Cap Growth Series  $  190,402  $  206,289  $  142,434
---------------------------------------------------------------
  Phoenix-Engemann
  Strategic Allocation     $2,244,193  $2,560,670  $2,563,135
  Series
---------------------------------------------------------------
  Phoenix-Goodwin Money
  Market Series            $  607,311  $  731,269  $  905,657
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Fixed
  Income Series            $1,209,110  $1,174,804  $  953,288
---------------------------------------------------------------
  Phoenix-Goodwin
  Multi-Sector Short Term  $  219,754  $  151,406  $   43,925
  Bond Series
---------------------------------------------------------------
  Phoenix-Kayne Rising
  Dividends Series         $  119,411  $  123,535  $   50,250
---------------------------------------------------------------
  Phoenix-Kayne Small-Cap
  Quality Value Series     $  110,354  $   56,330  $   21,196
---------------------------------------------------------------


---------------------------------------------------------------
              PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                   DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix-AIM Growth
  Series                   $  568,060  $  609,867  $  511,388
---------------------------------------------------------------
  Phoenix-Alger Small-Cap
  Growth Series            $  177,424  $  147,539  $   58,790
---------------------------------------------------------------
  Phoenix-Alliance/Bernstein
  Enhanced Index Series    $  501,703  $  516,365  $  412,644
---------------------------------------------------------------
  Phoenix-Lazard
  International Equity     $  826,883  $  430,660  $  114,060
  Select Series
---------------------------------------------------------------
  Phoenix-Northern Dow 30
  Series                   $   95,199  $  108,256  $   82,708
---------------------------------------------------------------
  Phoenix-Northern
  Nasdaq-100 Index(R)      $   82,673  $   87,218  $   50,329
  Series
---------------------------------------------------------------
  Phoenix-Sanford
  Bernstein Mid-Cap Value  $1,214,233  $1,030,879  $  707,812
  Series
---------------------------------------------------------------
  Phoenix-Sanford
  Bernstein Small-Cap
  Value Series             $  716,035  $  593,839  $  384,334
---------------------------------------------------------------


THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

>   ABERDEEN ASSET MANAGEMENT INC.
    PIC has engaged Aberdeen Asset Management Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------------------------------------
SERIES                          RATE      BREAKPOINT ASSETS
---------------------------------------------------------------
                               .375%      On first $250 million
Phoenix-Aberdeen            -----------------------------------
International Series           .350%      On next $250 million
                            -----------------------------------
                               .325%      On excess
---------------------------------------------------------------
    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.


    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2005, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $123 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    Like its competitors in the investment management industry, Aberdeen Asset Management PLC ("Aberdeen PLC") recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

    Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

    As a UK listed PLC, Aberdeen Asset Management has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, the Subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients' risk and return objectives. When determining total compensation, the Subadvisor considers a number of quantitative and qualitative factors such as:

    Investment performance over various periods i.e.1, 3 and 5 years versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

    Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior of the Subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

    In addition, the Subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.


----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                    --------------------------------------------
                                      OTHER
                     REGISTERED      POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Beverley Hendry        7; $3.7          0              0
                       billion
------------------- -------------- ------------- ---------------
Stephen Docherty       1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Bruce Stout            1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew McMenigall      1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew Preston         1; $191        18; $3     19; $1 billion
                       million       billion
----------------------------------------------------------------


    The following table provides information as of December 31, 2005 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.
----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
----------------------------------------------------------------
                            NUMBER OF OTHER ACCOUNTS MANAGED;
                                 PERFORMANCE BASED
                    -------------- ------------- ---------------
                                      OTHER
                     REGISTERED      POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER    COMPANIES       VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Stephen Docherty          0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Bruce Stout               0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew McMenigall         0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew Preston            0           1; $1            0
                                     billion

----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   A I M CAPITAL MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Growth Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .40%    On first $500 million
                                   ------------------------------
                                   .375%    On next $400 million
Phoenix-AIM Growth                 ------------------------------
                                   .350%    On next $600  million
                                   ------------------------------
                                   .250%    On excess
-----------------------------------------------------------------

    AIM is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts which total approximately $128 billion in assets as of December 31, 2005. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

BASE SALARY
    Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

ANNUAL BONUS
    Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a predetermined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

    High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

EQUITY-BASED COMPENSATION
    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

PARTICIPATION IN GROUP INSURANCE PROGRAMS
    Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN
    Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

    Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

----------------------------------------------------------------
                   PHOENIX-AIM GROWTH SERIES
----------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
                  ----------------------------------------------
                                     OTHER
                    REGISTERED      POOLED
                    INVESTMENT     INVESTMENT       OTHER
PORTFOLIO MANAGER    COMPANIES      VEHICLES       ACCOUNTS*
----------------------------------------------------------------
Kirk L. Anderson     13; $11.6      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------
James G. Birdsall    13; $12.8      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------
Robert J. Lloyd      7; $9.7        1; $68        212; $30.6
                     million        million        million
----------------------------------------------------------------
Lanny Sachnowitz     14; $18.6      1; $68        212; $30.6
                     billion        million        million
----------------------------------------------------------------


* These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.


DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.


    AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   ALLIANCEBERNSTEIN L.P.
    Pursuant to a subadvisory agreement between PVA and AllianceBernstein L.P. ("AllianceBernstein"), AllianceBernstein is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Enhanced Index Series. AllianceBernstein will manage the portion of the series' assets invested in value stocks through its Bernstein Value Unit ("Bernstein"). PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .225%    On first $50 million
Phoenix-Alliance/Bernstein         -----------------------------
Enhanced Index                      .180%    On next $150 million
                                   ------------------------------
                                    .135%    On excess
-----------------------------------------------------------------

    Pursuant to subadvisory agreements between PVA and AllianceBernstein, AllianceBernstein, through Bernstein, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Sanford Bernstein          .80%      On first $25 million
Mid-Cap Value(1)                   ------------------------------
                                   .60%      On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS
-----------------------------------------------------------------
                                   .9000%    On first $10 million
Phoenix-Sanford Bernstein          ------------------------------
Small-Cap Value(1)                 .7875%    On next $10 million
                                   ------------------------------
                                   .6750%    On excess
-----------------------------------------------------------------


(1) These series subadvised by the Bernstein Equities Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    AllianceBernstein is a leading international investment advisor supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000 that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:
      AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
      AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(1)

    Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the


---------------------------
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

account are responsible for managing any accounts with performance based fees at this time.


----------------------------------------------------------------
       PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   ---------------------------------------------
                    REGISTERED   OTHER POOLED
                    INVESTMENT    INVESTMENT
PORTFOLIO MANAGER    COMPANIES     VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------
Drew Demakis          1; $105          0        2; $67 million
                      million
----------------------------------------------------------------

----------------------------------------------------------------
        PHOENIX-SANFORD/BERNSTEIN MID-CAP VALUE SERIES PHOENIX-SANFORD/BERNSTEIN SMALL-CAP VALUE SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   ---------------------------------------------
                    REGISTERED   OTHER POOLED
                    INVESTMENT    INVESTMENT
PORTFOLIO MANAGER    COMPANIES     VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------
James MacGregor          0             0              0
----------------------------------------------------------------
Joseph Paul          11; $1.8      35; $304     58; $1.5 billion
                      billion       million
----------------------------------------------------------------
Andrew Weiner            0             0              0
----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

    Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

    Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

    Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when

AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   BENNETT LAWRENCE MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PVA and Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth and Phoenix Strategic Theme Series. For the services provided, PVA pays a monthly fee to BLM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix Mid-Cap Growth                                 .40%
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
                                    .375%   On first $250 million
                                  ------------------------------
Phoenix Strategic Theme             .350%   On next $250 million
                                  -------------------------------
                                    .325%   On excess
-----------------------------------------------------------------

    BLM's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017. As of December 31, 2005, BLM had approximately $2 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Bennett Lawrence recognizes the importance of motivating and retaining key employees. Being a part of a small and growing investment management firm, and having the potential to become an owner of the organization, have proven to be strong incentives for the employees of Bennett Lawrence. This ownership and compensation structure has also been an effective way to attract and recruit new employees.

    Van Schreiber and Alex Ely, the co-portfolio managers of both series, are members (owners) of the Limited Liability Company; as such the majority of their compensation is based upon firm profitability. However, there is a performance bonus that is awarded annually based upon the effectiveness of their individual stock picks and the performance results of our client portfolios relative to specific benchmarks and peer comparisons.


    Overall compensation packages for the rest of the investment team are competitive relative to investment management industry standards and comprise two main elements: base salary and bonuses.


    Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Bennett Lawrence analyzes industry compensation packages as a tool in determining each portfolio manager's and analyst's base salary.


    Bonuses. The aggregate incentive compensation pool is determined by the Compensation Committee of Bennett Lawrence. The size of the pool is determined by the profitability of the firm.

    In the calculation of an investment professional's bonus, Bennett Lawrence takes into consideration investment matters, which include the performance of the individual's recommendations on both an absolute basis as well as relative to a pre-agreed upon benchmark. The investment professionals are then ranked based upon how well they score on both of these measures. Bonuses are then paid with the larger portion of the bonus pool going to the largest contributor and then down through the ranks.

    The compensation program at Bennett Lawrence has proven to be an effective means to retain high caliber investment professionals while providing the proper incentive to work together toward the goal of producing strong investment results without taking excessive risk.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
                 PHOENIX MID-CAP GROWTH SERIES
                 PHOENIX STRATEGIC THEME SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Van Schreiber       4; $129.2      8; $421.7     290: $1,455.7
                     million        million         million
-----------------------------------------------------------------
Alex Ely            4; $129.2      8; $421.7     290: $1,455.7
                     million        million         million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadvisor may have in place that could benefit the funds and/or such other accounts.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   ENGEMANN ASSET MANAGEMENT

    Pursuant to subadvisory agreements between PIC and Engemann Asset Management ("Engemann") with respect to the Phoenix Capital Growth and Phoenix-Engemann Small-Cap Growth and the equity portion of the Phoenix-Engemann Strategic Allocation Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:


-----------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------

Phoenix Capital Growth                .10%   On first $3 billion

-----------------------------------------------------------------
                                      .30%   On excess
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                 RATE
-----------------------------------------------------------------
Phoenix-Engemann Small-Cap Growth                      .45%
-----------------------------------------------------------------
Phoenix-Engemann Strategic Allocation                  .20%
-----------------------------------------------------------------


    Engemann is a wholly owned subsidiary of Pasadena Capital Corporation, which is a wholly owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment-counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of December 31, 2005, Engemann had approximately $4.3 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Overall, the compensation program for Engemann is adequate and competitive to attract and retain high-caliber investment professionals. The advisor's investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.
2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------

                 PHOENIX CAPITAL GROWTH SERIES

-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
David Garza          2; $662          0          3,610; $684
                     million                       million
----------------- -------------- ------------- ------------------
Mike Manns           2; $662          0          3,610; $684
                     million                       million
----------------- -------------- ------------- ------------------
Scott Swanson        3; $819          0          3,610; $684
                     million                       million
-----------------------------------------------------------------

-----------------------------------------------------------------

          PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Steve Colton         5; $1.2          0          4; $188 million
                     billion
-----------------------------------------------------------------

-----------------------------------------------------------------
            PHOENIX-ENGEMANN SMALL CAP GROWTH SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES     VEHICLES       OTHER ACCOUNTS
-----------------------------------------------------------------
Lou Holtz              3; $554          0           589; $113
                       million                       million
------------------- -------------- ------------- ----------------
Yossi Lipsker          2; $397          0           383; $52
                       million                       million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   FRED ALGER MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Fred Alger Management, Inc. ("Alger"), Alger is the subadvisor and furnishes portfolio management services to the Phoenix-Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                          RATE
-------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                  .45%
-------------------------------------------------------------

    Alger advises over 130 mutual funds and other accounts with a total of approximately $9.23 billion in assets as of December 31, 2005. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Recognizing the importance of retaining high quality professionals, we have invested substantial resources in our investment staff over the years. We believe that our overall compensation structure is competitive with industry standards and that the members of our investment staff are provided with the opportunity to enhance their career and develop professionally with Fred Alger Management, Inc.


    The firm's professionals are compensated by salary and incentive bonuses that are at the top of industry norm. The total compensation package is based on individual effort and achievement as well as firm profitability. Our analysts and portfolio managers are eligible for annual incentive bonuses that are based on individual productivity, overall contribution to our research efforts and the performance of our investment products. In addition, to encourage individual achievement, semiannually, the two analysts who have contributed the most successful investment recommendations may receive a sizeable bonus. The success of the recommendations is measured relative to the individual analyst's sectors, the total market, and the success of getting purchases into portfolios as well as the avoidance of underperforming stocks or sectors.


    Through the above financial and career incentives, we have been highly successful in attracting, motivating and retaining our key investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
            PHOENIX-ALGER SMALL-CAP GROWTH SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER  COMPANIES*    VEHICLES**     OTHER ACCOUNTS***
-----------------------------------------------------------------

Jill Greenwald,     5; $838           0            7; $21
CFA                 million                        million

-----------------------------------------------------------------

*    Includes proprietary mutual funds
** Includes subadvisory relationships for which Fred Alger Management, Inc. serves as the investment manager
***  Includes wrap programs

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds subadvised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible, that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimus positions, and to accounts with specialized investment policies and objectives.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between PIC and Kayne Anderson Rudnick Investment Management, LLC ("Kayne"), Kayne is the subadvisor and furnishes portfolio management services to the Phoenix-Kayne Rising Dividends and Phoenix-Kayne Small-Cap Quality Value Series. For the services provided, PIC pays a monthly fee to Kayne based on an annual percentage of the combined average daily net assets of both of the series as follows:

-------------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-------------------------------------------------------------------
                                      .30%    On first $800 million
Phoenix-Kayne Rising Dividends       ------------------------------
                                      .25%    On excess
-------------------------------------------------------------------
Phoenix-Kayne Small-Cap Quality       .50%    On first $200 million
Value                                ------------------------------
                                      .45%    On excess
-------------------------------------------------------------------

    Kayne is a majority owned subsidiary of Phoenix Investment Partners ("PXP"). Kayne has been engaged in the investment management business since 1984 and provides investment services to retirement plans, corporations, foundations, endowments, insurance companies, and the accounts of other institutional and private investors. As of December 31, 2005, Kayne had approximately $8.6 billion in assets under management. Kayne's principal place of business is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Phoenix Investment Partners, Ltd. and its affiliated investment management firms, including the subadvisor (collectively, "PXP"), believe that the compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

    The bonus amount for a portfolio manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to these series and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Following is a more detailed description of the compensation structure of the series' portfolio managers identified in the series' prospectus.

    Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP has several components:

    1. Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three, and five-year periods against specified benchmarks for each fund managed. Generally, individual manager's participation is based on the performance of each fund or separately managed account overseen is weighted roughly by total assets in each of those funds or separately managed accounts.

    2. Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

    3. Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

    The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.


    Long-Term Incentive Bonus. KAR investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Phoenix Restricted Stock Units with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative portfolio performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.


    Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

    For the year ended 2005, each of the portfolio managers listed in the tables below received a fixed base salary and discretionary bonus.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
              PHOENIX-KAYNE RISING DIVIDENDS SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                       REGISTERED  OTHER POOLED
                       INVESTMENT   INVESTMENT
PORTFOLIO MANAGER       COMPANIES    VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Allan Rudnick            5; $301         0         3,501; $1.3
                         million                     billion
--------------------- ------------- ------------ ----------------
Paul Wayne               5; $301         0         3,501; $1.3
                         million                     billion

-----------------------------------------------------------------

-----------------------------------------------------------------
          PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                       REGISTERED  OTHER POOLED
                       INVESTMENT   INVESTMENT
PORTFOLIO MANAGER       COMPANIES    VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Sandi Gleason            3; $152         0         22,328; $5.6
                         million                     billion
--------------------- ------------- ------------ ----------------
Robert Schwarzkopf       3; $152         0         22,328; $5.6
                         million                     billion

-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   LAZARD ASSET MANAGEMENT LLC
    Pursuant to a subadvisory agreement between PVA and Lazard Asset Management LLC ("Lazard"), Lazard is the subadvisor and furnishes portfolio management services to the Phoenix-Lazard International Equity Select Series. For the services provided, PVA pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of each of the series as follows:

-----------------------------------------------------------------
SERIES                                RATE   BREAKPOINT ASSETS
-----------------------------------------------------------------
Phoenix-Lazard International        .45%    On first $500 million
Equity Select                      ------------------------------
                                    .40%    On excess
-----------------------------------------------------------------


    Lazard is a subsidiary of Lazard Freres & Co., LLC, a pre-eminent global investment bank with over 150 years of experience. The New York based asset management division manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $77.6 billion in assets under management as of December 31, 2005. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

    Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios, as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

    Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

    Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

    Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

    In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

    The Managers International Equity Fund team's compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES*    VEHICLES       OTHER ACCOUNTS**
-----------------------------------------------------------------
Michael A.          13; $4.6       1; $12.4       1,244; $21.1
Bennet              billion        million           billion
-----------------------------------------------------------------
Gabrielle Boyle     13; $4.6       3; $27.4       1,527; $24.2
                    billion        million           billion
-----------------------------------------------------------------
Michael Powers      11; $4.4       3; $27.4       1,510; $21.2
                    billion        million           billion
-----------------------------------------------------------------
John R.             14; $4.7       1; $12.4       1,254; $21.5
Reinsberg           billion        million           billion
-----------------------------------------------------------------

Michael Fry         13; $4.6       1; $12.4       1,244; $21.1
                    billion        million           billion

-----------------------------------------------------------------

* Lazard International Select Portfolio: Publicly available mutual fund distributed directly and through strategic alliances.
**  Includes on-line wrap and direct accounts.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

    Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

    A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   MORGAN STANLEY INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Management Inc. dba Van Kampen ("Van Kampen"), Van Kampen is the subadvisor and furnishes portfolio management services to the Phoenix-Van Kampen Comstock Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:

----------------------------------------------------
SERIES                                   RATE
----------------------------------------------------
Phoenix-Van Kampen Comstock              .35%
----------------------------------------------------

    Van Kampens' principal place of business is located at 1221 Avenue of the Americas. As of December 31, 2005, Van Kampen together with its affiliated asset management companies had approximately $434 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
PORTFOLIO MANAGER COMPENSATION STRUCTURE
    Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-   CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount:
    (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

    Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/accounts primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-   Contribution to the business objectives of the Investment Adviser.

-   The dollar amount of assets managed by the portfolio manager.

-   Market compensation survey research by independent third parties.

-   Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
               PHOENIX-VAN KAMPEN COMSTOCK SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------
B. Robert Baker,   16: $26.6       2: 1.2        18.999: $2.2
Jr.                 billion        billion         billion
-----------------------------------------------------------------
Jason S. Leder     16: $26.6       2: 1.2        18.999: $2.2
                    billion        billion         billion
-----------------------------------------------------------------
Kevin C. Holt      16: $26.6       2: 1.2        18.999: $2.2
                    billion        billion         billion
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolios of the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   NORTHERN TRUST INVESTMENTS, N.A.

    Pursuant to a subadvisory agreement between PVA and Northern Trust Investments, N.A. ("NTI"), NTI serves as subadvisor and furnishes portfolio management services to the Phoenix-Northern Dow 30 and Phoenix-Northern Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of the combined average daily net assets of both of the series as follows:

--------------------------------------------------------------

SERIES                                               RATE

--------------------------------------------------------------
Phoenix-Northern Dow 30                             .10%
--------------------------------------------------------------
Phoenix-Northern Nasdaq-100 Index(R)                .10%
--------------------------------------------------------------

    There is a minimum fee of $100,000.


    NTI is located at 50 South LaSalle Street, Chicago, IL 60603. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and asset under investment management of $618 billion.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR

    The compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the index funds' portfolio managers, the variable incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
               PHOENIX-NORTHERN DOW 30 SERIES
          PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------

Chad Rakvin          15; $11.9    23; $55.6         63; $42.4
                      billion      billion           billion

-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
    Pursuant to a subadvisory agreement between PIC and Standard & Poor's Investment Advisory Services LLC ("SPIAS"), SPIAS serves as subadvisor to the Phoenix-S&P Series. The subadvisor does not have any trading, clearing or custody operations responsibility. For the services provided, PIC pays a monthly fee to SPIAS based on an annual percentage of the combined average daily net assets of all of the series as follows:


--------------------------------------------------------------
SERIES                                                RATE
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
Growth
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth          .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive      .12%
Growth
--------------------------------------------------------------

    SPIAS is the subadvisor to the Phoenix-S&P Series. SPIAS is located at 55 Water Street, New York, NY 10041. As of December 31, 2005, SPIAS had approximately $15 billion in assets under advisement. The subadvisor is a registered investment advisor and a wholly owned subsidiary of the McGraw-Hill Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    John Krey's compensation is a combination of salary and bonus. Bonuses are based on individual performance assessments and on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part. David Braverman's compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus. As compensation for their responsibilities, Mr. Krey and Mr. Braverman both received a fixed base salary and discretionary bonus for the year ended December 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts that Standard & Poor's manages or provides investment recommendations.

-----------------------------------------------------------------
        PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE GROWTH
         PHOENIX-S&P DYNAMIC ASSET ALLOCATION: GROWTH
    PHOENIX-S&P DYNAMIC ASSET ALLOCATION: AGGRESSIVE GROWTH
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                 ------------------------------------------------
                   REGISTERED   OTHER POOLED
                   INVESTMENT    INVESTMENT
PORTFOLIO MANAGER   COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------
David Braverman         0          2; $11           2; $83
                                   billion          million
-----------------------------------------------------------------
John Krey               0             0                6*
-----------------------------------------------------------------

* For the other accounts advised by Mr. Krey, he provides advice as to model portfolios and thus may not be deemed to be providing advice as to specific assets.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST

    Mr. Braverman and Mr. Krey provide investment advice to multiple accounts with similar investment objectives and there are potential conflicts of interest. Such conflicts may arise with respect to the allocation of investment opportunities among the Phoenix-S&P Series and other accounts with similar investment objectives and policies. They potentially could use information concerning the Series' transactions to the advantage of other accounts and to the detriment of the Series'. To address these potential conflicts of interest, SPIAS has adopted and implemented a number of policies and procedures. Among other things, members of the investment team are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that advice to clients must not be affected by conflicts of interest. SPIAS does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Phoenix-S&P Series and the investments of the other accounts referenced in the table above.


OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

-----------------------------------------------------------------
                 ABERDEEN ASSET MANAGEMENT, INC.
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                       DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------

Phoenix-Aberdeen
International Series        $ 674,127   $ 570,220    $ 472,071

-----------------------------------------------------------------

-----------------------------------------------------------------
                  AIM CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-AIM Growth Series*  $ 302,965   $ 378,858    $ 246,550
-----------------------------------------------------------------
*For the year 2003, this series was managed by MFS Financial Services


-----------------------------------------------------------------
                ALLIANCE CAPITAL MANAGEMENT, L.P.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Alliance/Bernstein
Enhanced Index Series*      $ 223,181   $ 229,046    $ 187,055
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein
Mid-Cap Value Series        $ 743,847   $ 639,074    $ 454,464
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein
Small-Cap Value Series      $ 494,058   $ 406,540    $ 272,549
-----------------------------------------------------------------
*For the year 2003, this series was managed by JP Morgan


-----------------------------------------------------------------
                BENNETT LAWRENCE MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Mid-Cap Growth      $  74,173      0             0
Series*
-----------------------------------------------------------------
Phoenix Strategic Theme
Series*                     $  84,860      0             0
-----------------------------------------------------------------
*For years 2003-2004 and partially of 2005, this series was managed by Seneca Capital Management, LLC


-----------------------------------------------------------------
                    ENGEMANN ASSET MANAGEMENT
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Capital Growth
Series                      $ 494,086   $ 391,252    $ 391,936

-----------------------------------------------------------------
Phoenix-Engemann Small-Cap
Growth Series               $  74,045   $ 103,145    $  71,217
-----------------------------------------------------------------

-----------------------------------------------------------------
                   FRED ALGER MANAGEMENT, INC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Alger Small-Cap
Growth Series               $  93,930      0            0

-----------------------------------------------------------------

-----------------------------------------------------------------
        KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------
Phoenix-Kayne Rising
Dividends Series*           $  51,176   $  52,944    $  21,536
-----------------------------------------------------------------
Phoenix-Kayne Small-Cap
Quality Value Series        $  61,308   $  31,294    $  11,776
-----------------------------------------------------------------

*For the year 2003, this series was managed by MFS Investment Management


-----------------------------------------------------------------
                  LAZARD ASSET MANAGEMENT, LLC
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------
Phoenix-Lazard
International Equity        $ 413,442   $ 215,330    $  57,030
Select Series
-----------------------------------------------------------------

-----------------------------------------------------------------
                NORTHERN TRUST INVESTMENTS, N.A.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix-Northern Dow 30
Series*                     $ 100,000   $ 100,000    $ 100,000
-----------------------------------------------------------------
Phoenix-Northern
Nasdaq-100(R) Index Series* $ 743,847   $ 101,375    $ 104,786
-----------------------------------------------------------------
*For the year 2003, this series was managed by Deutsche Asset Management


-----------------------------------------------------------------
                 SENECA CAPITAL MANAGEMENT, LLC.
-----------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
          SERIES              2005        2004          2003
-----------------------------------------------------------------

Phoenix Mid-Cap Growth
Series*                     $ 100,514   $ 235,108    $ 217,541
-----------------------------------------------------------------
Phoenix Strategic Theme
Series*                     $  40,855   $  79,305    $  78,509
-----------------------------------------------------------------
*This series is now managed by Bennett Lawrence Management, LLC


THE DISTRIBUTOR
--------------------------------------------------------------------------------
    The Fund has a distribution agreement ("Distribution Agreement") with Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor") in which PEPCO serves as the Distributor for the Fund's shares of the Phoenix-S&P Series. PEPCO is located at One American Row, Hartford, CT 06102. The Phoenix-S&P Series have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan").

    The Fund's Distribution Agreement with respect to the shares of the Phoenix-S&P Series ("Distribution Agreement") was approved by the Board of Trustees at a Board meeting held on December 5, 2005. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Fund or a series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

    The Distributor conducts a continuous offering using appropriate efforts to solicit sales of Phoenix-S&P Series shares, but is not obligated to sell any specific number of shares. As of the date of this SAI, the Phoenix-S&P Series has not commenced operations; therefore no underwriting commissions have been paid.

    Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of the Phoenix-S&P Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Phoenix-S&P Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Phoenix-S&P Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Phoenix-S&P Series.

    The Distribution Plan provides that the Trust, on behalf of each Phoenix-S&P Series, may pay annually up to 0.25% of the average daily net assets of a Phoenix-S&P series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Phoenix-S&P Series. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Phoenix-S&P Series attributable to its shares. Under the terms of the Distribution Plan and the related Distribution Agreement, each Phoenix-S&P is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Phoenix and its affiliates) providing distribution and shareholder servicing with respect to the shares of the Phoenix-S&P Series for such entities' fees or expenses incurred or paid in that regard.

    The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to shares of the Phoenix-S&P Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Phoenix-S&P Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Phoenix-S&P Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Phoenix-S&P Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Phoenix-S&P Series investment objectives and policies and other information about the Phoenix-S&P Series, including the performance of the series; (3) training sales personnel regarding the shares of the Phoenix-S&P Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Phoenix-S&P Series.

    A description of the Distribution Plan with respect to the shares of the Phoenix-S&P Series and related services and fees thereunder is provided in the prospectus. On December 5, 2005, the Board of Trustees of the Fund, including the Disinterested Trustees unanimously approved the Distribution Plan.

    The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor of the shares of the Phoenix-S&P Series in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Phoenix-S&P Series at any time, without penalty, by vote of a majority of the outstanding shares of that series, or by vote of a majority of the Disinterested Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to [0.50%] of average daily net assets annually) that may be spent for distribution of shares of any Phoenix-S&P Series without the approval of shareholders of that series.

DESCRIPTION OF PROXY VOTING POLICY
--------------------------------------------------------------------------------
    The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

    The Policy stipulates that the Fund's investment advisor will vote proxies or delegate such responsibility to a subadvisor. The advisor or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any advisor or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

    The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

> Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

> Changes to Capital Structure--dilution or improved accountability associated with such changes.

> Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

> Social and Corporate Responsibility Issues--the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Fund of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

     The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.

CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series of the Fund. The custodian is:


    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110


    The Fund permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm for the Fund, audits the Fund's financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time.

SERVICE AGREEMENTS
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance. PEPCO was compensated for the last three calendar years as follows:


-----------------------------------------------------------------
                      FOR THE YEAR ENDED         COMPENSATION
                           DECEMBER 31,
-----------------------------------------------------------------
                              2003               $2,736,214
-----------------------------------------------------------------
                              2004               $2,610,251
-----------------------------------------------------------------
                              2005               $2,157,999
-----------------------------------------------------------------


    The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Phoenix-affiliated funds serviced by PFPC Inc. Total fees paid by PEPCO to PFPC Inc. are allocated among all funds for which it serves as financial agent on the basis of the relative net asset of each fund or series.

    Under a Transfer Agent Agreement, PEPCO acts as transfer agent to the Fund, and as such, performs certain administrative functions related to recording the purchase and redemption of Fund shares and serving as dividend paying agent. PEPCO is not compensated by the Fund for these services.

    Under a Servicing Agreement, the Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2006 is 0.08% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
----------------------------------------------------------
             2003                     $1.7 million
----------------------------------------------------------
             2004                     $2.2 million
----------------------------------------------------------
             2005                     $1.9 million
----------------------------------------------------------

CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethics. The fund has also adopted a Senior Management Code of Ethics as required by ss.406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    Subject to the supervision and control of the portfolio managers and the Trustees of the Fund, each series' subadvisor or the advisor in the case of the Phoenix-S&P Series, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.


    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor's personnel responsible for the selection of broker-dealers to affect series portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, the advisors and Distributor from entering into any agreement or other understanding under which the Fund's direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreements do not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

    For the fiscal years ended December 31, 2003, 2004 and 2005, brokerage commissions paid by the series on portfolio transactions totaled $4,764,888, $3,821,945 and $2,795,602 respectively.

    Of the commissions paid in the year 2005, $108,025, was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD
                                        BERNSTEIN
-----------------------------------------------------------------
Commissions paid                        $108,025
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                3.86%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 0.09%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2004, $347,121 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $322,721       $24,400
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                8.44%         0.64%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 4.98%          .02%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2003, $592,584 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $384,389      $208,195
-----------------------------------------------------------------
Percent of aggregate commissions
paid to affiliated brokers                8.07%         4.37%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                 4.69%         2.63%
commissions effected through
affiliated brokers
-----------------------------------------------------------------


    Sanford Bernstein is an affiliate of AllianceBernstein. PXP Securities is an affiliate of PIC, DPIM, Engemann, Kayne and PVA.


    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------
    The Trustees of The Phoenix Edge Series Fund have adopted policies with respect to the disclosure of the series' portfolio holdings by the series, issuing companies or the investment advisors. These policies provide that the series' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the series' policies prohibit the advisors and the series' other service providers from entering into any agreement to disclose series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the series, third parties providing services to the series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the series.

    The Board of trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of series' shareholders. The HDC is composed of the series' Compliance Officer, and officers of the series' advisors and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing and distribution.

    The series' Compliance Officer is responsible for monitoring the series' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interest of series shareholders and those of the advisors identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
    In accordance with rules established by the SEC, each series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The series' annual and semiannual reports are available on our website at www.phoenixwealthmanagement.com. Additionally, each series provides its top 10 holdings information on Phoenix's website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
    The HDC may authorize the disclosure of non-public holdings information under certain limited circumstances. The series' policies provide that non-public disclosures of a series' portfolio holdings may only be made if (i) the series has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between the issuing companies and their contract and policy owners and will act in the best interest of the owners with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to owners, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to contract and policy owners, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
    As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.


ON-PUBLIC HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TIMING OF RELEASE OF PORTFOLIO
   TYPE OF SERVICE PROVIDER                     NAME OF SERVICE PROVIDER                          HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   Phoenix Investment Counsel, Inc.
Advisor                          >   Phoenix Variable Advisors, Inc.                 Daily
                                 >   Duff & Phelps Investment Management Co.
                                 >   Engemann Asset Management
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   Aberdeen Asset Management Inc.
                                 >   AIM Capital Management, Inc.

                                 >   AllianceBernstein L.P.

                                 >   Bennett Lawrence Management, LLC
                                 >   Engemann Asset Management
                                 >   Fred Alger Management, Inc.
Subadvisors                      >   Kayne Anderson Rudnick Investment               Daily
                                     Management,  LLC
                                 >   Lazard Asset Management LLC

                                 >   Morgan Stanley Investment Management Inc.

                                 >   Northern Trust Investments, N.A.
                                 >   Standard & Poor's Investment Advisory
                                     Services LLC
-----------------------------------------------------------------------------------------------------------------------------------
Distributor                      >   Phoenix Equity Planning Corporation             Daily
-----------------------------------------------------------------------------------------------------------------------------------
Custodian                        >   State Street Bank and Trust Company             Daily
-----------------------------------------------------------------------------------------------------------------------------------
Sub-financial Agent              >   PFPC, Inc.                                      Daily
-----------------------------------------------------------------------------------------------------------------------------------
                                 >   PricewaterhouseCoopers LLP                      >  Annual Reporting Period: within two
Independent Registered                                                                  business days of end of reporting period
Public Accounting Firm                                                               >  Semiannual Reporting Period:
                                                                                        within 30 business days of end of
                                                                                        reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for
Financial Reports and            >   Gcom Solutions                                  Monthly on first business day following
Form N-Q                                                                             month-end
-----------------------------------------------------------------------------------------------------------------------------------
Printer for Financial            >   Allied Printing Services, Inc.                  Annual and Semiannual Reporting Period:
Reports                                                                              within 45 days after end of reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service             >   Institutional Shareholder Services              Twice weekly on an ongoing basis
                                 >   Proxy Light
-----------------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER                   NAME OF SERVICE PROVIDER                         TIMING OF RELEASE OF PORTFOLIO
                                                                                                  HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Rating Agencies                  >   Lipper Inc. and Morningstar                     Quarterly, 60 days after fiscal quarter-end
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution         >   Bloomberg, Standard & Poor's and Thompson       Quarterly, 60 days after fiscal quarter-end
Firms                                Financial Services
-----------------------------------------------------------------------------------------------------------------------------------

    These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the series.

    There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the series from the potential misuse of holdings by individuals or firms in possession of such information.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------
    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
--------------------------------------------------------------------------------
PHOENIX-NORTHERN DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Northern Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Northern Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock

Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2005 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable Insurance Company and Phoenix Life and Annuity Company have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated `AAA' has EXTREMELY STRONG capacity to meet its financial commitments. `AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated `AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated `A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated `BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated `BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated `CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated `CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated `R' is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a `pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a `pi' subscript generally are not modified with `+' or `-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS

    A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                     PART C

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Amended Declaration of Trust.

     1. Declaration of Trust of the Registrant establishing The Big Edge Series Fund dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 (File No. 33-5033) on June 20, 1996.

     2. Amendment to Declaration of Trust effective February 28, 1990, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     3. Amendment to Declaration of Trust effective November 14, 1991, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     4. Amendment to Declaration of Trust effective May 1, 1992, changing the name of the Trust to The Phoenix Edge Series Fund, establishing the Balanced Series, and changing the names of Stock Series to Growth Series and Total-Vest Series to Total Return Series filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     5. Amendment to Declaration of Trust effective January 1, 1995, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     6. Amendment to Declaration of Trust effective November 15, 1995, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 (File No. 33-5033) on January 29, 1996.

     7. Amendment to Declaration of Trust effective February 21, 1996, changing the name of the Series currently designated Bond Series to the Multi-Sector Fixed Income Series, filed via Edgar with Post-Effective Amendment No. 17 (File No. 33-5033) on April 17, 1996.

     8. Amendment to Declaration of Trust effective August 21, 1996, establishing the Aberdeen New Asia Series and changing the name of the Total Return Series to Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 19 (File No. 33-5033) on September 3, 1996.

     9. Amendment to Declaration of Trust effective May 28, 1997, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 (File No. 33-5033) on July 15, 1997.

     10. Amendment to Declaration of Trust effective February 27, 1998, establishing the Engemann Nifty Fifty Series, Seneca Mid-Cap Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     11. Amendment to Declaration of Trust dated May 1, 1998 for scribner's error in Amendment filed February 27, 1998, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     12. Amendment to Declaration of Trust effective May 1, 1999, changing the name of the Series currently designated as Balanced Series, Multi-Sector Fixed Income Series, Money Market Series, Strategic Allocation Series, Growth Series, International Series, Real Estate Securities Series, Strategic Theme Series, Aberdeen New Asia Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Schafer Mid-Cap Value Series, Seneca Mid-Cap Growth Series, Phoenix Value Equity Series, and Phoenix Growth and Income Series to Phoenix-Goodwin Balanced Series, Phoenix-Goodwin Multi-Sector Fixed Income Series, Phoenix-Goodwin Money Market Series, Phoenix-Goodwin Strategic Allocation Series, Phoenix-Goodwin Growth Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Goodwin Strategic Theme Series, Phoenix-Aberdeen New Asia Series, Phoenix Research Enhanced Index Series, Phoenix-Engemann Nifty Fifty Series, Phoenix-Schafer Mid-Cap Value Series, Phoenix-Seneca Mid-Cap Growth Series, Phoenix-Hollister Value Equity Series, and Phoenix-Oakhurst Growth and Income Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

13. Amendment to Declaration of Trust effective December 1, 1999, establishing the Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     14. Amendment to Declaration of Trust effective December 1, 1999, changing names of Phoenix-Goodwin Growth Series to Phoenix-Engemann Capital Growth Series, Phoenix-Goodwin Strategic Theme Series to Phoenix-Seneca Strategic Theme Series, Phoenix-Goodwin Balanced Series to Phoenix-Oakhurst Balanced Series, and Phoenix-Goodwin Strategic Allocation Series to Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     15. Amendment to Declaration of Trust effective April 21, 2000, changing name of Phoenix-Research Enhanced Index Series to Phoenix-J.P. Morgan Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     16. Amendment to Declaration of Trust effective July 26, 2000, establishing the Phoenix-Bankers Trust NASDAQ-100 Index(R) Series and
         Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     17. Amendment to Declaration of Trust effective September 29, 2000, establishing the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series and changing the name of Phoenix-Schafer Mid-Cap Value Series to Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 (File No. 33-5033) on November 15, 2000.

     18. Amendment to Declaration of Trust effective May 1, 2001, changing the name of Phoenix-Bankers Trust Dow 30 Series to Phoenix-Deutsche Dow 30 Series, and Phoenix-Bankers Trust NASDAQ-100 Index(R) Series to Phoenix-Deutsche NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     19. Amendment to Declaration of Trust effective August 31, 2001 establishing the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series and Phoenix-MFS Value Series, and changing the name of Phoenix-Janus Equity Income Series to Phoenix-Janus Core Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     20. Amendment to Declaration of Trust effective as of October 29, 2001 amending the fundamental investment restrictions of each Series, filed via Edgar with Post-Effective Amendment No. 41 (File No. 33-5033) on March 1, 2002.

     21. Amendment to Declaration of Trust effective as of March 18, 2002, merging of Phoenix-Oakhurst Balanced Series into Phoenix-Oakhurst Strategic Allocation Series, Phoenix-Engemann Nifty Fifty Series into Phoenix-Engemann Growth Series, and Phoenix-Janus Core Equity Series Income Series into Phoenix-Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 42 (File No. 33-5033) on April 29, 2002.

     22. Amendment to Declaration of Trust effective May 10, 2002, changing the name of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 43 (File No. 33-5033) on May 24, 2002.

     23. Amendment to Declaration of Trust effective August 9, 2002, establishing Phoenix-Kayne Large-Cap Core Series, Phoenix-Kayne Small-Cap Quality Value Series, Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series and Phoenix-State Street Research Small-Cap Growth Series and amending Section 4.2 of Article IV list of Series as described in Trust's registration statement, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

     24. Amendment to Declaration of Trust effective as of October 25, 2002 deleting reference to Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

(b) Not applicable.

(c) Not applicable.

(d)  Investment Advisory Contracts.

     1. Investment Advisory Agreements.

         (1) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series dated January 1, 1993, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

              a. Instrument to Amend Investment Advisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc., pertaining to Phoenix Strategic Theme Series dated January 23, 1996, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to the Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 9, 2002, covering the Phoenix-Kayne Large-Cap Core Series and Phoenix-Kayne Small-Cap Quality Value Series and deleting reference to Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series) and Phoenix-Engemann Nifty Fifty Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 12, 2002 to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              d. Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated May 9, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Bond Series), filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

              e. Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 12, 2003 (pertaining to addition of new series named Phoenix-Goodwin Multi-Sector Short Term Bond Series - change in fee schedule from Fourth Amendment), filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

              f. Sixth Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated October 23, 2003 (pertaining to name change from Phoenix-Kayne Large-Cap Core Series to Phoenix-Kayne Rising Dividends Series), filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

              g. Seventh Amendment to Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 12, 2005 (pertaining to the deletion of Phoenix-Seneca Strategic Theme Series) filed herein.

         (2) Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated May 1, 1995 and filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

              a. Substitution Agreement between Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co. dated February 27, 1998, covering Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (3) Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated December 14, 1999, covering Phoenix-Schafer Mid-Cap Value Series, Phoenix Research Enhanced Index Series, Phoenix-Bankers Trust Dow 30 Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-Janus Equity Income Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated July 5, 2000, covering the Phoenix-Bankers Trust NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated September 28, 2000, covering the Phoenix-Sanford Bernstein Global Value Series and Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              c. Third Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated October 29, 2001, covering the Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              d. Fourth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated August 9, 2002, covering Phoenix-Lord Abbett Large-Cap Value Series, Phoenix-Lord Abbett Mid-Cap Value Series, Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series, Phoenix-Lazard U.S. Multi-Cap Series, and Phoenix-State Street Research Small-Cap Growth Series, the deletion of Phoenix-Janus Core Equity Series, and the renaming of Phoenix-Morgan Stanley Focus Equity Series to Phoenix-Van Kampen Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              e. Fifth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated February 10, 2003, deleting the reference of Phoenix-Van Kampen Focus Equity Series (f/k/a

                  Phoenix-Morgan Stanley Focus Equity Series) and Phoenix-Janus Growth Series; renaming Phoenix-J.P. Morgan Research Enhanced Index Series (f/k/a Phoenix Research Enhanced Index Series) with Phoenix-Alliance/Bernstein Enhanced Index Series; renaming of Phoenix-Deutsche Dow 30 Series (f/k/a Phoenix-Bankers Trust Dow 30 Series) with Phoenix-Northern Dow 30 Series; and renaming of Phoenix-Deutsche NASDAQ-100 Index(R) Series (f/k/a Phoenix-Bankers Trust NASDAQ-100 Index(R) Series) with Phoenix-Northern NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              f. Sixth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated May 9, 2003 pertaining to the voting of proxies filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

              g. Seventh Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. dated August 12, 2005 covering Phoenix Mid-Cap Growth Series and Phoenix Strategic Theme Series filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

              h. Eighth Amendment to Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc. date May 1, 2006, covering Phoenix-Van Kampen Comstock Series (formerly, Phoenix-Engemann Value Equity Series) filed herein.

         (4) Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated August 10, 2000, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to Investment Advisory between Registrant and
                 Phoenix Investment Counsel, Inc. dated November 12, 2002, on behalf of Phoenix-Engemann Small & Mid-Cap Growth Series to reflect duties to proxy voting and reflect investment program designed to manage cash, cash equivalents and short-term investments, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (5) Investment Advisory Agreement between Registrant and Engemann Asset Management dated January 1, 2005 covering Phoenix-Engemann Growth and Income Series (f/k/a Phoenix-Oakhurst Growth and Income Series), filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

         (6) Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., dated May 1, 2006, on behalf of Phoenix-S&P Dynamic Asset Allocation Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, and Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, filed herein.

     2. Subadvisory Agreements.

         (1) Subadvisor Agreement between Phoenix Variable Advisors, Inc. and Bennett Lawrence Management LLC dated August 12, 2005, covering Phoenix Mid-Cap Growth Series (f/k/a Seneca Mid-Cap Growth Series) and Phoenix Strategic Theme Series (f/k/a Seneca Strategic Theme Series), filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

         (2) Subadvisory Agreement between Aberdeen Fund Managers, Inc. and Phoenix Investment Counsel, Inc. dated October 27, 1998, covering the International Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to the Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Aberdeen Fund Managers, Inc., covering the Phoenix-Aberdeen International Series (f/k/a International Series) dated November 12, 2002, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (3) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated August 4, 1999, covering Phoenix-Goodwin Growth Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.


              a. First Amendment to the Investment Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., covering the Phoenix-Engemann Capital Growth Series (f/k/a Phoenix-Goodwin Growth Series) dated November 12, 2002, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

         (4) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated May 24, 2000, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. Amended and Restated Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated September 28, 2001, covering Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. First Amendment to the Amended and Restated Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. dated November 12, 2002, covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

         (5) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 28, 2000, covering Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. Amendment to Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated September 4, 2003, covering Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (6) Subadvisory Agreement between Alliance Capital Management L.P. and Phoenix Variable Advisors, Inc. dated October 2, 2000, covering Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. Amendment to Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated October 2, 2000 to substitute Schedule C (fee structure), filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              b. Second Amendment to Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated September 4, 2003 covering Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (7) Subadvisory Agreement between AIM Capital Management, Inc. and Phoenix Variable Advisors, Inc. dated September 7, 2001, covering Phoenix-AIM Mid-Cap Equity Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to the Subadvisory Agreement between AIM Capital Management, Inc. and Phoenix Variable Advisors, Inc. dated November 29, 2004, replacing Massachusetts Financial Services Company, doing business as MFS Investment Management, as subadvisor to the Phoenix-MFS Investors Growth Stock Series with AIM Capital Management, Inc., and changing the name of the Series to the Phoenix-AIM Growth Series, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

              b. Second Amendment to the Subadvisory Agreement between AIM Capital Management, Inc. and Phoenix Variable Advisors, Inc. dated December 3, 2004, regarding the transfer of the assets and liabilities of the Phoenix-AIM Mid-Cap Equity Series to the AIM V.I. Mid-Cap Core Equity Fund, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (8) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Kayne Anderson Rudnick Investment Management, LLC dated August 9, 2002, covering the Phoenix-Kayne Large-Cap Core Series and Phoenix-Kayne Small-Cap Quality Value Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

              a. First Amendment to Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Kayne Anderson Rudnick Investment Management, LLC dated October 23, 2003, covering the Phoenix-Kayne Large-Cap Core Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (9) Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Lazard Asset Management dated August 9, 2002, covering the Phoenix-Lazard International Equity Select Series, Phoenix-Lazard Small-Cap Value Series and Phoenix-Lazard U.S. Multi-Cap Series, filed via Edgar with Post-Effective Amendment No. 46 (File No. 33-5033) on April 30, 2003.

         (10) Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. dated January 6, 2003, covering the Phoenix-Alliance/Bernstein Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

         (11) Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Northern Trust Investments, Inc. dated January 31, 2003, covering the Phoenix-Northern Dow 30 Series and Phoenix-Northern NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 45 (File No. 33-5033) on February 24, 2003.

              a. Amended and Restated Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Northern Trust Investments, N.A. dated August 12, 2003, covering the Phoenix-Northern Dow 30 Series and Phoenix-

                  Northern NASDAQ-100 Index(R) Series, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (12) Subadvisory Agreement between Fred Alger Management, Inc. and Phoenix Variable Advisors, Inc. dated January 11, 2005, covering Phoenix-Alger Small-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (13) Subadvisory Agreement between Phoenix Variable Advisors, Inc., dated May 1, 2006, and Standard & Poor's Investment Advisory Services LLC, covering the Phoenix-S&P Dynamic Asset Allocation
              Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series:
              Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series:
              Growth and Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, filed herein.

         (14) Form of Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Morgan Stanley Investment Management Inc., dba Van Kampen, dated May 1, 2006, covering Phoenix-Van Kampen Comstock Series (formerly, Phoenix-Engemann Value Equity Series) filed herein.

         (15) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Engemann Asset Management, dated January 1, 2005, covering Phoenic-Engemann Strategic Allocation Series filed herein.

(e) Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation dated December 5, 2005, filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

(f)  Not applicable.

(g)  Custodian Agreements.

         State Street Bank and Trust Company

         (1) Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 (File No. 33-5033) on December 12, 1997.

         (2) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company dated February 10, 2000, filed via Edgar with Form N-14 (Form No. 333-116764) on June 23, 2004 and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (3) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company, effective July 2, 2001, filed via Edgar with Post-Effective Amendment No. 42 (File No. 33-5033) on April 29, 2002.

         (4) Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 10, 2002, filed via Edgar with Form N-14 (File No. 333-116764) on June 23, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (5) Letter Amendment to Master Custodian Contract between Registrant and State Street Bank and Trust Company, covering the Phoenix-Kayne Large-Cap Core, Phoenix-Kayne Small-Cap Quality Value, Phoenix-Lazard Small-Cap Value, Phoenix-Lazard U.S. Multi-Cap, Phoenix-Lord Abbett Bond-Debenture, Phoenix-Lord Abbett Large-Cap Value and Phoenix-State Street Research Small-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 44 (File No. 33-5033) on August 9, 2002.

(h)  Other Material Contracts.

     1. Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated August 29, 1988 filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.

     2. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar with Post-Effective Amendment No. 20 (File No. 33-5033) on April 29, 1997.


         (1) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar with Post-Effective Amendment No. 25 (File No. 33-5033) on April 29, 1998.

         (2) Second Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective June 1, 1988, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (3) Third Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective October 29, 2001, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (4) Fourth Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective August 9, 2002, filed via Edgar with Form N-14 (File No. 333-111961) on January 16, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (5) Fifth Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective January 1, 2003, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

     3. Service Agreement dated January 1, 2003 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Form N-14 (File No. 333-111961) on January 16, 2004, and filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (1) First Amendment dated November 11, 2003 to Service Agreement dated January 1, 2003 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, dated November 11, 2003, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (2) Second Amendment dated February 27, 2004 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 47 (File No. 33-5033) on April 30, 2004.

         (3) Third Amendment dated November 15, 2004 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

         (4) Fourth Amendment dated November 13, 2005 to Service Agreement dated January 1, 2003, as amended, by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

     4. Securities Lending Authorization Agreement, dated August 1, 2005, by and among Phoenix Series Fund, Phoenix-Kayne Funds, Phoenix Investment Trust 97, and State Street Bank and Trust filed herein.

         (1) First Amendment, dated February 3, 2006, to Securities Lending Authorization Agreement, dated August 1, 2005, by and among Phoenix Series, Phoenix-Kayne Funds, Phoenix Investment Trust, Phoenix-Engemann Funds, Phoenix Equity Trust, The Zweig Fund, Inc, The Zweig Total Return Fund, Inc., the Registrant, and State Street Bank and Trust filed herein.

     5. Form of SPDR Trust Series 1 Purchasing Fund Agreement, dated May 1, 2006 between State Street Bank and Trust Company, in its capacity as Trustee and on behalf of the SPDR Trust, Series 1 and Phoenix Variable Advisors, Inc., and the series names in the Agreement and a part of The Phoenix Edge Series Fund, filed herein.

     6. Form of Participation Agreement dated May 1, 2006 between The Phoenix Edge Series Fund, on behalf of the named series in the Agreement, iShares Trust and iShares, Inc., filed herein.

(i)  Legal Opinion.

     1. Opinion and Consent of Counsel covering shares of The Phoenix Edge Series Fund, filed herein.

(j)  Other Opinions.

     1.  Consent of PricewaterhouseCoopers LLP, filed herein.

(k)  Not applicable.

(l)  Not applicable.

(m) Rule 12b-1 Plan, filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

(n)  Not applicable.

(o)  Reserved.

(p)  Code of Ethics.

     1. Amended and Restated 2006 Code of Ethics pursuant to Rule 17j-1 of the 1940 Act for the Phoenix Funds and The Phoenix Edge Series Fund, Phoenix Investment Counsel Inc., Duff & Phelps Investment Management Co., Engemann Asset Management, Euclid Advisors, LLC, Kayne Anderson Rudnick Investment Management, LLC, Phoenix Variable Advisors, Inc., and Seneca Capital Management, LLC, filed herein.

     2. Aberdeen Asset Management, Inc., dated December 1, 2005, filed herein.

     3. AIM Management Group Inc., effective January 1, 2006, filed herein.

     4. Fred Alger Management, Inc., Amended and Restated May 11, 2004, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     5. Alliance Capital Management L.P., October 2004, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     6. Duff & Phelps Investment Management Co., Amended and Restated January 3, 2005, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     7. Engemann Asset Management, January 31, 2005, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     8. Kayne Anderson Rudnick Investment Management, LLC, revised January 1, 2005, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     9. Lazard Asset Management LLC, revised January 2004, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     10. Northern Trust Investments, N.A., dated February 1, 2005, filed via Edgar with Post-Effective Amendment No. 49 (File No. 33-5033) on April 27, 2005.

     11. S&P Investment Advisory Services LLC filed via Edgar with Post-Effective Amendment No. 50 (File No. 33-5033) on November 14, 2005.

     12. Bennett Lawrence Management, LLC, dated 2005, filed via Edgar with Post-Effective Amendment No. 53 (File No. 33-5033) on February 3, 2006.

     13. Morgan Stanley Investment Management, dba Van Kampen, dated December 31, 2004, filed herein.

     14. Phoenix Investment Counsel, Inc. Amended and Restated February 2006, filed herein.

     15. Phoenix Variable Advisors, Inc. Amended and Restated February 2006 filed herein.

(q)  Power of Attorney for all Trustees, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The following diagram illustrates the Registrant's place in the organizational structure:

                                                   -------------------------------
                                                   The Phoenix Companies, Inc. (7)
                                                        DE 100% Holding Company
                                                   -------------------------------
                                                                |
          -----------------------------------------------------------------------------------------------------------
          |                                                                                                         |
---------------------                                                                                        ------------------
Phoenix Life                                                                                                 Phoenix
Insurance                                                                                                    Investment
Company (1,2,3,7,8 +)                                                                                        Management
NY 100%                                                                                                      Company, Inc. (8)
                                                                                                             CT 100%
                                                                                                             Holding Company
---------------------                                                                                        -------------------
          |                                                                                                         |
------------------------------------------------------------                                                        |
          |                                                |                                                        |
          |            ---------------------------------------------------------------------------                  |
          |            |                 |                 |                  |                  |                  |
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  ------------------
 PM Holdings,   Phoenix Life      Phoenix Life      Home Life         Phoenix Life       Phoenix Life        Phoenix
 Inc. (8)       Variable          Variable          Insurance Co.     Separate           Separate            Investment
 CT 100%        Accumulation      Universal Life    Separate          Account C (3 ++)   Account D (3 ++)    Partners, Ltd. (8)
 Holding        Account (1 ++)    Account (2 ++)    Account B (3 ++)  NY                 NY                  DE 100% Asset
 Company        NY                NY                NY                                                       Management Company
 ------------  ----------------- ----------------- ------------------ ------------------ ------------------  -------------------
          |            |                                                                    |                       |
          |            ----------------------------------------------------------------------                       |
          |                                                                       |                                 |
          |------------------------------------------------                       |                                 |
          |                       |                       |                       |                                 |
 -----------------------   --------------------   ---------------------    -----------------                        |
 Phoenix                   PHL Variable           Phoenix Life and         The Phoenix                              |
 Variable                  Insurance              Annuity                  Edge Series                              |
 Advisors, Inc. (8)        Company (4,5,7,8 +)    Company (6,7,8 +)        Fund                                     |
 DE Registered             CT 100%                CT 100%                  MA                                       |
 Investment Advisor                                                        Mutual Fund                              |
 -----------------------   --------------------   ---------------------    -----------------                        |
                                   |                      |                      |                                  |
           ------------------------|                      |                      |                     |----------------------|
           |                       |                      |                      |                     |                      |
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
 PHL Variable              PHLVIC                 Phoenix Life                   |            Phoenix Equity      Duff & Phelps
 Accumulation              Variable               and Annuity                    |            Planning            Investment
 Account (4 ++)            Universal Life         Variable                       |            Corporation (7,8)   Management
 CT                        Account (5 ++)         Universal Life                 |            CT 100%             Co.(8)
                           CT                     Account (6 ++)                 |            Broker/Dealer       IL 100% Registered
                                                  CT                             |                                Investment Adviser
 -----------------------   --------------------   ---------------------          |            -----------------   ------------------
           |                       |                      |                      |                     |
           |                       |                      |----------------------|            -----------------
           |                       |                                             |            Phoenix
           -----------------------------------------------------------------------            Investment
                                                                                              Counsel, Inc. (8)
                                                                                              MA 100% Registered
                                                                                              Investment Adviser
                                                                                              ------------------




---------------------------
1 - Depositor & Registrant
2 - Depositor & Registrant
3 - Depositor & Registrant
4 - Depositor & Registrant
5 - Depositor & Registrant
6 - Depositor & Registrant
7 - Files separate financial statements
8 - Files as part of consolidated statement
+ - Depositor
++ - Registrant


ITEM 25. INDEMNIFICATION

    The Amended Declaration of Trust dated February 18, 1986, provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS AND
SUBADVISORS

    See in the Prospectus and the Statement of Additional Information for information regarding the business of the advisors and subadvisors.

    For information as to the business, profession, vocation or employment of a substantial nature of the directors and officers of the advisors and subadvisors in the last two years, reference is made to the current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference: Aberdeen Fund Managers, Inc., SEC File No. 801-49966; A I M Capital Management, Inc., SEC File No. 801-15211; Fred Alger Management, Inc., SEC File No. 801-6709; Alliance Capital Management L.P., SEC File No. 801-56720; Duff & Phelps Investment Management Co., SEC File No. 801-14813; Engemann Asset Management, SEC File No. 801-11586; Kayne Anderson Rudnick Investment

Management, LLC, SEC File No. 801-24241; Lazard Asset Management LLC, SEC File No. 801-61701; Morgan Stanley Investment Management Inc., SEC File No. 801-15757; Phoenix Investment Counsel, Inc., SEC File No. 801-5995; Phoenix Variable Advisors, Inc., File No. 801-56484; Northern Trust Investments, N.A., SEC File No. 801-33358; Seneca Capital Management, LLC, SEC File No. 801-51559 and Standard & Poors Investment Advisory Services LLC, SEC File No. 801-51431.

ITEM 27. PRINCIPAL UNDERWRITERS

    (a) PEPCO serves as the principal underwriter for the following registrants:

         Phoenix Adviser Trust, The Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, , Phoenix Opportunities Fund, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b)  Directors and Executive Officers of PEPCO are as follows:

         NAME AND                                  POSITIONS AND OFFICES WITH             POSITIONS AND OFFICES WITH
         PRINCIPAL ADDRESS                         WITH DISTRIBUTOR                       REGISTRANT
         -----------------                         -------------------                    ----------------------
         George R. Aylward                         Director and                           None
         56 Prospect Street                        Executive Vice President
         P.O. Box 150480
         Hartford, CT 06115-0480

         John H. Beers                             Vice President                         None
         One American Row                          and Secretary
         P.O. Box 5056
         Hartford, CT 06102-5056

         John R. Flores                            Vice President                         Anti-Money Laundering
         One American Row                          and Anti-Money Laundering              Officer and Assitant
         P.O. Box 5056                             Officer                                Secretary
         Hartford, CT 06102-5056

         Daniel T. Geraci                          Director, Chairman of the Board        None
         56 Prospect Street                        and President
         P.O. Box 150480
         Hartford, CT 06115-0480

         Michael E. Haylon                         Director                               None
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056

         David C. Martin                           Vice President and                     None
         One American Row                          Chief Compliance Officer
         P.O. Box 5056
         Hartford, CT 06102-5056

         Glenn H. Pease                            Vice President, Finance and            None
         56 Prospect Street                        Treasurer
         P.O. Box 150480
         Hartford, CT 06115-0480

         NAME AND                                  POSITIONS AND OFFICES WITH             POSITIONS AND OFFICES WITH
         PRINCIPAL ADDRESS                         WITH DISTRIBUTOR                       REGISTRANT
         -----------------                         -------------------                    ----------------------
         Francis G. Waltman                        Senior Vice President                  None
         56 Prospect Street
         P.O. Box 150480
         Hartford, CT 06115-0480

         James D. Wehr                             Director                               None
         56 Prospect Street
         P.O. Box 150480
         Hartford, CT 06115-0480

    (c) No commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the following offices:

Secretary of the Fund:                             Financial Agent and Transfer Agent:

     Kathleen A. McGah, Esq.                            Phoenix Equity Planning Corporation
     One American Row                                   56 Prospect Street
     Hartford, CT 06103-2899                            P.O. Box 150480
                                                        Hartford, CT 06115-0480

                                                        PFPC, Inc.
                                                        103 Bellevue Parkway
                                                        Wilmington, DE 19809

Investment Advisors:                               Custodian:

     Duff & Phelps Investment Management Co.            State Street Bank and Trust Company
     55 East Monroe Street, Suite 3600                  225 Franklin Avenue
     Chicago, IL 60603                                  Boston, MA 02110

     Engemann Asset Management
     600 North Rosemead Boulevard
     Pasadena, CA 91107-2138

     Phoenix Investment Counsel, Inc.
     56 Prospect Street
     Hartford, CT 06115-0480

     Phoenix Variable Advisors, Inc.
     One American Row
     Hartford, CT 06102-5056

Investment Subadvisors:

     Aberdeen Asset Management, Inc.               Kayne Anderson Rudnick Investment Management, LLC
     300 S.E. 2nd Street, Suite 820                1800 Avenue of the Stars, 2nd Floor
     Fort Lauderdale, FL 33301                     Los Angeles, CA 90067

     A I M Capital Management, Inc.                Lazard Asset Management LLC
     11 Greenway Plaza, Suite 100                  30 Rockefeller Plaza
     Houston, TX 77046                             New York, NY 10012-6300

     Alliance Capital Management L.P.              Morgan Stanley Investment Management Inc.
     1345 Avenue of the Americas                   1221 Avenue of the Americas
     New York, NY 10105                            New York, NY  10020

     Bennett Lawrence Management LLC               Northern Trust Investments, N.A.
     757 Third Avenue, 19th Floor                  50 South LaSalle Street
     New York, NY 10017                            Chicago, IL 60675

     Engemann Asset Management                     Standard & Poor's Investment Advisory Services LLC
     600 North Rosemead Boulevard                  55 Water Street
     Pasadena, CA 91107-2138                       New York, NY 10041

     Fred Alger Management, Inc.
     111 Fifth Avenue
     New York, NY 10003

ITEM 29. MANAGEMENT SERVICES

     All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 28 day of April, 2006.



                                           THE PHOENIX EDGE SERIES FUND
                                           By:
                                               ----------------------
                                               Philip K. Polkinghorn*
                                                     President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                  SIGNATURE                             TITLE
                  ---------                             -----

            /s/ Nancy G. Curtiss                        Vice President, Treasurer, and Principal Accounting Officer
----------------------------------------------
              Nancy G. Curtiss

                                                        Trustee
----------------------------------------------
              Frank M. Ellmer*

                                                        Trustee
----------------------------------------------
                John Fabian*

                                                        Trustee
----------------------------------------------
            Roger A. Gelfenbien*

                                                        Trustee
----------------------------------------------
              Eunice S. Groark*

                                                        Trustee
----------------------------------------------
             Frank E. Grzelecki*

                                                        Trustee
----------------------------------------------
               John R. Mallin*

                                                        Trustee and Chairman
----------------------------------------------
            Philip R. McLoughlin*


----------------------------------------------
            Philip K. Polkinghorn*                      Trustee and President



    By:  /s/ Kathleen A. McGah
         --------------------------
    *Kathleen A. McGah, pursuant to powers of attorney, filed herein.
     April 28, 2006


                                      S-1